As filed with the Securities and Exchange Commission on June 6, 2016

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Jessica Chase, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: March 31

Date of reporting period: April 1, 2015 – March 31, 2016

ITEM 1. REPORT TO STOCKHOLDERS.

ABSOLUTE FUNDS

ANNUAL REPORT

MARCH 31, 2016

ABSOLUTE
INVESTMENT ADVISERS

The views in this report were those of Absolute Strategies Fund, Absolute Credit Opportunities Fund and Absolute Capital Opportunities Fund's (each a "Fund" and collectively the "Funds") adviser as of March 31, 2016, and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Funds and do not constitute investment advice. None of the information presented should be construed as an offer to sell or recommendation of any security mentioned herein.
Since the Funds utilize multi-manager strategies with multiple sub-advisers, they may be exposed to varying forms of risk. These risks include, but are not limited to, general market risk, multi-manager risk, non-diversification risk, small company risk, foreign risk, interest rate risk, credit risk, prepayment risk, IPO risk, liquidity risk, high turnover risk, leverage risk, pooled investment vehicle risk, derivatives risk and cash and cash equivalents holdings risk. For a complete description of the Funds' principal investment risks, please refer to each Fund's prospectus.
Beta is a measure of an asset's sensitivity to broad market moves, as measured for instance by the S&P 500® Index. A fund with a realized beta of 0.5 with respect to the S&P 500®Index infers that about 50% of the fund's returns were explained by the performance of the index (the rest of the performance was independent of the index). Standard deviation indicates the volatility of a fund's total returns and is useful because it identifies the spread of a fund's short-term fluctuations. The HFR Indices are equally weighted performance indexes, utilized by numerous hedge fund managers as a benchmark for their own hedge funds. One cannot invest directly in an index.
Absolute Strategies Fund, Absolute Funds, and Absolute Investment Advisers are registered service marks of Absolute Investment Advisers LLC ("AIA" and "Absolute") and the respective logos and Absolute Credit Opportunities Fund and Absolute Capital Opportunities Fund are service marks of AIA; and other marks referred to herein are the trademarks, service marks or registered trademarks of their respective owners.

ABSOLUTE STRATEGIES FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2016

Dear Shareholder,

We are pleased to present the Annual Report for the Absolute Strategies Fund (the "Fund") for the year ended March 31, 2016. The Fund (Institutional Shares) returned 2.05% over the 12 months ended March 31. The Fund outperformed both the S&P 500 Index, which returned 1.78%, and the HFRX Global Hedge Fund Index, which returned negative 7.36%, over the period.

As a reminder, the Fund is designed with a high degree of flexibility to invest long and short across equity, credit, and/or commodity interests through a number of different managers/strategies. This flexibility allows the Fund to be constructed based on the most attractive risk-reward areas, whether they are long or short or relative value. It also allows for the Fund to be positioned more aggressively at times and more defensively at others.

This is very different than most traditional funds, and many alternative funds, that just maintain static (long) exposures to match a benchmark or peer group. Performance over the last twelve months particularly highlights how different the Fund's investment approach is than most hedge funds and other alternative funds. Broadly, we have noticed that many alternative funds have become very short term oriented and prone to chasing investment performance. We believe this could make them vulnerable to losses when markets change course. The Fund's approach can be viewed as somewhat contrarian. This has allowed the Fund to generate its best performance when markets have changed course or become volatile.

The Fund has remained in a defensive posture over the last year. Increased volatility did provide an opportunity to move exposures from a bit more or a bit less defensive during shorter periods. Net exposure has been towards the low end of its historical range and beta to traditional equity indices has been negative.

The Fund has preserved a balance of long and short exposures. Allocations continue to be mostly in equity related strategies. This is due in large part to the risks facing the credit markets, particularly liquidity risk. The Fund's credit exposure is limited to strategies where there is a natural hedge component (convertible arbitrage) or where the manager has the flexibility to run a portfolio with a low net exposure (credit long-short).

Aggregate positioning on the long side of the Fund has been dominated by large-cap companies with strong balance sheets and the ability to withstand a variety of different economic environments, particularly margin pressure. Smaller, more unique companies and situations have been increasing as a percentage of the Fund. Aggregate positioning on the short side of the Fund has been dominated by index hedges and single name equities based on companies with sensitivity to slowing global growth –  financials, industrials, consumer cyclicals, and most recently aerospace. Some of the short exposure is derived by Sub-Advisers (single name equity, index related hedges); some short exposure has been derived by Absolute (index related hedges). We have also supplemented the portfolio with additional allocations to energy, mining, and precious metal securities. These areas may profit individually, or benefit if central banks pursue policies based on creating broad based asset inflation.

Short exposure to European and Asian financials was one area the Fund benefited from during the period. A sell-off in these equities is one example of how investors seem to be in the early stages of looking beyond central bank activity and focusing more on company/industry specific dynamics. It's not surprising then that they would shy away from some of these banks given exceptionally high leverage, significant credit risk, and increasing non-performing loans. We still think this is an attractive area that has not fully priced in these risks.

The market environment is evolving into one of the best we've seen since we started our business nearly 12 years ago. We believe that the "no risk" straight up buying frenzy from 2012-2014 is history. It appears as if we are entering an entirely new period that, at a minimum, has proven to be quite volatile from month to month and quarter to quarter. At worst, markets may be entering a lengthy bear market.

Regardless of whether markets are volatile and range bound or headed much lower, we believe this environment is well suited for the Fund's approach, as evidenced during the period as two of the Fund's best months came during flat months for the S&P 500 Index. There continue to be ample opportunities on both the long and short side and we expect the Fund to take advantage of volatility as much as possible while managing risk.

1	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2016

for the macro environment, we may be witnessing the largest divergence between market prices and fundamentals in history. Markets are trading near all-time highs while our analysis indicates that fundamentals continue to deteriorate. The S&P 500 has risen dramatically since 2011, almost entirely on the back of multiple expansion. Revenue and cash flow levels are actually well BELOW 2007 levels. This is quite remarkable. We believe that market appreciation has been driven by financial engineering, and also investors' willingness to speculate on hope at the expense of any fundamental analysis.  As can be seen in the chart below, the growth in cash flow or earnings before interest, taxes, depreciation and amortization ("EBITDA") per share for the S&P 500 has actually been negative, while price has gone nearly parabolic.  To put this into perspective, the ratio of price to EBITDA is at year 2000 bubble levels.

This is a picture of central banking in the mania phase and, in our view, probably the single greatest misallocation of capital in history:  massive, unproductive leveraging of corporate America for the sole purpose of inflating per share earnings through stock buybacks.  This would make sense if stocks were undervalued, but it does not make sense given the most expensive Price/EBITDA in history.  If the return on investment (ROI) for buying back stock is negative, it does not matter how low the interest rate was on the newly issued debt.  We believe most corporate stock buybacks at recent levels will incur ROIs of -20% or more.

In our opinion, the above analysis is old fashioned, unemotional common sense. We are simply attempting to point out what we believe will be obvious in hindsight.  We believe that central bank policies are borrowing growth from the future. Yet we now have debt levels rising with no growth in operating cash flow.  There's little funding for research and development or capital expenditures, just stock buybacks.  Markets are very fragile and they also sense that there is no end game.  Some markets are beginning to move contrary to central bank actions, as witnessed by recent stimulus attempts by both the Bank of Japan and the European Central Bank.  As we've discussed for the past year, we believe markets are signaling that central bank credibility is breaking down and volatility lies ahead.

Looking forward, we believe this market environment may be highly advantageous for nimble, liquid strategies like ours.  We expect the Fund to be very active when opportunities arise to either take or hedge risk.

Sincerely,
Jay Compson
Portfolio Manager
Absolute Investment Advisers LLC

2	ABSOLUTE FUNDS

ABSOLUTE CREDIT OPPORTUNITIES FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2016
Dear Shareholder,

We are pleased to present the annual report for the Absolute Credit Opportunities Fund (the "Fund") for the 12 months ended March 31, 2016. During the period, the Fund was down 2.40% while the the HFRX Fixed Income Credit Index, the Fund's primary benchmark, was down 7.15% and the HFRX Global Hedge Fund Index was down 7.36%.

On October 1, 2014, the Fund name was changed from the Absolute Opportunities Fund to the Absolute Credit Opportunities Fund. The name was changed to reflect the Fund's shift from employing a multi-strategy approach to an approach focused specifically on credit strategies.  The Fund currently utilizes two credit related strategies – convertible arbitrage and corporate long-short credit. The Fund's sub-advisers for these strategies have a great deal of flexibility to go long or short, and use cash to adapt to the various market conditions that emerge during the course of a complete market cycle.

We regard this flexibility as important because we believe that traditional bond markets currently face significant risks - including interest rate risk, credit risk and/or liquidity risk. We also believe that low yields (which have even become negative in some cases) do not compensate most long-only bond holders for these risks, yet funds that are tied to a benchmark or style box have a narrow ability to hedge such risks.

The Fund's flexible strategy, however, allows it to hedge as appropriate, and it has been positioned conservatively over the last year. Credit exposure has been limited to areas where there is a natural hedge component (convertible arbitrage) or where the manager has been running the portfolio with a low net exposure (corporate long-short credit). Over the period, corporate long-short credit fared slightly better than convertible arbitrage. Gains and losses were in a somewhat tight range, however, gross of fees.

In our view, investors attempting to create a balanced portfolio seem to be facing a diminishing set of options within credit and fixed income. As bond prices have risen and yields declined, the risks have gone up and the potential diversification opportunities have gone down. Many recent product launches, such as nontraditional bond funds and credit-oriented hedge funds, seem to trade reduced risk in one area (interest rate) for increased risk in another (credit risk). We have designed the Fund's current more conservative approach to provide better diversification for an overall portfolio and specifically the bond portion of a portfolio. The Fund however is  maintaining "dry powder" to put to work on the long side in potential distressed areas should bond markets continue to weaken.

Sincerely,
Jay Compson
Portfolio Manager
Absolute Investment Advisers LLC
3	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) MARCH 31, 2016
The following charts reflect the change in the value of a hypothetical $1,000,000 investment in Institutional Shares and a $250,000 investment in R Shares, including reinvested dividends and distributions, in Absolute Strategies Fund (the "Fund") compared with the performance of the benchmark, S&P 500 Index ("S&P 500"), Barclays Capital U.S. Aggregate Bond Index ("Barclays Index"), the HFRX Global Hedge Fund Index ("HFRX") and the MSCI World Index ("MSCI World"), since inception. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The Barclays Index covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The HFRX is designed to be representative of the overall composition of the hedge fund universe; it is comprised of eight strategies - convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted based on the distribution of assets in the hedge fund industry. The MSCI World measures the performance of a diverse range of 24 developed countries' stock markets including the United States, Canada, Europe, the Middle East and the Pacific. The total return of the indices include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed while the indices are unmanaged and are not available for investment.
Comparison of Change in Value of a $1,000,000 Investment
Absolute Strategies Fund - Institutional Shares vs. S&P 500 Index,
Barclays Capital U.S. Aggregate Bond Index,
 HFRX Global Hedge Fund Index and MSCI World Index

Average Annual Total Returns
Periods Ended March 31, 2016	One Year	Five Years	Ten Years
Absolute Strategies Fund - Institutional Shares	2.05%	0.98%	1.99%
S&P 500 Index	1.78%	11.58%	7.01%
Barclays Capital U.S. Aggregate Bond Index	1.96%	3.78%	4.90%
HFRX Global Hedge Fund Index	-7.36%	-1.18%	-0.51%
MSCI World Index	-3.45%	6.51%	4.27%

4	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) MARCH 31, 2016
Comparison of Change in Value of a $250,000 Investment
Absolute Strategies Fund - R Shares vs. S&P 500 Index, Barclays Capital U.S. Aggregate Bond Index,
 HFRX Global Hedge Fund Index and MSCI World Index

Average Annual Total Returns
Periods Ended March 31, 2016	One Year	Five Years	Ten Years
Absolute Strategies Fund - R Shares	1.41%	0.48%	1.55%
S&P 500 Index	1.78%	11.58%	7.01%
Barclays Capital U.S. Aggregate Bond Index	1.96%	3.78%	4.90%
HFRX Global Hedge Fund Index	-7.36%	-1.18%	-0.51%
MSCI World Index	-3.45%	6.51%	4.27%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (888) 992-2765. As stated in the Fund's prospectus, the annual operating expense ratios (gross) for Institutional Shares and R Shares are 2.60% and 3.11%, respectively. Excluding the effect of expenses attributable to dividends and interest on short sales and acquired fund fees and expenses, the Fund's total annual operating expense ratios would be 1.79% and 2.30% for Institutional Shares and R Shares, respectively. To the extent that the Fund invests in any investment company or exchange-traded fund sponsored by the Fund's adviser or its affiliates, the adviser may waive certain fees and expenses. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

5	ABSOLUTE FUNDS

ABSOLUTE CREDIT OPPORTUNITIES FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) MARCH 31, 2016

The following chart reflects the change in the value of a hypothetical $1,000,000 investment in Institutional Shares, including reinvested dividends and distributions, in Absolute Credit Opportunities Fund (the "Fund") compared with the performance of the benchmark, the HFRX Fixed Income Credit Index ("HFRXFIC"), the S&P 500 Index ("S&P 500") and the HFRX Global Hedge Fund Index ("HFRX"), since inception. The HFRXFIC includes strategies with exposure to credit across a broad continuum of credit sub-strategies, including Corporate, Sovereign, Distressed, Convertible, Asset Backed, Capital Structure Arbitrage, Multi-Strategy and other Relative Value and Event Driven sub-strategies. Investment thesis across all strategies is predicated on realization of a valuation discrepancy between the related credit instruments. Strategies may also include and utilize equity securities, credit derivatives, government fixed income, commodities, currencies or other hybrid securities. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The HFRX is designed to be representative of the overall composition of the hedge fund universe; it is comprised of eight strategies - convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted based on the distribution of assets in the hedge fund industry. The total return of the indices include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed while the indices are unmanaged and are not available for investment.
Comparison of Change in Value of a $1,000,000 Investment
Absolute Credit Opportunities - Institutional Shares vs. HFRX Fixed Income Credit Index,
S&P 500 Index, and HFRX Global Hedge Fund Index

Average Annual Total Returns			Since Inception
Periods Ended March 31, 2016	One Year	Five Years	10/21/08
Absolute Credit Opportunities Fund - Institutional Shares	-2.40%	-1.38%	3.14%
HFRX Fixed Income Credit Index	-7.15%	-0.11%	5.60%
S&P 500 Index	1.78%	11.58%	13.33%
HFRX Global Hedge Fund Index	-7.36%	-1.18%	0.67%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (888) 992-2765. As stated in the Fund's prospectus, the annual operating expense ratio (gross) is 2.71%. Excluding the effect of expenses attributable to dividends and interest on short sales, the Fund's total annual operating expense ratio would be 2.20%. However, the Fund's adviser has agreed to contractually waive a portion of its fees and to reimburse expenses such that total operating expenses do not exceed 1.95% (excluding all taxes, interest, portfolio transaction expenses, dividends and interest expense on short sales, acquired fund fees and expenses, proxy expenses, and extraordinary expenses), which is in effect through August 1, 2017. During the period, certain fees were waived and/or expenses reimbursed; otherwise returns would have been lower.  The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

6	ABSOLUTE FUNDS

ABSOLUTE CAPITAL OPPORTUNITIES FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) MARCH 31, 2016
The following chart reflects the change in the value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Absolute Capital Opportunities Fund (the "Fund") compared with the performance of the benchmark, the HFRX Equity Hedge Fund Index ("HFRX Equity") and the S&P 500 Index ("S&P 500"), since inception. HFRX Equity tracks strategies that maintain positions both long and short in primary equity and equity derivative securities. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of both the indices includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices does not include expenses. The Fund is professionally managed while the indices are unmanaged and are not available for investment.
Comparison of Change in Value of a $1,000,000 Investment
Absolute Capital Opportunities Fund – Institutional Shares vs. HFRX Equity Hedge Fund Index
and S&P 500 Index

Average Annual Total Returns for Period Ended March 31, 2016:	Since Inception 12/30/15
Absolute Capital Opportunities Fund – Institutional Shares	2.10%
HFRX Equity Hedge Fund Index	-3.11%
S&P 500 Index	0.39%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (888) 992-2765. As stated in the Fund's current prospectus, the annual operating expense ratio (gross) is 1.81%. However, the Fund's adviser has contractually agreed to reduce a portion of its fees and reimburse expenses to limit total operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.95%, through August 1, 2017. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

7	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND PORTFOLIO HOLDINGS SUMMARY (Unaudited) MARCH 31, 2016

Portfolio Breakdown (% of Net Assets)
Long Positions
Equity Securities	34.4%
Asset Backed Obligations	0.4%
Corporate Convertible Bonds	12.4%
Corporate Non-Convertible Bonds	5.5%
Exchange Traded Notes	0.2%
Syndicated Loans	0.6%
Warrants	0.0%
Investment Companies	12.7%
Short-Term Investments	0.2%
Money Market Funds	20.9%
Purchased Options	0.9%
Short Positions
Equity Securities	-31.0%
Investment Companies	-10.1%
Written Options	-0.5%
Other Assets less Liabilities*	53.4%
100.0%

* Consists of deposits with the custodian and/or brokers for securities sold short, cash, foreign currency, prepaid expenses, receivables, payables and accrued liabilities. Deposits with the custodian and/or brokers for securities sold short represent 46.1% of net assets. See Note 2 of the accompanying Notes to Financial Statements.

	(% of Equity Holdings)
Sector Breakdown	Long	Short
Consumer Discretionary	10.1%	20.2%
Consumer Staples	21.9%	9.8%
Energy	13.3%	1.5%
Financial	13.4%	27.9%
Healthcare	2.2%	0.6%
Industrial	10.5%	21.0%
Information Technology	9.9%	13.3%
Materials	8.3%	1.8%
Telecommunication Services	9.0%	3.7%
Utilities	1.4%	0.2%
	100.0%	100.0%

8	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2016

Shares	Security Description	Value

Long Positions - 88.2%
Equity Securities - 34.4%
Common Stock - 33.8%
Consumer Discretionary - 3.5%
35,355	American Airlines Group, Inc. (a)(b)(c)	$1,449,909
39,620	Bed Bath & Beyond, Inc. (d)	1,966,737
8,650	CarMax, Inc. (d)	442,015
4,433	Chipotle Mexican Grill, Inc., Class A (d)	2,087,810
17,165	CVS Health Corp.	1,780,526
24,471	GameStop Corp., Class A (a)	776,465
96,070	General Motors Co. (a)	3,019,480
111,551	Green Plains Partners LP	1,500,361
41,890	Harley-Davidson, Inc. (b)(c)	2,150,214
63,530	Kohl's Corp.	2,961,133
19,209	Lithia Motors, Inc., Class A	1,677,522
194,397	Luby's, Inc. (d)	942,825
29,260	Macy's, Inc. (a)(b)(c)	1,290,073
10,343	McDonald's Corp.	1,299,908
107,168	Sony Corp., ADR	2,756,361
67,969	The Habit Restaurants, Inc., Class A (a)(d)	1,266,263
14,920	The Walt Disney Co.	1,481,705
26,005	Tractor Supply Co.	2,352,412
3,000	Viacom, Inc., Class B (a)	123,840
35,462	Zoe's Kitchen, Inc. (a)(d)	1,382,663
		32,708,222
Consumer Staples - 7.5%
25,000	Aggreko PLC	392,250
100,000	Avon Products, Inc.	481,000
23,080	Calavo Growers, Inc.	1,316,945
111,116	Cott Corp. (a)	1,543,401
70,000	Diageo PLC, ADR (a)	7,550,900
21,491	Endo International PLC (d)	604,972
108,000	Express Scripts Holding Co. (a)(d)	7,418,520
55,000	Hengan International Group Co., Ltd. (a)	475,475
130,000	Nestle SA, ADR	9,699,300
197,713	Nomad Foods, Ltd. (a)(d)	1,781,394
39,000	PepsiCo, Inc.	3,996,720
50,238	Phibro Animal Health Corp., Class A (a)	1,358,436
90,000	Philip Morris International, Inc.	8,829,900
20,303	Pilgrim's Pride Corp. (d)	515,696
36,939	Post Holdings, Inc. (d)	2,540,295
165,000	Sanofi, ADR (a)	6,626,400
55,000	Sysco Corp.	2,570,150
53,000	The Coca-Cola Co.	2,458,670
75,000	The Procter & Gamble Co.	6,173,250
38,417	Tyson Foods, Inc., Class A	2,560,877
47,283	Zoetis, Inc. (a)	2,096,055
		70,990,606
Energy - 4.6%
24,625	Baker Hughes, Inc.	1,079,314
27,733	Buckeye Partners LP	1,884,180
72,485	Cheniere Energy Partners LP (a)	2,090,467
16,154	Cheniere Energy, Inc. (a)(d)	546,490
149,243	Cone Midstream Partners LP	1,867,030
10,000	ConocoPhillips (a)	402,700
25,524	Diamond Offshore Drilling, Inc. (a)	554,637
44,101	Energy Transfer Partners LP (a)	1,426,226
93,814	Enterprise Products Partners LP	2,309,701
11,000	Exxon Mobil Corp. (a)	919,490
25,370	FMC Technologies, Inc. (a)(d)	694,123

67,969	Green Plains, Inc.	1,084,785
77,540	Halliburton Co.	2,769,729
26,675	Kinder Morgan, Inc. (a)	476,416
50,429	MPLX LP (a)	1,497,237
15,595	National Oilwell Varco, Inc.	485,005
27,246	NuStar Energy LP (a)	1,100,738
69,607	NuStar GP Holdings, LLC (a)	1,442,953
36,331	Plains All American Pipeline LP	761,861
45,261	Plains GP Holdings LP, Class A (a)	393,318
109,962	Rice Midstream Partners LP	1,637,334
52,435	Schlumberger, Ltd.	3,867,081
196,772	SolarEdge Technologies, Inc. (a)(d)	4,946,848
210,000	Spectra Energy Corp.	6,426,000
31,672	Tallgrass Energy GP LP	585,299
11,035	Tesoro Logistics LP (a)	503,858
18,915	Valero Energy Partners LP (a)	895,814
4,155	Western Gas Partners LP	180,369
22,210	Western Refining Logistics LP (a)	518,603
		43,347,606
Financial - 4.6%
44,870	American Express Co.	2,755,018
25,390	American International Group, Inc. (c)	1,372,330
28,450	Aon PLC	2,971,602
260,025	Bank of America Corp.	3,515,538
27,125	Berkshire Hathaway, Inc., Class B (d)	3,848,495
150,000	Brookfield Asset Management, Inc., Class A	5,218,500
60,800	CBRE Group, Inc., Class A (a)(d)	1,752,256
44,770	Citigroup, Inc.	1,869,147
15,330	InfraREIT, Inc. REIT (a)	261,377
57,750	JPMorgan Chase & Co. (a)	3,419,955
140,820	Leucadia National Corp.	2,277,059
26,000	The Bancorp, Inc. (a)(d)	148,720
170,000	The Bank of New York Mellon Corp.	6,261,100
138,000	WR Berkley Corp.	7,755,600
		43,426,697
Healthcare - 0.7%
10,000	Becton Dickinson and Co.	1,518,200
1,200	CR Bard, Inc.	243,204
85,477	Greatbatch, Inc. (a)(d)	3,046,400
21,000	Johnson & Johnson	2,272,200
		7,080,004
Industrial - 3.6%
279,136	Aegean Marine Petroleum Network, Inc. (a)	2,113,059
94,565	Briggs & Stratton Corp.	2,261,995
3,300	CH Robinson Worldwide, Inc. (a)	244,959
103,000	Expeditors International of Washington, Inc.	5,027,430
71,901	Fitbit, Inc., Class A (a)(d)	1,089,300
138,865	Jacobs Engineering Group, Inc. (d)	6,047,571
283,400	Quanta Services, Inc. (a)(d)	6,393,504
35,085	The Boeing Co. (c)	4,453,690
51,715	Trimble Navigation, Ltd. (d)	1,282,532
20,520	Union Pacific Corp. (b)(c)	1,632,366
11,110	United Parcel Service, Inc., Class B	1,171,772
20,735	Valmont Industries, Inc.	2,567,822
		34,286,000
Information Technology - 2.8%
19,235	Accenture PLC, Class A	2,219,719
46,675	Apple, Inc.	5,087,108
86,005	BlackBerry, Ltd. (a)(d)	695,781

See Notes to Financial Statements.	9	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2016

Shares	Security Description	Value

128,779	BroadSoft, Inc. (a)(d)	$5,196,233
29,000	Microsoft Corp.	1,601,670
73,000	Oracle Corp. (a)	2,986,430
5,665	QUALCOMM, Inc.	289,708
1,870,509	Sandvine Corp.	4,003,862
554,489	Sigma Designs, Inc. (d)	3,770,525
267,230	Zynga, Inc., Class A (a)(d)	609,284
		26,460,320
Materials - 2.9%
20,686	Agrium, Inc.	1,826,367
32,507	CF Industries Holdings, Inc.	1,018,769
249,525	Constellium NV, Class A (d)	1,295,035
20,000	Franco-Nevada Corp.	1,227,600
54,528	Monsanto Co. (a)	4,784,287
51,000	Praxair, Inc. (a)	5,836,950
200,000	Royal Gold, Inc.	10,258,000
39,814	Westlake Chemical Partners LP	784,336
		27,031,344
Telecommunication Services - 3.1%
2,325	Alphabet, Inc., Class A (a)(d)	1,773,743
155	Alphabet, Inc., Class C (a)(d)	115,467
307,461	Attunity, Ltd. (d)	2,201,421
391,161	Bankrate, Inc. (a)(d)	3,586,946
52,700	CBS Corp., Class B, Non-Voting Shares	2,903,243
83,000	Cisco Systems, Inc. (a)	2,363,010
249,547	Rightside Group, Ltd. (a)(d)	2,008,853
124,258	Spark Networks, Inc. (a)(d)	275,853
26,081	Time Warner, Inc.	1,892,177
245,000	Twenty-First Century Fox, Inc., Class B (a)	6,909,000
264,282	Web.com Group, Inc. (a)(d)	5,238,069
		29,267,782
Utilities - 0.5%
80,000	ITC Holdings Corp.	3,485,600
12,535	NiSource, Inc. (a)	295,325
20,140	Western Gas Equity Partners LP (a)	717,789
		4,498,714
Total Common Stock (Cost $274,519,839)		319,097,295

Rate

Preferred Stock - 0.6%
Information Technology - 0.6%
5,800	Samsung Electronics Co., Ltd. (Cost $5,945,137)	2.00%	5,614,376
Total Equity Securities (Cost $280,464,976)			324,711,671

Principal	Security Description	Rate	Maturity	Value

Fixed Income Securities - 19.1%
Asset Backed Obligations - 0.4%
$74,224	Adjustable Rate Mortgage Trust, Series 2005-12 2A1 (e)	2.94%	03/25/36	57,152
48,748	Adjustable Rate Mortgage Trust, Series 2006-1 3A3 (e)	2.97	03/25/36	35,694

145,184	Banc of America Alternative Loan Trust, Series 2005-8 2CB1	6.00	09/25/35	134,855
36,109	Banc of America Funding Corp., Series 2006-E 2A1 (e)	2.90	06/20/36	29,567
139,259	Banc of America Funding Corp., Series 2006-H 6A1 (e)	0.62	10/20/36	107,527
76,860	Banc of America Funding Corp., Series 2007-E 4A1 (e)	2.67	07/20/47	62,537
169,096	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-5 1A1 (e)	2.88	08/25/47	136,275
148,839	Bear Stearns ALT-A Trust, Series 2006-2 23A1 (e)	2.89	03/25/36	112,255
248,281	ChaseFlex Trust, Series 2007-1 2A9	6.00	02/25/37	172,017
97,564	CitiMortgage Alternative Loan Trust, Series 2006-A7 1A12	6.00	12/25/36	85,608
36,774	CitiMortgage Alternative Loan Trust, Series 2007-A4 1A6	5.75	04/25/37	31,216
42,834	Countrywide Alternative Loan Trust, Series 2005-50CB 1A1	5.50	11/25/35	41,501
156,493	Countrywide Alternative Loan Trust, Series 2005-73CB 1A8	5.50	01/25/36	150,979
433,843	Countrywide Alternative Loan Trust, Series 2005-J12 2A1 (e)	0.70	08/25/35	285,384
210,186	Countrywide Alternative Loan Trust, Series 2006-36T2 1A1 (e)	0.75	12/25/36	122,290

See Notes to Financial Statements.	10	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2016

Principal	Security Description	Rate	Maturity	Value

$18,042	Countrywide Alternative Loan Trust, Series 2006-7CB 3A1	5.25%	05/25/21	$18,839
66,302	Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-HY5 1A1 (e)	2.87	09/25/47	58,767
48,063	Credit Suisse Mortgage Capital Mortgage-Backed Trust, Series 2006-8 3A1	6.00	10/25/21	46,368
180,166	Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2 A5B (f)	5.96	06/25/36	147,705
144,060	GSR Mortgage Loan Trust, Series 2005-AR5 1A1 (e)	2.95	10/25/35	125,456
162,513	HSI Asset Loan Obligation Trust, Series 2007-AR2 2A1 (e)	3.34	09/25/37	128,983
69,219	Indymac Index Mortgage Loan Trust, Series 2006-AR25 3A1 (e)	2.99	09/25/36	50,912
124,708	Indymac Index Mortgage Loan Trust, Series 2006-AR29 A1 (e)	0.60	11/25/36	96,674
150,268	Indymac Index Mortgage Loan Trust, Series 2006-AR33 3A1 (e)	3.12	01/25/37	137,784
326,429	Indymac Index Mortgage Loan Trust, Series 2006-AR7 4A1 (e)	3.02	05/25/36	231,694
36,006	JP Morgan Mortgage Trust, Series 2007-A2 4A1M (e)	4.56	04/25/37	31,271
150,678	Lehman XS Trust, Series 2005-6 1A1 (e)	0.69	11/25/35	101,456
234,062	MASTR Adjustable Rate Mortgages Trust, Series 2007-R5 A1 (e)(g)	2.77	11/25/35	178,503

174,675	Morgan Stanley Mortgage Loan Trust, Series 2007-13 6A1	6.00%	10/25/37	143,046
164,480	Residential Accredit Loans, Inc., Series 2006-QS17 A4	6.00	12/25/36	134,362
130,052	Residential Accredit Loans, Inc., Series 2007-QS5 A1	5.50	03/25/37	98,221
352,235	Residential Asset Securitization Trust, Series 2006-A10 A5	6.50	09/25/36	247,187
1,089,751	Residential Asset Securitization Trust, Series 2007-A5 1A2 (e)	0.83	05/25/37	224,675
50,278	Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3 3A1 (e)	2.81	04/25/47	38,852
129,021	WaMu Mortgage Pass-Through Certificates, Series 2006-AR16 1A1 (e)	2.19	12/25/36	110,744
414,434	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-7 A1A (f)	4.50	09/25/36	213,631
Total Asset Backed Obligations (Cost $3,808,912)				4,129,987

Corporate Convertible Bonds - 12.4%
Consumer Discretionary - 0.9%
4,500,000	JAKKS Pacific, Inc. (a)(g)	4.25	08/01/18	4,345,312
1,600,000	JAKKS Pacific, Inc. (a)(g)	4.88	06/01/20	1,506,000
2,750,000	M/I Homes, Inc. (a)	3.25	09/15/17	2,780,938
				8,632,250
Consumer Staples - 2.8%
3,000,000	Acorda Therapeutics, Inc.	1.75	06/15/21	2,675,625
3,000,000	Albany Molecular Research, Inc.	2.25	11/15/18	3,324,375
1,300,000	Array BioPharma, Inc.	3.00	06/01/20	1,053,000
700,000	Ascent Capital Group, Inc.	4.00	07/15/20	442,313
See Notes to Financial Statements.	11	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2016

Principal	Security Description	Rate	Maturity	Value

$3,250,000	Carriage Services, Inc.	2.75%	03/15/21	$3,577,031
3,400,000	Depomed, Inc. (a)	2.50	09/01/21	3,185,375
4,000,000	Endologix, Inc. (a)	2.25	12/15/18	2,935,000
3,000,000	Healthways, Inc. (a)	1.50	07/01/18	2,763,750
2,500,000	Ironwood Pharmaceuticals, Inc. (a)(g)	2.25	06/15/22	2,295,312
2,250,000	Monster Worldwide, Inc. (a)	3.50	10/15/19	2,068,594
1,250,000	Protalix BioTherapeutics, Inc. (a)	4.50	09/15/18	853,125
1,650,000	The Spectranetics Corp. (a)	2.63	06/01/34	1,312,781
				26,486,281
Energy - 0.7%
2,570,000	Clean Energy Fuels Corp. (g)	5.25	10/01/18	1,259,300
1,700,000	Helix Energy Solutions Group, Inc. (a)	3.25	03/15/32	1,347,250
4,650,000	Renewable Energy Group, Inc. (a)	2.75	06/15/19	4,062,938
				6,669,488
Financial - 0.9%
4,720,000	Encore Capital Group Inc (a)	3.00	07/01/20	3,660,950
4,000,000	Forestar Group, Inc. (a)	3.75	03/01/20	3,465,000
2,200,000	FXCM, Inc. (a)	2.25	06/15/18	1,342,000
				8,467,950
Healthcare - 0.6%
2,300,000	Insulet Corp. (a)	2.00	06/15/19	2,231,000
3,600,000	Quidel Corp. (a)	3.25	12/15/20	3,215,250
				5,446,250
Industrial - 1.7%
3,400,000	Altra Industrial Motion Corp.	2.75	03/01/31	3,895,125
1,050,000	Echo Global Logistics, Inc. (a)	2.50	05/01/20	1,062,469
3,900,000	Fluidigm Corp. (a)	2.75	02/01/34	2,164,500
1,275,000	Griffon Corp. (a)(g)	4.00	01/15/17	1,471,031
2,500,000	Kaman Corp. (a)(g)	3.25	11/15/17	3,323,437
4,000,000	TTM Technologies, Inc. (a)	1.75	12/15/20	3,582,500
				15,499,062
Information Technology - 2.3%
3,400,000	Avid Technology, Inc. (a)(g)	2.00	06/15/20	2,263,125
1,600,000	Envestnet, Inc. (a)	1.75	12/15/19	1,387,000
2,500,000	GT Advanced Technologies, Inc. (a)(h)	3.00	12/15/20	4,688
3,550,000	inContact, Inc. (a)(g)	2.50	04/01/22	3,297,062

4,000,000	Interactive Intelligence Group, Inc. (a)(g)	1.25	06/01/20	3,422,500
3,300,000	Photronics, Inc. (a)	3.25	04/01/16	3,300,000
5,600,000	Quantum Corp. (a)	4.50	11/15/17	4,154,500
2,000,000	Rudolph Technologies, Inc. (a)	3.75	07/15/16	2,233,750
450,000	Unisys Corp. (a)(g)	5.50	03/01/21	449,437
1,600,000	Verint Systems, Inc.	1.50	06/01/21	1,417,000
				21,929,062
Materials - 0.6%
1,750,000	Aceto Corp. (a)(g)	2.00	11/01/20	1,672,344
850,000	Horsehead HoldingCorp. (a)(h)(i)	3.80	07/01/17	59,500
5,000,000	Silver Standard Resources, Inc. (a)(g)	2.88	02/01/33	3,678,125
				5,409,969
Telecommunication Services - 1.5%
1,750,000	Alaska Communications Systems Group, Inc.	6.25	05/01/18	1,658,125
4,500,000	Blucora, Inc.	4.25	04/01/19	3,420,000
1,850,000	Global Eagle Entertainment, Inc. (a)	2.75	02/15/35	1,458,031
2,500,000	Harmonic, Inc. (a)(g)	4.00	12/01/20	1,992,188
1,800,000	Pandora Media, Inc. (a)(g)	1.75	12/01/20	1,559,250
1,300,000	Twitter, Inc. (a)	1.00	09/15/21	1,095,250
2,700,000	Web.com Group, Inc. (a)	1.00	08/15/18	2,575,125
				13,757,969
Utilities - 0.4%
5,800,000	EnerNOC, Inc. (a)	2.25	08/15/19	4,121,625
Total Corporate Convertible Bonds (Cost $134,380,421)				116,419,906

Corporate Non-Convertible Bonds - 5.5%
Consumer Discretionary - 1.0%
750,000	Caesars Entertainment Resort Properties, LLC	8.00	10/01/20	738,000
1,250,000	GameStop Corp. (g)	5.50	10/01/19	1,204,688
1,469,000	Hanesbrands, Inc.	6.38	12/15/20	1,522,251
2,250,000	K Hovnanian Enterprises, Inc.	8.63	01/15/17	2,160,000
829,000	L Brands, Inc.	8.50	06/15/19	974,158
1,590,000	MGM Resorts International	6.88	04/01/16	1,590,000
See Notes to Financial Statements.	12	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2016

Principal	Security Description	Rate	Maturity	Value

$200,000	MGM Resorts International	10.00%	11/01/16	$208,837
800,000	Royal Caribbean Cruises, Ltd.	7.25	06/15/16	809,364
				9,207,298
Consumer Staples - 0.9%
750,000	Avon Products, Inc.	6.75	03/15/23	520,500
500,000	Avon Products, Inc.	8.70	03/15/43	332,500
1,700,000	Bumble Bee Holdings,Inc. (g)	9.00	12/15/17	1,710,625
2,471,000	Cenveo Corp. (g)	6.00	08/01/19	1,810,007
1,512,000	ConvaTec Healthcare E SA (g)	10.50	12/15/18	1,559,250
1,533,000	Dean Holding Co.	6.90	10/15/17	1,609,650
1,750,000	Monitronics International, Inc. (a)	9.13	04/01/20	1,426,250
				8,968,782
Energy - 0.4%
1,245,000	Boardwalk Pipelines LP	5.88	11/15/16	1,248,099
1,000,000	CONSOL Energy, Inc.	5.88	04/15/22	725,620
2,605,000	Gastar Exploration, Inc.	8.63	05/15/18	1,680,225
				3,653,944
Financial - 1.0%
2,625,000	Ally Financial, Inc.	3.50	07/18/16	2,632,875
2,000,000	International Lease Finance Corp.	5.75	05/15/16	2,005,568
470,000	International Lease Finance Corp. (g)	6.75	09/01/16	477,638
1,742,000	iStar, Inc.	9.00	06/01/17	1,818,212
700,000	Realogy Group, LLC / Realogy Co-Issuer Corp. (g)	4.50	04/15/19	721,875
1,750,000	Realogy Group, LLC / The Sunshine Group Florida, Ltd. (g)	3.38	05/01/16	1,748,131
				9,404,299
Industrial - 0.3%
1,750,000	International Wire Group Holdings, Inc. (g)	8.50	10/15/17	1,750,000
525,000	Masco Corp.	6.13	10/03/16	538,387
1,026,000	Spirit AeroSystems, Inc.	6.75	12/15/20	1,063,834
				3,352,221

Information Technology - 0.4%
1,729,000	EarthLink Holdings Corp.	7.38	06/01/20	1,798,160
1,664,000	First Data Corp. (g)	6.75	11/01/20	1,753,856
				3,552,016
Telecommunication Services - 1.2%
1,925,000	Clearwire Communi-cations, LLC / Clearwire Finance, Inc. (g)	14.75	12/01/16	2,083,812
733,000	Entercom Radio, LLC	10.50	12/01/19	764,153
1,290,000	FairPoint Communi-cations, Inc. (g)	8.75	08/15/19	1,227,112
925,000	iHeartCommunications, Inc.	9.00	12/15/19	687,969
1,024,000	Level 3 Financing, Inc. (e)	4.10	01/15/18	1,029,120
1,602,000	Nielsen Finance LLC / Nielsen Finance Co.	4.50	10/01/20	1,644,052
1,500,000	Qwest Corp.	8.38	05/01/16	1,509,750
1,500,000	TEGNA, Inc.	10.00	04/01/16	1,500,000
749,000	ViaSat, Inc.	6.88	06/15/20	780,833
				11,226,801
Utilities - 0.3%
1,800,000	Sabine Pass LNG LP	7.50	11/30/16	1,853,325
700,000	Talen Energy Supply, LLC	6.20	05/15/16	703,938
				2,557,263
Total Corporate Non-Convertible Bonds (Cost $54,428,103)				51,922,624

Exchange Traded Notes - 0.2%
8,000	iPATH S&P 500 VIX Mid-Term Futures ETN (d)	87,040
58,260	JPMorgan Alerian MLP Index ETN	1,578,263
Total Exchange Traded Notes (Cost $1,589,612)		1,665,303

Syndicated Loans - 0.6%
1,448,066	Arch Coal, Inc. (e)	7.50	05/16/18	517,684
1,428,406	Atlas Iron, Ltd. (e)	8.75	12/10/17	185,693
4,000,000	Energy Future Intermediate Holding Co., LLC (e)	4.25	12/19/16	4,001,250
1,360,074	WideOpenWest Finance, LLC (e)	3.75	07/17/17	1,360,074
Total Syndicated Loans (Cost $8,229,763)				6,064,701
Total Fixed Income Securities (Cost $202,436,811)				180,202,521

See Notes to Financial Statements.	13	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2016

Shares	Security Description	Strike Price	Exp. Date	Value

Warrants - 0.0%
318,626	Kinder Morgan, Inc. (d) (Cost $960,583)	$100.00	05/25/17	$11,630

Shares	Security Description	Value

Investment Companies - 12.7%
1,196,695	Absolute Capital Opportunities Fund (d)(j)	12,218,253
520,535	SPDR S&P 500 ETF Trust (a)(b)(c)	107,001,175
Total Investment Companies (Cost $71,133,949)		119,219,428

Principal	Security Description	Rate	Maturity	Value

Short-Term Investments - 0.2%
Commercial Paper - 0.2%
$1,500,000	Viacom, Inc. (k) (Cost $1,499,479)	1.25%	04/11/16	1,499,479

Shares	Security Description	Value

Money Market Funds - 20.9%
3	JP Morgan 100% U.S. Treasury Money Market Fund Cap, 0.19% (e)	3
196,842,358	State Street Institutional Treasury Money Market Fund, 0.18% (e)	196,842,358
Total Money Market Funds (Cost $196,842,361)		196,842,361

Contracts	Security Description	Strike Price	Exp. Date	Value

Purchased Options - 0.9%
Call Options Purchased - 0.6%
1,504	Energy Transfer Equity	$10.00	04/16	1,504
1,253	Kinder Morgan, Inc.	20.00	04/16	7,518
20,000	Market Vectors Gold Miners ETF	26.00	06/16	480,000
6,498	SPDR S&P 500 ETF	206.00	09/16	5,048,946
2,259	SPDR S&P 500 ETF	240.00	03/17	119,727
Total Call Options Purchased (Premiums Paid $6,714,061)				5,657,695

Put Options Purchased - 0.3%
20,000	Consumer Discretionary Select Sector SPDR Fund	65.00	09/16	1,390,000
9,750	Consumer Discretionary Select Sector SPDR Fund	65.00	01/17	1,428,375
20	iShares Russell 2000 ETF	109.00	08/16	9,340
468	Pacific Biosciences of California, Inc.	10.00	09/16	136,890

15	SPDR S&P 500 ETF	191.00	04/16	165
15	SPDR S&P 500 ETF	190.00	04/16	135
2,259	SPDR S&P 500 ETF	125.00	03/17	243,972
Total Put Options Purchased (Premiums Paid $4,114,146)				3,208,877

Total Purchased Options (Premiums Paid $10,828,207)	8,866,572

Total Long Positions - 88.2% (Cost $764,166,366)*	831,353,662

Total Short Positions - (41.1)% (Proceeds $(423,957,242))*	(387,352,743)

Total Written Options - (0.5)% (Premiums Received $(5,438,511))*	(4,809,894)

Other Assets & Liabilities, Net – 53.4%	503,540,498
Net Assets – 100.0%	$942,731,523

See Notes to Financial Statements.	14	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF SECURITIES SOLD SHORT MARCH 31, 2016

Shares	Security Description	Value

Short Positions - (41.1)%
Common Stock - (31.0)%
Consumer Discretionary - (6.3)%
(7,700)	Amazon.com, Inc.	$(4,571,028)
(17,907)	Arctic Cat, Inc.	(300,838)
(8,950)	Autoliv, Inc.	(1,060,396)
(13,298)	Brinker International, Inc.	(611,043)
(12,412)	Cabela's, Inc.	(604,340)
(21,518)	CarMax, Inc.	(1,099,570)
(35,900)	Carnival Corp.	(1,894,443)
(26,218)	Chuy's Holdings, Inc.	(814,593)
(51,715)	Del Frisco's Restaurant Group, Inc.	(857,435)
(65,014)	Del Taco Restaurants, Inc.	(671,595)
(7,001)	FactSet Research Systems, Inc.	(1,060,861)
(461,000)	Fiat Chrysler Automobiles NV	(3,724,460)
(22,164)	Fiesta Restaurant Group, Inc.	(726,536)
(309,637)	Ford Motor Co.	(4,180,099)
(57,626)	Fox Factory Holding Corp.	(911,067)
(161,027)	General Motors Co.	(5,061,079)
(25,505)	Hanesbrands, Inc.	(722,812)
(32,058)	iRobot Corp.	(1,131,647)
(7,388)	Jack in the Box, Inc.	(471,872)
(389,111)	JAKKS Pacific, Inc.	(2,894,986)
(47,300)	M/I Homes, Inc.	(882,145)
(5,900)	McDonald's Corp.	(741,512)
(22,100)	Mohawk Industries, Inc.	(4,218,890)
(56,148)	Noodles & Co.	(665,915)
(72,141)	PetMed Express, Inc.	(1,292,045)
(36,310)	The Home Depot, Inc.	(4,844,843)
(2,860)	The Priceline Group, Inc.	(3,686,426)
(62,058)	Titan International, Inc.	(333,872)
(23,200)	Tractor Supply Co.	(2,098,672)
(10,950)	Ulta Salon Cosmetics & Fragrance, Inc.	(2,121,453)
(42,550)	Under Armour, Inc., Class A	(3,609,516)
(4,656)	WW Grainger, Inc.	(1,086,850)
		(58,952,839)

Consumer Staples - (3.0)%
(41,800)	Acorda Therapeutics, Inc.	(1,105,610)
(131,300)	Albany Molecular Research, Inc.	(2,007,577)
(44,327)	Amira Nature Foods, Ltd.	(433,075)
(17,731)	Archer-Daniels-Midland Co.	(643,813)
(106,400)	Array BioPharma, Inc.	(313,880)
(1,400)	Ascent Capital Group, Inc., Class A	(20,734)
(20,686)	B&G Foods, Inc.	(720,080)
(93,000)	Carriage Services, Inc.	(2,009,730)
(44,348)	Cenveo, Inc.	(18,626)
(8,503)	Cimpress NV	(771,137)
(59,103)	Darling Ingredients, Inc.	(778,386)
(14,303)	DavidsTea, Inc.	(173,209)
(39,859)	Dean Foods Co.	(690,358)
(122,800)	Depomed, Inc.	(1,710,604)
(61,900)	Endologix, Inc.	(517,484)
(33,700)	FleetCor Technologies, Inc.	(5,012,875)
(10,656)	General Mills, Inc.	(675,058)
(56,900)	Healthways, Inc.	(574,121)
(103,900)	Ironwood Pharmaceuticals, Inc.	(1,136,666)
(268,100)	Monster Worldwide, Inc.	(874,006)
(103,820)	Pacific Biosciences of California, Inc.	(882,470)
(66,600)	Protalix BioTherapeutics, Inc.	(55,977)
(8,865)	Sanderson Farms, Inc.	(799,446)
(29,552)	SodaStream International, Ltd.	(416,092)
(13,298)	The Andersons, Inc.	(417,690)
(8,039)	The Boston Beer Co., Inc., Class A	(1,487,778)
(35,700)	The Estee Lauder Cos., Inc.	(3,366,867)
(28,900)	The Spectranetics Corp.	(419,628)
(7,979)	TreeHouse Foods, Inc.	(692,178)
		(28,725,155)

Energy - (0.5)%
(14,678)	Bristow Group, Inc.	(277,708)
(28,784)	CARBO Ceramics, Inc.	(408,733)
(22,100)	Clean Energy Fuels Corp.	(64,753)
(9,717)	EQT Midstream Partners LP	(723,236)
(25,000)	Gastar Exploration, Inc.	(27,500)
(19,620)	Helix Energy Solutions Group, Inc.	(109,872)
(281,447)	Renewable Energy Group, Inc.	(2,656,860)
		(4,268,662)

Financial - (8.6)%
(4,508,000)	Agricultural Bank of China, Ltd., Class H	(1,621,342)
(50,574)	Altisource Portfolio Solutions SA	(1,221,362)
(40,400)	Ameriprise Financial, Inc.	(3,798,004)
(266,000)	Banco Santander SA, ADR	(1,159,760)
(413,150)	Bank of America Corp.	(5,585,788)
(4,995,000)	Bank of China, Ltd., Class H	(2,073,376)
(2,586,000)	Bank of Communications Co., Ltd., Class H	(1,700,142)
(21,925)	BofI Holding, Inc.	(467,879)
(12,433)	Canadian Western Bank	(231,189)
(3,180,000)	China CITIC Bank Corp., Ltd., Class H	(1,947,186)
(3,330,000)	China Construction Bank Corp., Class H	(2,124,888)
(2,193,000)	China Galaxy Securities Co., Ltd., Class H	(2,134,382)
(1,003,000)	China Merchants Bank Co., Ltd., Class H	(2,107,537)
(814,000)	CITIC Securities Co., Ltd., Class H	(1,907,677)
(132,400)	Citigroup, Inc.	(5,527,700)
(121,934)	Consumer Portfolio Services, Inc.	(515,781)
(13,738)	Credit Acceptance Corp.	(2,494,134)
(58,000)	Deutsche Bank AG	(982,520)
(53,200)	Encore Capital Group, Inc.	(1,369,368)
(192,600)	Erste Group Bank AG	(5,413,240)
(74,400)	Forestar Group, Inc.	(970,176)
(1,410)	FXCM, Inc., Class A	(15,143)
(10,174)	Home Capital Group, Inc.	(274,649)
(3,008,000)	Industrial & Commercial Bank of China, Ltd., Class H	(1,682,884)
(2,022,500)	Intesa Sanpaolo SpA	(5,601,613)
(7,137)	National Bank of Canada	(233,495)
(42,133)	Noah Holdings, Ltd., ADR	(1,048,269)
(512,000)	Nordea Bank AB	(4,919,287)
(219,075)	OTP Bank PLC	(5,500,759)
(4,514)	Royal Bank of Canada	(259,826)
(251,300)	Swedbank AB, Class A	(5,414,020)
(4,971)	The Bank of Nova Scotia	(242,883)
(203,600)	The Charles Schwab Corp.	(5,704,872)
(5,413)	The Toronto-Dominion Bank	(233,463)
(1,391,764)	UniCredit SpA	(5,020,291)
		(81,504,885)

Healthcare - (0.2)%
(24,100)	Insulet Corp.	(799,156)
(49,200)	Quidel Corp.	(849,192)
		(1,648,348)
See Notes to Financial Statements.	15	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF SECURITIES SOLD SHORT MARCH 31, 2016

Shares	Security Description	Value

Industrial - (6.5)%
(4,037)	3M Co.	$(672,685)
(11,821)	AGCO Corp.	(587,504)
(76,700)	Altra Industrial Motion Corp.	(2,130,726)
(120,900)	Atlas Copco AB, Class A	(3,042,512)
(46,314)	Briggs & Stratton Corp.	(1,107,831)
(88,655)	CNH Industrial NV	(599,308)
(10,343)	Deere & Co.	(796,308)
(24,522)	Donaldson Co., Inc.	(782,497)
(13,990)	Echo Global Logistics, Inc.	(379,968)
(27,000)	Fluidigm Corp.	(217,890)
(22,037)	Garmin, Ltd.	(880,599)
(178,800)	General Electric Co.	(5,684,052)
(60,701)	Griffon Corp.	(937,830)
(51,900)	IDEX Corp.	(4,301,472)
(62,563)	Kaman Corp.	(2,670,815)
(12,458)	Proto Labs, Inc.	(960,387)
(17,823)	Rockwell Collins, Inc.	(1,643,459)
(134,975)	Spirit AeroSystems Holdings, Inc., Class A	(6,122,466)
(158,900)	Textron, Inc.	(5,793,494)
(51,300)	The Boeing Co.	(6,512,022)
(45,952)	The Middleby Corp.	(4,906,295)
(260,000)	TTM Technologies, Inc.	(1,729,000)
(5,910)	Valmont Industries, Inc.	(731,894)
(11,828)	Wabtec Corp.	(937,842)
(98,300)	Wartsila OYJ Abp	(4,448,495)
(283,819)	ZAGG, Inc.	(2,557,209)
		(61,134,560)

Information Technology - (4.1)%
(151,800)	ACI Worldwide, Inc.	(3,155,922)
(17,775)	Alliance Data Systems Corp.	(3,910,500)
(48,647)	Apple, Inc.	(5,302,036)
(65,450)	Autodesk, Inc.	(3,816,389)
(69,000)	Avid Technology, Inc.	(466,440)
(34,480)	Benefitfocus, Inc.	(1,149,908)
(27,402)	Cirrus Logic, Inc.	(997,707)
(37,300)	Cornerstone OnDemand, Inc.	(1,222,321)
(28,809)	Cree, Inc.	(838,342)
(57,365)	Demandware, Inc.	(2,242,971)
(7,100)	Envestnet, Inc.	(193,120)
(77,866)	Fortinet, Inc.	(2,385,036)
(140,900)	inContact, Inc.	(1,252,601)
(27,900)	Interactive Intelligence Group, Inc.	(1,016,118)
(11,219)	MTS Systems Corp.	(682,676)
(35,926)	NetApp, Inc.	(980,421)
(53,700)	NetSuite, Inc.	(3,677,913)
(30,441)	Open Text Corp.	(1,576,844)
(1,592,000)	Quantum Corp.	(971,120)
(77,544)	Rudolph Technologies, Inc.	(1,059,251)
(10,597)	Skyworks Solutions, Inc.	(825,506)
(56,407)	TubeMogul, Inc.	(729,907)
(31,500)	Unisys Corp.	(242,550)
(5,700)	Verint Systems, Inc.	(190,266)
		(38,885,865)

Materials - (0.6)%
(31,200)	Aceto Corp.	(735,072)
(94,565)	AgroFresh Solutions, Inc.	(605,216)
(57,626)	American Vanguard Corp.	(909,339)
(47,283)	CVR Partners LP	(395,286)
(11,724)	Kaiser Aluminum Corp.	(991,147)
(32,507)	Platform Specialty Products Corp.	(279,560)
(24,863)	Potash Corp. of Saskatchewan, Inc.	(423,168)
(89,200)	Silver Standard Resources, Inc.	(495,060)
(16,694)	The Mosaic Co.	(450,738)
		(5,284,586)

Telecommunication Services - (1.2)%
(7,000)	Alaska Communications Systems Group, Inc.	(12,460)
(42,300)	Blucora, Inc.	(218,268)
(143,300)	Discovery Communications, Inc., Class A	(4,102,679)
(43,100)	Global Eagle Entertainment, Inc.	(367,212)
(78,157)	GrubHub, Inc.	(1,964,085)
(297,700)	Harmonic, Inc.	(973,479)
(98,724)	Match Group, Inc.	(1,091,888)
(64,700)	Pandora Media, Inc.	(579,065)
(72,586)	Twitter, Inc.	(1,201,298)
(21,200)	Web.com Group, Inc.	(420,184)
		(10,930,618)

Utilities - (0.0)%
(58,200)	EnerNOC, Inc.	(435,336)

Total Common Stock (Proceeds $(328,974,778))	(291,770,854)

Investment Companies - (10.1)%
(17,284)	iShares Russell 2000 ETF	(1,911,956)
(4,783)	iShares U.S. Real Estate ETF	(372,405)
(12,604)	SPDR Barclays High Yield Bond ETF	(431,687)
(451,770)	SPDR S&P 500 ETF Trust	(92,865,841)

Total Investment Companies (Proceeds $(94,982,464))	(95,581,889)
Total Short Positions - (41.1)% (Proceeds $(423,957,242))	$(387,352,743)

See Notes to Financial Statements.	16	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF CALL AND PUT OPTIONS WRITTEN MARCH 31, 2016

Contracts	Security Description	Strike Price	Exp. Date	Value

Written Options - (0.5)%

Call Options Written - (0.2)%
(353)	American Airlines Group, Inc.	$50.00	01/17	$(56,480)
(163)	Harley-Davidson, Inc.	50.00	01/18	(126,651)
(219)	Macy's, Inc.	40.00	01/17	(140,817)
(6,498)	SPDR S&P 500 ETF	218.00	09/16	(1,351,584)
(205)	Union Pacific Corp.	90.00	01/17	(47,150)

Total Call Options Written (Premiums Received $(1,733,180))				(1,722,682)
Put Options Written - (0.3)%
(282)	American Airlines Group, Inc.	30.00	01/17	(39,480)
(530)	American International Group, Inc.	40.00	01/17	(54,060)
(163)	Harley-Davidson, Inc.	40.00	01/18	(60,310)
(20)	iShares Russell 2000 ETF	94.00	08/16	(2,640)
(287)	Joy Global, Inc.	15.00	01/17	(85,239)
(219)	Macy's, Inc.	30.00	01/17	(14,235)
(15)	SPDR S&P 500 ETF	180.00	04/16	(60)
(15)	SPDR S&P 500 ETF	179.00	04/16	(45)
(5,384)	SPDR S&P 500 ETF	170.00	03/17	(2,689,308)
(114)	The Boeing Co.	100.00	01/18	(91,200)
(205)	Union Pacific Corp.	65.00	01/17	(50,635)

Total Put Options Written (Premiums Received $(3,705,331))	(3,087,212)

Total Written Options - (0.5)% (Premiums Received $(5,438,511))	$(4,809,894)

See Notes to Financial Statements.	17	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND NOTES TO SCHEDULES OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN MARCH 31, 2016

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
ETN	Exchange Traded Note
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	All or a portion of this security is held as collateral for securities sold short.
(b)	Subject to call option written by the Fund.
(c)	Subject to put option written by the Fund.
(d)	Non-income producing security.
(e)	Variable rate security. Rate presented is as of March 31, 2016.
(f)	Debt obligation initially issued at one coupon rate which converts to higher coupon rate at a specified date. Rate presented is as of March 31, 2016.
(g)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $48,759,920 or 5.2% of net assets.
(h)	Security is currently in default and is on scheduled interest or principal payment.
(i)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At the period end, the value of these securities amounted to $59,500 or 0.0% of net assets.
(j)	Affiliated Company.
(k)	Rate presented is yield to maturity.
At March 31, 2016, the Fund held the following credit default swap agreements:
Credit Default Swaps – Buy Protection
Counterparty	Reference Entity / Obligation	Pays Rate	Termination Date	Credit Spread as of 03/31/16[1]	Notional Amount	Net Unrealized Appreciation (Depreciation)
Barclays	Eastman Chemical Co., 7.60%, 02/01/27	1.00%	12/20/20	0.77%	$5,000,000	$(64,648)
Barclays	Macy's, Inc., 7.45%, 07/15/17	1.00	12/20/20	1.56	10,000,000	98,494
Barclays	Marriott International, Inc., 3.00%, 03/01/19	1.00	12/20/20	0.58	5,000,000	(1,529)
Barclays	Marriott International, Inc., 3.00%, 03/01/19	1.00	12/20/20	0.58	5,000,000	925
Barclays	Nordstrom Inc, 6.95%, 03/15/28	1.00	12/20/20	1.11	5,000,000	118,711
BNP Paribas	Host Hotels & Resorts, 4.75%, 03/01/23	1.00	06/20/21	1.05	10,000,000	(65,255)
BNP Paribas	International Paper Co., 7.50%, 08/15/21	1.00	06/20/21	0.96	5,000,000	(16,691)
BNP Paribas	Marriott International, Inc., 3.00%, 03/01/19	1.00	06/20/21	0.66	5,000,000	(18,043)
BNP Paribas	Pitney Bowes. Inc., 6.75%, 03/15/19	1.00	12/20/20	1.25	5,000,000	(28,197)
BNP Paribas	Ryder System, Inc., 2.55%, 06/01/19	1.00	12/20/20	0.93	10,000,000	163,635
Goldman Sachs & Co.	Dow Chemical Co., 7.38%, 11/01/29	1.00	12/20/20	0.57	5,000,000	(51,593)
Goldman Sachs & Co.	Eastman Chemical Co., 7.60%, 02/01/27	1.00	12/20/20	0.77	5,000,000	(42,414)
Goldman Sachs & Co.	International Paper Inc, 7.50%, 08/15/21	1.00	12/20/20	0.83	5,000,000	(21,824)
Goldman Sachs & Co.	Marriott International, Inc., 3.00%, 03/01/19	1.00	12/20/20	0.58	5,000,000	16,707
Goldman Sachs & Co.	Nordstrom, Inc., 6.95%, 03/15/28	1.00	12/20/20	1.11	5,000,000	61,528
Goldman Sachs & Co.	Pitney Bowes, Inc., 6.75%, 03/15/19	1.00	12/20/20	1.25	5,000,000	4,267
Goldman Sachs & Co.	Ryder Systems, Inc., 2.55%, 06/01/19	1.00	06/20/21	1.06	10,000,000	(23,203)
Morgan Stanley	GATX Corp., 6.00%, 02/15/18	1.00	12/20/20	2.11	5,000,000	170,540
						$301,410
(1) Credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract.

See Notes to Financial Statements.	18	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND NOTES TO SCHEDULES OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN MARCH 31, 2016

At March 31, 2016, the Fund held the following futures contracts:

Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
350	Silver Future	06/06/16	$26,643,675	$418,325
(4,500)	S&P 500 E-Mini Future	06/21/16	(453,662,975)	(7,924,525)
(30)	U.S. 10-year Treasury Note Future	07/06/16	(3,865,782)	(45,937)
(90)	U.S. 5-year Treasury Note Future	07/12/16	(10,792,269)	(112,497)
			$(441,677,351)	$(7,664,634)
Affiliated investments are investments that are managed by the adviser, and are noted in the Absolute Strategies Fund's Schedule of Investments.  Transactions during the period with affiliates were as follows:

Investment Company
Absolute Capital Opportunities Fund	Balance 03/31/15	Gross Additions	Gross Reductions	Balance 03/31/16	Realized Loss	Investment Income
Shares/Principal	-	1,196,695	-	1,196,695
Cost	$-	$12,010,000	$-	$12,010,000	$-	$-
Proceeds		-	-	-
Value	-	12,010,000	-	12,218,253

As of March 31, 2016, the Fund had the following forward currency contracts outstanding:

Counterparty	Contracts to Sell		Settlement Date	Settlement Value	Net Unrealized Appreciation
Goldman Sachs & Co.	(3,726,603)	Canadian Dollars	06/30/16	$2,874,600	$4,999

*  Cost for federal income tax purposes is $431,805,304 and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$61,603,054
Gross Unrealized Depreciation	(54,217,333)
Net Unrealized Appreciation	$7,385,721

See Notes to Financial Statements.	19	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND NOTES TO SCHEDULES OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN MARCH 31, 2016

The following is a summary of the inputs used to value the Fund's investments and other financial instruments and liabilities as of March 31, 2016.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
	Level 1	Level 2	Level 3	Total
Assets
Investments At Value
Common Stock
Consumer Discretionary	$32,708,222	$-	$-	$32,708,222
Consumer Staples	70,990,606	-	-	70,990,606
Energy	43,347,606	-	-	43,347,606
Financial	43,426,697	-	-	43,426,697
Healthcare	7,080,004	-	-	7,080,004
Industrial	34,286,000	-	-	34,286,000
Information Technology	26,460,320	-	-	26,460,320
Materials	27,031,344	-	-	27,031,344
Telecommunication Services	29,267,782	-	-	29,267,782
Utilities	4,498,714	-	-	4,498,714
Preferred Stock
Information Technology	5,614,376	-	-	5,614,376
Asset Backed Obligations	-	4,129,987	-	4,129,987
Corporate Convertible Bonds	-	116,360,406	59,500	116,419,906
Corporate Non-Convertible Bonds	-	51,922,624	-	51,922,624
Exchange Traded Notes	1,665,303	-	-	1,665,303
Syndicated Loans	-	6,064,701	-	6,064,701
Warrants	11,630	-	-	11,630
Investment Companies	119,219,428	-	-	119,219,428
Commercial Paper	-	1,499,479	-	1,499,479
Money Market Funds	-	196,842,361	-	196,842,361
Purchased Options	371,517	8,495,055	-	8,866,572
Total Investments At Value	$445,979,549	$385,314,613	$59,500	$831,353,662
Other Financial Instruments**
Credit Default Swaps	-	634,807	-	634,807
Forward Currency Contracts	-	4,999	-	4,999
Futures	418,325	-	-	418,325
Total Other Financial Instruments**	$418,325	$639,806	$-	$1,058,131
Total Assets	$446,397,874	$385,954,419	$59,500	$832,411,793

Liabilities
Securities Sold Short
Common Stock	$(291,770,854)	$-	$-	$(291,770,854)
Investment Companies	(95,581,889)	-	-	(95,581,889)
Total Securities Sold Short	$(387,352,743)	$-	$-	$(387,352,743)
Other Financial Instruments**
Written Options	(2,117,946)	(2,691,948)	-	(4,809,894)
Credit Default Swaps	-	(333,397)	-	(333,397)
Futures	(8,082,959)	-	-	(8,082,959)
Total Other Financial Instruments**	$(10,200,905)	$(3,025,345)	$-	$(13,226,250)
Total Liabilities	$(397,553,648)	$(3,025,345)	$-	$(400,578,993)

** Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments and Schedule of Securities Sold Short, such as credit default swaps, forward currency contracts and futures, which are valued at the unrealized appreciation/(depreciation) of the instrument. Written options are reported at their market value at year end.
See Notes to Financial Statements.	20	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND NOTES TO SCHEDULES OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN MARCH 31, 2016

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value.

Corporate Convertible Bonds

Balance as of 03/31/15	$30,000
Accrued Accretion/(Amortization)	(28,137)
Change in Unrealized Appreciation/(Depreciation)	945,637
Realized Gain / (Loss)	(947,200)
Sales	(300)
Transfers In	59,500
Balance as of 03/31/16	$59,500
Net change in unrealized appreciation/(depreciation) from investments held as of 3/31/16***	(1,223,157)

*** The change in unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) of investments in the accompanying Statements of Operations.
The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1 and Level 2 for the year ended March 31, 2016. As of March 31, 2016, there was $59,500 transferred from Level 2 into Level 3 as a result of a change from vendor supplied valuations to fair valued prices.
See Notes to Financial Statements.	21	ABSOLUTE FUNDS

ABSOLUTE CREDIT OPPORTUNITIES FUND PORTFOLIO HOLDINGS SUMMARY (Unaudited) MARCH 31, 2016

Portfolio Breakdown (% of Net Assets)
Long Positions
Corporate Convertible Bonds	41.6%
Corporate Non-Convertible Bonds	41.4%
Money Market Fund	6.6%
Short Positions
Common Stock	-12.7%
Other Assets less Liabilities*	23.1%
100.0%

*  Consists of deposits with the custodian and/or brokers for securities sold short, cash, foreign currency, prepaid expenses, receivables,  payables, and accrued liabilities. Deposits with the custodian and/or brokers for securities sold short represent 19.0% of net assets. See Note 2 of the accompanying Notes to Financial Statements.
See Notes to Financial Statements.	22	ABSOLUTE FUNDS

ABSOLUTE CREDIT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2016

Principal	Security Description	Rate	Maturity	Value

Long Positions - 89.6%
Fixed Income Securities - 83.0%
Corporate Convertible Bonds - 41.6%
Consumer Discretionary - 2.3%
$400,000	JAKKS Pacific, Inc. (a)(b)	4.88%	06/01/20	$376,500

Consumer Staples - 8.4%
100,000	Ascent Capital Group, Inc. (b)	4.00	07/15/20	63,188
250,000	Carriage Services, Inc. (b)	2.75	03/15/21	275,156
250,000	Depomed, Inc. (b)	2.50	09/01/21	234,219
500,000	Endologix, Inc.(b)	2.25	12/15/18	366,875
250,000	Healthways, Inc. (b)	1.50	07/01/18	230,312
250,000	Monster Worldwide, Inc.(b)	3.50	10/15/19	229,844
				1,399,594
Energy - 3.0%
250,000	Helix Energy Solutions Group, Inc. (b)	3.25	03/15/32	198,125
350,000	Renewable Energy Group, Inc. (b)	2.75	06/15/19	305,812
				503,937
Financial - 4.7%
350,000	Encore Capital Group, Inc. (b)	3.00	07/01/20	271,469
300,000	Forestar Group, Inc. (b)	3.75	03/01/20	259,875
400,000	FXCM, Inc. (b)	2.25	06/15/18	244,000
				775,344
Healthcare - 1.6%
300,000	Quidel Corp. (b)	3.25	12/15/20	267,938

Industrial - 5.2%
300,000	Altra Industrial Motion Corp.(b)	2.75	03/01/31	343,687
300,000	Fluidigm Corp. (b)	2.75	02/01/34	166,500
400,000	TTM Technologies, Inc. (b)	1.75	12/15/20	358,250
				868,437
Information Technology - 8.1%
600,000	Avid Technology, Inc. (a)(b)	2.00	06/15/20	399,375
250,000	inContact, Inc. (a)(b)	2.50	04/01/22	232,187
250,000	Interactive Intelligence Group, Inc. (a)(b)	1.25	06/01/20	213,906
500,000	Quantum Corp.(b)	4.50	11/15/17	370,937
50,000	Unisys Corp. (a)(b)	5.50	03/01/21	49,938
100,000	Verint Systems, Inc.	1.50	06/01/21	88,563
				1,354,906
Materials - 0.9%
200,000	Silver Standard Resources, Inc. (a)(b)	2.88	02/01/33	147,125

Telecommunication Services - 6.1%
250,000	Blucora, Inc. (b)	4.25	04/01/19	190,000
400,000	Global Eagle Entertainment, Inc. (b)	2.75	02/15/35	315,250
200,000	Pandora Media, Inc. (a)(b)	1.75	12/01/20	173,250
200,000	Twitter, Inc. (b)	1.00	09/15/21	168,500
175,000	Web.com Group, Inc.(b)	1.00	08/15/18	166,906
				1,013,906
Utilities - 1.3%
300,000	EnerNOC, Inc. (b)	2.25	08/15/19	213,188
Total Corporate Convertible Bonds (Cost $7,970,888)				6,920,875

Corporate Non-Convertible Bonds - 41.4%
Consumer Discretionary - 8.8%
225,000	GameStop Corp. (a)	5.50	10/01/19	216,844
346,000	Hanesbrands, Inc.	6.38	12/15/20	358,542
245,000	K Hovnanian Enterprises, Inc.	7.50	05/15/16	244,234
199,000	L Brands, Inc.	8.50	06/15/19	233,845
410,000	MGM Resorts International	6.88	04/01/16	410,000
				1,463,465
Consumer Staples - 6.2%
300,000	Bumble Bee Holdings, Inc. (a)	9.00	12/15/17	301,875
343,000	Cenveo Corp. (a)	6.00	08/01/19	251,247
182,000	ConvaTec Healthcare E SA (a)	10.50	12/15/18	187,688
282,000	Dean Holding Co.	6.90	10/15/17	296,100
				1,036,910
Energy - 2.1%
165,000	Boardwalk Pipelines LP	5.88	11/15/16	165,411
280,000	Gastar Exploration, Inc.	8.63	05/15/18	180,600
				346,011
Financial - 5.7%
325,000	Ally Financial, Inc.	3.50	07/18/16	325,975
150,000	International Lease Finance Corp.	5.75	05/15/16	150,417
217,000	iStar, Inc.	9.00	06/01/17	226,494
250,000	Realogy Group, LLC / The Sunshine Group Florida, Ltd. (a)	3.38	05/01/16	249,733
				952,619

See Notes to Financial Statements.	23	ABSOLUTE FUNDS

ABSOLUTE CREDIT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2016

Principal	Security Description	Rate	Maturity	Value

Industrial - 4.3%
$369,000	International Wire Group Holdings, Inc. (a)	8.50%	10/15/17	$369,000
75,000	Masco Corp.	6.13	10/03/16	76,913
253,000	Spirit AeroSystems, Inc.	6.75	12/15/20	262,329
				708,242
Information Technology - 3.7%
200,000	EarthLink Holdings Corp.	7.38	06/01/20	208,000
392,000	First Data Corp. (a)	6.75	11/01/20	413,168
				621,168
Telecommunication Services - 9.3%
240,000	Clearwire Commun-ications, LLC / Clearwire Finance, Inc. (a)	14.75	12/01/16	259,800
181,000	Entercom Radio, LLC	10.50	12/01/19	188,692
445,000	FairPoint Commun-ications, Inc. (a)	8.75	08/15/19	423,306
150,000	iHeartCommunications, Inc.	9.00	12/15/19	111,563
388,000	Nielsen Finance LLC / Nielsen Finance Co.	4.50	10/01/20	398,185
155,000	ViaSat, Inc.	6.88	06/15/20	161,588
				1,543,134
Utilities - 1.3%
200,000	Sabine Pass LNG LP	7.50	11/30/16	205,925
Total Corporate Non-Convertible Bonds (Cost $7,117,177)				6,877,474
Total Fixed Income Securities (Cost $15,088,065)				13,798,349

Shares	Security Description	Value

Money Market Fund - 6.6%
1,093,107	State Street Institutional Treasury Money Market Fund, 0.18% (c) (Cost $1,093,107)	1,093,107

Total Long Positions - 89.6% (Cost $16,181,172)*	14,891,456
Total Short Positions - (12.7)% (Proceeds $(3,000,834))*	(2,102,647)
Other Assets & Liabilities, Net – 23.1%	3,832,367
Net Assets – 100.0%	$16,621,176
See Notes to Financial Statements.	24	ABSOLUTE FUNDS

ABSOLUTE CREDIT OPPORTUNITIES FUND SCHEDULE OF SECURITIES SOLD SHORT MARCH 31, 2016

Shares	Security Description	Value

Short Positions - (12.7)%
Common Stock - (12.7)%
Consumer Discretionary - (1.1)%
(25,005)	JAKKS Pacific, Inc.	$(186,037)

Consumer Staples - (3.0)%
(230)	Ascent Capital Group, Inc., Class A	(3,406)
(7,100)	Carriage Services, Inc.	(153,431)
(17,102)	Cenveo, Inc.	(7,183)
(9,069)	Depomed, Inc.	(126,331)
(7,510)	Endologix, Inc.	(62,784)
(4,731)	Healthways, Inc.	(47,736)
(29,739)	Monster Worldwide, Inc.	(96,949)
		(497,820)

Energy - (1.2)%
(9,000)	Gastar Exploration, Inc.	(9,900)
(2,940)	Helix Energy Solutions Group, Inc.	(16,464)
(18,147)	Renewable Energy Group, Inc.	(171,308)
		(197,672)

Financial - (1.1)%
(3,944)	Encore Capital Group, Inc.	(101,518)
(5,600)	Forestar Group, Inc.	(73,024)
(200)	FXCM, Inc., Class A	(2,148)
		(176,690)

Healthcare - (0.4)%
(4,130)	Quidel Corp.	(71,284)

Industrial - (2.3)%
(6,793)	Altra Industrial Motion Corp.	(188,710)
(2,086)	Fluidigm Corp.	(16,834)
(26,048)	TTM Technologies, Inc.	(173,219)
		(378,763)

Information Technology - (2.2)%
(12,224)	Avid Technology, Inc.	(82,634)
(9,995)	inContact, Inc.	(88,856)
(1,776)	Interactive Intelligence Group, Inc.	(64,682)
(142,179)	Quantum Corp.	(86,729)
(3,500)	Unisys Corp.	(26,950)
(480)	Verint Systems, Inc.	(16,022)
		(365,873)

Materials - (0.1)%
(3,611)	Silver Standard Resources, Inc.	(20,041)

Telecommunication Services - (1.1)%
(1,100)	Blucora, Inc.	(5,676)
(9,312)	Global Eagle Entertainment, Inc.	(79,338)
(7,200)	Pandora Media, Inc.	(64,440)
(550)	Twitter, Inc.	(9,102)
(1,386)	Web.com Group, Inc.	(27,471)
		(186,027)

Utilities - (0.2)%
(3,000)	EnerNOC, Inc.	(22,440)

Total Common Stock (Proceeds $(3,000,834))	(2,102,647)

Total Short Positions - (12.7)% (Proceeds $(3,000,834))	$(2,102,647)
See Notes to Financial Statements.	25	ABSOLUTE FUNDS

ABSOLUTE CREDIT OPPORTUNITIES FUND NOTES TO SCHEDULES OF INVESTMENTS AND SECURITIES SOLD SHORT MARCH 31, 2016

LLC	Limited Liability Company
LP	Limited Partnership
(a)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $4,264,942 or 25.7% of net assets.
(b)	All or a portion of this security is held as collateral for securities sold short.
(c)	Variable rate security. Rate presented is as of March 31, 2016.
At March 31, 2016, the Fund held the following credit default swap agreements:
Credit Default Swaps – Buy Protection
Counterparty	Reference Entity / Obligation	Pay Rate	Termination Date	Credit Spread as of 03/31/16 (1)	Notional Amount	Net Unrealized Appreciation (Depreciation)
BNP Paribas	Host Hotels & Resorts, 4.75%, 03/01/23	1.00%	06/20/21	1.05%	$5,000,000	$(32,627)
BNP Paribas	Nordstrom Inc, 6.95%, 03/15/28	1.00	12/20/20	1.11	5,000,000	1,498
BNP Paribas	Ryder System, Inc., 2.55%, 06/01/19	1.00	12/20/20	0.93	10,000,000	168,538
						$137,409

(1)   Credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a   seller to make payment to a buyer. Credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract.

*  Cost for federal income tax purposes is $13,502,118 and net unrealized depreciation consists of:

Gross Unrealized Appreciation	$1,043,246
Gross Unrealized Depreciation	(1,756,555)
Net Unrealized Depreciation	$(713,309)

The following is a summary of the inputs used to value the Fund's investments and other financial instruments and liabilities as of March 31, 2016.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
Level 1	Level 2	Level 3	Total

Assets
Investments At Value
Corporate Convertible Bonds	$-	$6,920,875	$-	$6,920,875
Corporate Non-Convertible Bonds	-	6,877,474	-	6,877,474
Money Market Fund	-	1,093,107	-	1,093,107
Total Investments At Value	$-	$14,891,456	$-	$14,891,456
Other Financial Instruments**
Credit Default Swaps	-	170,036	-	170,036
Total Assets	$-	$15,061,492	$-	$15,061,492

See Notes to Financial Statements.	26	ABSOLUTE FUNDS

ABSOLUTE CREDIT OPPORTUNITIES FUND NOTES TO SCHEDULES OF INVESTMENTS AND SECURITIES SOLD SHORT MARCH 31, 2016

Liabilities
Securities Sold Short
Common Stock	$(2,102,647)	$-	$-	$(2,102,647)
Total Securities Sold Short	$(2,102,647)	$-	$-	$(2,102,647)
Other Financial Instruments**
Credit Default Swaps	-	(32,627)	-	(32,627)
Total Other Financial Instruments**	$-	$(32,627)	$-	$(32,627)
Total Liabilities	$(2,102,647)	$(32,627)	$-	$(2,135,274)

**  Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments and Schedule of Securities Sold Short, such as credit default swaps, which are valued at the unrealized appreciation/(depreciation) of the instrument.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended March 31, 2016.
See Notes to Financial Statements.	27	ABSOLUTE FUNDS

ABSOLUTE CAPITAL OPPORTUNITIES FUND PORTFOLIO HOLDINGS SUMMARY (Unaudited) MARCH 31, 2016

Portfolio Breakdown (% of Net Assets)
Long Positions
Common Stock	51.2%
Money Market Fund	46.2%
Purchased Options	2.0%
Short Positions
Common Stock	-0.8%
Investment Companies	-33.9%
Written Options	-1.8%
Other Assets less Liabilities*	37.1%
100.0%

* Consists of deposits with the custodian and/or brokers for securities sold short, cash, foreign currency, prepaid expenses, receiveables, payables and accrued liabilities. Deposits with the custodian and/or brokers for securities sold short represent 37.0% of net assets. See Note 2 of the accompanying Notes to Financial Statements.

	(% of Equity Holdings)
Sector Breakdown	Long	Short
Consumer Discretionary	11.6%	100.0%
Consumer Staples	21.0%	0.0%
Energy	8.2%	0.0%
Financial	23.1%	0.0%
Healthcare	1.0%	0.0%
Industrial	16.0%	0.0%
Information Technology	5.4%	0.0%
Materials	7.2%	0.0%
Telecommunication Services	4.7%	0.0%
Utilities	1.8%	0.0%
	100.0%	100.0%
See Notes to Financial Statements.	28	ABSOLUTE FUNDS

ABSOLUTE CAPITAL OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2016

Shares	Security Description	Value

Long Positions - 99.4%
Common Stock - 51.2%
Consumer Discretionary - 5.9%
1,585	American Airlines Group, Inc. (a)(b)(c)	$65,001
1,775	Bed Bath & Beyond, Inc. (a)(d)	88,111
385	CarMax, Inc. (a)(d)	19,674
770	CVS Health Corp. (a)	79,872
4,305	General Motors Co. (a)	135,306
1,880	Harley-Davidson, Inc. (a)(b)(c)	96,500
2,850	Kohl's Corp. (a)	132,839
1,315	Macy's, Inc. (a)(b)(c)	57,978
730	VF Corp.	47,275
		722,556
Consumer Staples - 10.8%
1,965	Diageo PLC, ADR	211,965
3,045	Express Scripts Holding Co. (d)	209,161
2,550	Nestle SA, ADR	190,255
1,740	Philip Morris International, Inc.	170,711
12,710	Quanta Services, Inc. (a)(d)	286,738
6,140	Sanofi, ADR	246,582
		1,315,412
Energy - 4.2%
1,105	Baker Hughes, Inc. (a)	48,432
1,145	Diamond Offshore Drilling, Inc. (a)	24,881
1,140	FMC Technologies, Inc. (a)(d)	31,190
3,480	Halliburton Co. (a)	124,306
700	National Oilwell Varco, Inc. (a)	21,770
1,555	Schlumberger, Ltd.	114,681
4,870	Spectra Energy Corp.	149,022
		514,282
Financial - 11.8%
2,030	American Express Co. (a)	124,642
1,140	American International Group, Inc. (a)(c)	61,617
1,275	Aon PLC (a)	133,174
11,660	Bank of America Corp. (a)	157,643
1,220	Berkshire Hathaway, Inc., Class B (a)(d)	173,094
4,410	Brookfield Asset Management, Inc., Class A	153,424
2,800	CBRE Group, Inc., Class A (a)(d)	80,696
2,010	Citigroup, Inc. (a)	83,917
2,590	JPMorgan Chase & Co. (a)	153,380
5,060	The Bank of New York Mellon Corp.	186,360
2,400	WR Berkley Corp.	134,880
		1,442,827
Healthcare - 0.5%
410	Becton Dickinson and Co.	62,246

Industrial - 8.2%
950	Emerson Electric Co.	51,661
2,750	Expeditors International of Washington, Inc.	134,228
6,225	Jacobs Engineering Group, Inc. (a)(d)	271,099
6,315	Leucadia National Corp. (a)	102,114
1,575	The Boeing Co. (a)(c)	199,930
920	Union Pacific Corp. (a)(b)(c)	73,186
500	United Parcel Service, Inc., Class B (a)	52,735
930	Valmont Industries, Inc. (a)	115,171
		1,000,124
Information Technology - 2.8%
860	Accenture PLC, Class A (a)	99,244
2,095	Apple, Inc. (a)	228,334
250	QUALCOMM, Inc. (a)	12,785
		340,363
Materials - 3.7%
890	Monsanto Co.	78,089
1,595	Praxair, Inc.	182,548
3,750	Royal Gold, Inc.	192,337
		452,974
Telecommunication Services - 2.4%
104	Alphabet, Inc., Class A (a)(d)	79,341
7	Alphabet, Inc., Class C (a)(d)	5,215
2,365	CBS Corp., Class B (a)	130,288
5,575	Spark Networks, Inc. (a)(d)	12,376
670	The Walt Disney Co. (a)	66,538
		293,758
Utilities - 0.9%
2,600	ITC Holdings Corp.	113,282
		6,257,824
Money Market Fund - 46.2%
5,647,174	State Street Institutional Treasury Money Market Fund, 0.18% (e) (Cost $5,647,174)	5,647,174

Contracts	Security Description	Strike Price	Exp. Date	Value

Purchased Options - 2.0%
Call Options Purchased - 1.9%
296	SPDR S&P 500 ETF	$206.00	09/16	229,992
101	SPDR S&P 500 ETF	240.00	03/17	5,353
Total Call Options Purchased (Premiums Paid $233,346)				235,345

Put Options Purchased - 0.1%
101	SPDR S&P 500 ETF	125.00	03/17	10,908
Total Put Options Purchased (Premiums Paid $13,195)				10,908

Total Purchased Options (Premiums Paid $246,541)	246,253
Total Long Positions - 99.4% (Cost $11,562,585)*	12,151,251
Total Short Positions - (34.7)% (Proceeds $(4,209,102))*	(4,243,373)
Total Written Options - (1.8)% (Premiums Received $(245,712))*	(216,039)
Other Assets & Liabilities, Net – 37.1%	4,528,678
Net Assets – 100.0%	$12,220,517

See Notes to Financial Statements.	29	ABSOLUTE FUNDS

ABSOLUTE CAPITAL OPPORTUNITIES FUND SCHEDULE OF SECURITIES SOLD SHORT MARCH 31, 2016

Shares	Security Description	Value

Short Positions - (34.7)%
Common Stock – (0.8)%
Consumer Discretionary - (0.8)%
(260)	McDonald's Corp.	$(32,677)
(530)	The Home Depot, Inc.	(70,718)
Total Common Stock (Proceeds $(94,805))		(103,395)

Investment Companies - (33.9)%
(20,140)	SPDR S&P 500 ETF Trust (Proceeds $(4,114,297))	(4,139,978)

Total Short Positions - (34.7)% (Proceeds $(4,209,102))	$(4,243,373)

See Notes to Financial Statements.	30	ABSOLUTE FUNDS

ABSOLUTE CAPITAL OPPORTUNITIES FUND SCHEDULE OF CALL AND PUT OPTIONS WRITTEN MARCH 31, 2016

Contracts	Security Description	Strike Price	Exp. Date	Value

Written Options - (1.8)%
Call Options Written - (0.7)%
(16)	American Airlines Group, Inc.	$50.00	01/17	$(2,560)
(7)	Harley-Davidson, Inc.	50.00	01/18	(5,439)
(10)	Macy's, Inc.	40.00	01/17	(6,430)
(296)	SPDR S&P 500 ETF	218.00	09/16	(61,568)
(9)	Union Pacific Corp.	90.00	01/17	(2,070)
Total Call Options Written (Premiums Received $(75,625))				(78,067)
Put Options Written - (1.1)%
(13)	American Airlines Group, Inc.	30.00	01/17	(1,820)
(24)	American International Group, Inc.	40.00	01/17	(2,448)
(7)	Harley-Davidson, Inc.	40.00	01/18	(2,590)
(13)	Joy Global, Inc.	15.00	01/17	(3,861)
(10)	Macy's, Inc.	30.00	01/17	(650)
(241)	SPDR S&P 500 ETF	170.00	03/17	(120,380)
(5)	The Boeing Co.	100.00	01/18	(4,000)
(9)	Union Pacific Corp.	65.00	01/17	(2,223)
Total Put Options Written (Premiums Received $(170,087))				(137,972)
Total Written Options - (1.8)% (Premiums Received $(245,712))				$(216,039)

See Notes to Financial Statements.	31	ABSOLUTE FUNDS

ABSOLUTE CAPITAL OPPORTUNITIES FUND NOTES TO SCHEDULES OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN MARCH 31, 2016

ADR American Depositary Receipt
ETF Exchange Traded Fund
PLC Public Limited Company
(a) All or a portion of this security is held as collateral for securities sold short and options written.
(b) Subject to call option written by the Fund.
(c) Subject to put option written by the Fund.
(d) Non-income producing security.
(e) Variable rate security. Rate presented is as of March 31, 2016.

*  Cost for federal income tax purposes is $7,355,368 and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$429,224
Gross Unrealized Depreciation	(92,753)
Net Unrealized Appreciation	$336,471

The following is a summary of the inputs used to value the Fund's investments and other financial instruments and liabilities as of March 31, 2016.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
	Level 1	Level 2	Level 3	Total
Assets
Investments At Value
Common Stock
Consumer Discretionary	$722,556	$-	$-	$722,556
Consumer Staples	1,315,412	-	-	1,315,412
Energy	514,282	-	-	514,282
Financial	1,442,827	-	-	1,442,827
Healthcare	62,246	-	-	62,246
Industrial	1,000,124	-	-	1,000,124
Information Technology	340,363	-	-	340,363
Materials	452,974	-	-	452,974
Telecommunication Services	293,758	-	-	293,758
Utilities	113,282	-	-	113,282
Money Market Fund	-	5,647,174	-	5,647,174
Purchased Options	16,261	229,992	-	246,253
Total Investments At Value	$6,274,085	$5,877,166	$-	$12,151,251
Total Assets	$6,274,085	$5,877,166	$-	$12,151,251

Liabilities
Securities Sold Short
Common Stock	$(103,395)	$-	$-	$(103,395)
Investment Companies	(4,139,978)	-	-	(4,139,978)
Total Securities Sold Short	$(4,243,373)	$-	$-	$(4,243,373)
Other Financial Instruments**
Written Options	(95,659)	(120,380)	-	(216,039)
Total Liabilities	$(4,339,032)	$(120,380)	$-	$(4,459,412)

** Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments and Schedule of Securities Sold Short, such as written options, which are reported at their market value at year end.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended March 31, 2016.

See Notes to Financial Statements.	32	ABSOLUTE FUNDS

ABSOLUTE FUNDS STATEMENTS OF ASSETS AND LIABILITIES MARCH 31, 2016

	ABSOLUTE STRATEGIES FUND	ABSOLUTE CREDIT OPPORTUNITIES FUND	ABSOLUTE CAPITAL OPPORTUNITIES FUND
ASSETS
. Total investments, at value (Cost $752,156,366, $16,181,172 and $11,562,585, respectively)	$819,135,409	$14,891,456	$12,151,251
Total investments in affiliates, at value (Cost $12,010,000, $0 and $0, respectively)	12,218,253	-	-
Total Investments	$831,353,662	$14,891,456	$12,151,251
Deposits with brokers	434,934,497	3,153,598	4,517,220
Cash	56,922,074	647,707	1,270
Foreign currency (Cost $12,712,017, $0 and $0, respectively)	13,530,349	-	-
Receivables:
Fund shares sold	3,576,517	18,619	-
Investment securities sold	5,814,078	29,104	-
Dividends and interest	3,501,236	234,748	8,238
From investment adviser	-	9,535	-
Swap premiums paid	513,512	66,030	-
Unrealized gain on swap agreements	634,807	170,036	-
Unrealized gain on forward currency contracts	4,999	-	-
Prepaid expenses	31,312	9,875	3,783
Deferred offering costs	-	-	59,679
Total Assets	1,350,817,043	19,230,708	16,741,441

LIABILITIES
Swap premiums received	793,918	204,328	-
Unrealized loss on swap agreements	333,397	32,627	-
Securities sold short, at value (Proceeds $423,957,242, $3,000,834 and $4,209,102, respectively)	387,352,743	2,102,647	4,243,373
Call options written, at value (Premiums received $1,733,180, $0 and $75,625, respectively)	1,722,682	-	78,067
Put options written, at value (Premiums received $3,705,331, $0 and $170,087, respectively)	3,087,212	-	137,972
Payables:
Investment securities purchased	11,701,997	168,956	-
Fund shares redeemed	1,157,206	94	-
Dividends on securities sold short	96,052	944	-
Due to broker for swaps open/closed	217,213	41,737	-
Other	49,004	-	1,962
Accrued Liabilities:
Investment adviser fees	1,265,962	-	28,423
Trustees' fees and expenses	845	15	22
Fund services fees	76,149	4,903	3,200
Other expenses	231,140	53,281	27,905
Total Liabilities	408,085,520	2,609,532	4,520,924

NET ASSETS	$942,731,523	$16,621,176	$12,220,517

COMPONENTS OF NET ASSETS
Paid-in capital	$843,100,313	$18,049,321	$11,993,098
Undistributed (distributions in excess of) net investment income	(291,374)	233,623	(11,075)
Accumulated net realized gain (loss)	2,042,113	(1,407,648)	(345,574)
Net unrealized appreciation (depreciation)	97,880,471	(254,120)	584,068
NET ASSETS	$942,731,523	$16,621,176	$12,220,517

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Institutional Shares	88,153,628	1,718,779	1,196,696
R Shares	2,554,676	-	-

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Institutional Shares (based on net assets of $916,746,893, $16,621,176 and $12,220,517, respectively)	$10.40	$9.67	$10.21
R Shares (based on net assets of $25,984,630, $0 and $0, respectively)	$10.17	$-	$-

See Notes to Financial Statements.	33	ABSOLUTE FUNDS

ABSOLUTE FUNDS STATEMENTS OF OPERATONS YEAR OR PERIOD ENDED MARCH 31, 2016

	ABSOLUTE STRATEGIES FUND	ABSOLUTE CREDIT OPPORTUNITIES FUND	ABSOLUTE CAPITAL OPPORTUNITIES FUND*
INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $570,051, $0 and $86, respectively) .	$10,310,282	$261	$26,540
Interest income	9,462,805	1,016,600	-
Total Investment Income	19,773,087	1,016,861	26,540

EXPENSES
Investment adviser fees	19,258,322	546,592	39,603
Fund services fees	799,712	65,093	9,333
Transfer agent fees:
Institutional Shares	121,330	-	-
R Shares	79,927	-	-
Distribution fees:
R Shares	89,217	-	-
Custodian fees	242,623	79,593	6,288
Registration fees:
Institutional Shares	33,471	19,833	-
R Shares	18,734	-	-
Professional fees	411,453	56,913	19,849
Trustees' fees and expenses	90,958	3,929	25
Offering costs	-	-	19,893
Dividend and interest expense on securities sold short	6,713,924	9,067	709
Interest expense	3,044,695	36,660	5,556
Miscellaneous expenses	1,304,215	73,805	6,873
Total Expenses	32,208,581	891,485	108,129
Fees waived and expenses reimbursed	(39,602)	(180,734)	(53,598)
Net Expenses	32,168,979	710,751	54,531

NET INVESTMENT INCOME (LOSS)	(12,395,892)	306,110	(27,991)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	82,662,202	(980,877)	23,984
Foreign currency transactions	617,450	-	-
Futures	21,121,325	174,164	-
Securities sold short	50,249,320	427,290	(396,171)
Written options	9,562,204	40,856	26,617
Swaps	(462,146)	(195,834)	-
Net realized gain (loss)	163,750,355	(534,401)	(345,570)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(142,048,446)	(2,097,231)	588,666
Investments in affiliated issuers	208,253	-	-
Foreign currency translations	1,037,710	-	-
Futures	(2,101,133)	-	-
Securities sold short	9,576,278	1,213,183	(34,271)
Written options	(3,209,345)	(1,954)	29,673
Swaps	552,181	340,286	-
Net change in unrealized appreciation (depreciation)	(135,984,502)	(545,716)	584,068
NET REALIZED AND UNREALIZED GAIN (LOSS)	27,765,853	(1,080,117)	238,498
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$15,369,961	$(774,007)	$210,507

* Commencement of operations was December 30, 2015.

See Notes to Financial Statements.	34	ABSOLUTE FUNDS

ABSOLUTE FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	ABSOLUTE STRATEGIES FUND		ABSOLUTE CREDIT OPPORTUNITIES FUND		ABSOLUTE CAPITAL OPPORTUNITIES FUND
	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	December 30, 2015* Through March 31, 2016
OPERATIONS
Net investment income (loss)	$(12,395,892)	$(14,918,251)	$306,110	$(1,207,379)	$(27,991)
Net realized gain (loss)	163,750,355	228,062,972	(534,401)	12,299,543	(345,570)
Net change in unrealized appreciation (depreciation)	(135,984,502)	(194,074,237)	(545,716)	(7,384,562)	584,068
Increase (Decrease) in Net Assets Resulting from Operations	15,369,961	19,070,484	(774,007)	3,707,602	210,507

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	-	-	(53,365)	-	-
Net realized gain:
Institutional Shares	(80,762,590)	-	-	(9,289,553)	-
R Shares	(2,260,518)	-	-	-	-
Total Distributions to Shareholders	(83,023,108)	-	(53,365)	(9,289,553)	-

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	215,827,423	334,071,848	2,786,811	6,223,597	12,010,010
R Shares	15,701,944	11,749,373	-	-	-
Reinvestment of distributions:
Institutional Shares	72,366,513	-	52,114	8,978,744	-
R Shares	2,150,061	-	-	-	-
Redemption of shares:
Institutional Shares	(898,554,282)	(1,457,939,569)	(33,488,068)	(76,731,116)	-
R Shares	(38,555,236)	(29,767,032)	-	-	-
Increase (Decrease) in Net Assets from Capital Share Transactions	(631,063,577)	(1,141,885,380)	(30,649,143)	(61,528,775)	12,010,010
Increase (Decrease) in Net Assets	(698,716,724)	(1,122,814,896)	(31,476,515)	(67,110,726)	12,220,517

NET ASSETS
Beginning of Period	1,641,448,247	2,764,263,143	48,097,691	115,208,417	-
End of Period (Including line (a))	$942,731,523	$1,641,448,247	$16,621,176	$48,097,691	$(2,146,826,273

SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	20,104,305	29,931,356	282,705	573,333	1,196,696
R Shares	1,473,324	1,066,560	-	-	-
Reinvestment of distributions:
Institutional Shares	7,150,841	-	5,238	909,701	-
R Shares	216,740	-	-	-	-
Redemption of shares:
Institutional Shares	(83,374,581)	(130,739,579)	(3,416,424)	(7,079,414)	-
R Shares	(3,601,304)	(2,710,123)	-	-	-
Increase (Decrease) in Shares	(58,030,675)	(102,451,786)	(3,128,481)	(5,596,380)	1,196,696

(a) Undistributed (distributions in excess of) net investment income	$(291,374)	$(4,118,782)	$233,623	$7,639	$(11,075)
* Commencement of operations.

See Notes to Financial Statements.	35	ABSOLUTE FUNDS

ABSOLUTE FUNDS FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

		Investment Operations			Distributions to Shareholders from:
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gains	Total Distribution to Shareholders	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (000's)
ABSOLUTE STRATEGIES FUND
INSTITUTIONAL SHARES
03/31/16	$11.04	$(0.11)	$0.31	$0.20	$—	$(0.84)	$(0.84)	$10.40	2.05%		$916,747
03/31/15	11.01	(0.08)	0.11	0.03	—	—	—	11.04	0.27		1,592,872
03/31/14	11.24	(0.10)	(0.13)	(0.23)	—	—	—	11.01	(2.05)		2,697,675
03/31/13	11.09	(0.10)	0.25	0.15	—	—	—	11.24	1.35		3,799,857
03/31/12	10.80	(0.09)	0.45	0.36	(0.02)	(0.05)	(0.07)	11.09	3.36		3,889,319
R SHARES
03/31/16	10.88	(0.17)	0.30	0.13	—	(0.84)	(0.84)	10.17	1.41		25,985
03/31/15	10.90	(0.13)	0.11	(0.02)	—	—	—	10.88	(0.18)		48,577
03/31/14	11.18	(0.14)	(0.14)	(0.28)	—	—	—	10.90	(2.50)		66,589
03/31/13	11.08	(0.15)	0.25	0.10	—	—	—	11.18	0.90		88,390
03/31/12	10.82	(0.16)	0.47	0.31	—	(0.05)	(0.05)	11.08	2.87		94,113

ABSOLUTE CREDIT OPPORTUNITIES FUND
INSTITUTIONAL SHARES
03/31/16	$9.92	$0.09	$(0.33)	$(0.24)	$(0.01)	$—	$(0.01)	$9.67	(2.40)%		$16,621
03/31/15	11.03	(0.18)	0.64	0.46	—	(1.57)	(1.57)	9.92	4.28		48,098
03/31/14	11.63	(0.22)	(0.38)	(0.60)	—	—	—	11.03	(5.16)		115,208
03/31/13	11.59	(0.26)	0.30	0.04	—	—	—	11.63	0.34		382,447
03/31/12	12.41	(0.25)	(0.21)	(0.46)	—	(0.36)	(0.36)	11.59	(3.68)		510,921

ABSOLUTE CAPITAL OPPORTUNITIES FUND
INSTITUTIONAL SHARES
03/31/16(c)	$10.00	$(0.03)	$0.24	$0.21	$—	$—	$—	$10.21	2.10	%(d)	$12,221

(a)	Calculated based on average shares outstanding during each period.
(b)	Reflects the expense ratio excluding any waivers and/or reimbursements.
(c)	Commencement of operations was December 30, 2015.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.	36	ABSOLUTE FUNDS

ABSOLUTE FUNDS FINANCIAL HIGHLIGHTS

Ratios/Supplemental Data (Ratios to Average Net Assets)
Net Investment Income (Loss)		Net Expenses	Dividend and Interest Expenses			Net Expenses without Dividend and Interest Expenses		Gross Expenses		Portfolio Turnover Rate

(1.02)%		2.65%		0.81%		1.84%		2.66	%(b)	70%
(0.70)		2.58		0.79		1.79		2.58		78
(0.85)		2.45		0.72		1.73		2.47	(b)	75
(0.87)		2.57		0.84		1.73		2.57		68
(0.80)		2.58		0.85		1.73		2.58		112

(1.59)		3.23		0.83		2.40		3.24	(b)	70
(1.17)		3.09		0.79		2.30		3.09		78
(1.23)		2.92		0.73		2.19		2.93	(b)	75
(1.34)		2.98		0.84		2.14		2.98		68
(1.43)		2.95		0.81		2.14		2.95		112

0.90%		2.08%		0.13%		1.95%		2.62	%(b)	83%
(1.62)		2.46		0.51		1.95		3.39	(b)	218
(1.95)		3.19		0.39		2.80		3.44	(b)	157
(2.25)		3.94		0.99		2.95		4.00	(b)	205
(2.12)		3.56		0.61		2.95		3.58	(b)	430

(1.13	)%(e)	2.20	%(e)	0.25	%(e)	1.95	%(e)	4.37	%(b)(e)	6	%(d)

See Notes to Financial Statements.	37	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2016

Note 1. Organization
Absolute Strategies Fund, Absolute Credit Opportunities Fund and Absolute Capital Opportunities Fund (individually, a "Fund" and collectively, the "Funds") are diversified portfolios of Forum Funds (the "Trust").
The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the "Act"), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value. Absolute Strategies Fund currently offers two classes of shares: Institutional Shares and R Shares. Institutional and R Shares commenced operations on July 11, 2005. Absolute Strategies Fund seeks to achieve long-term capital appreciation with an emphasis on absolute (positive) returns and low sensitivity to traditional financial market indices, such as the S&P 500 Index. Absolute Credit Opportunities Fund currently offers Institutional Shares. Absolute Credit Opportunities Fund commenced operations on October 21, 2008. Absolute Credit Opportunities Fund seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and lower volatility than traditional equity market indices, such as the S&P 500 Index. Absolute Capital Opportunities Fund currently offers Institutional Shares. Absolute Capital Opportunities Fund commenced operations on December 30, 2015. Absolute Capital Opportunities Fund seeks to achieve long-term capital appreciation with a lower sensitivity to traditional financial market indices, such as the S&P 500 Index.
Effective October 1, 2014, the Absolute Opportunities Fund changed its investment strategy and was renamed Absolute Credit Opportunities Fund.
Note 2. Summary of Significant Accounting Policies
These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:
Security Valuation – Exchange-traded securities such as shares of exchange traded funds and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange-traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Exchange-traded options for which the last quoted sale price is outside the closing bid and ask price, will be valued at the mean of the closing bid and ask price. Shares of non-exchange-traded open-end mutual funds are valued at net asset value ("NAV"). Futures contracts listed for trading on a securities exchange or board of trade shall be valued at the last quoted sales price or in the absence of a sale at the mean of the last bid and asked prices. Short-term investments that mature in 60 days or less may be valued at amortized cost.
Each Fund values its investments and other financial instruments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust's Valuation Committee, as defined in each Fund's registration statement, performs certain functions as they relate to the administration and oversight of each Fund's valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

38	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2016

The Valuation Committee may work with an adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.
Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of each Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1 — quoted prices in active markets for identical assets
Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments)
The aggregate value by input level, as of March 31, 2016, for each Fund's investments is included in each Fund's Notes to Schedules of Investments, Securities Sold Short and Call and Put Options Written.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income and expense are recorded on the ex-dividend date. Foreign dividend income and expense are recorded on the ex-dividend date or as soon as possible after each Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes. Each Fund estimates components of distributions from real estate investment trusts ("REITs"). Distributions received in excess of income are recorded as a reduction of the cost of the related investments.
Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund's foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of net asset value. These instruments involve market risk, credit risk, or both kinds of risks, in

39	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2016

excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its net asset value.
Futures Contracts – Each Fund may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the fund as unrealized gains or losses. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.
Notional amounts of each individual futures contract outstanding as of March 31, 2016, for Absolute Strategies Fund, are disclosed in the Notes to Schedule of Investments, Securities Sold Short and Call and Put Options Written.
Securities Sold Short – Each Fund may sell a security short to increase investment returns. Each Fund may also sell a security short in anticipation of a decline in the market value of a security. A short sale is a transaction in which a Fund sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at market price at the time of replacement; the price may be higher or lower than the price at which the Fund sold the security. The Fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a profit if the price of the security declines between those dates.
Until the Fund replaces the borrowed security, the Fund will maintain on its books and records cash and long securities to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes the Deposits with Brokers as shown on the Statements of Assets and Liabilities and the securities held long as shown on the Schedules of Investments. Dividends and interest paid on securities sold short are recorded as an expense on each Fund's Statement of Operations.
Purchased Options – When a fund purchases an option, an amount equal to the premium paid by the fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if the fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.
The values of each individual purchased option outstanding as of March 31, 2016, are disclosed in each Fund's Schedule of Investments.
Written Options – When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount

40	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2016

paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the fund. The fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written options are non-income producing securities.
The values of each individual written option outstanding as of March 31, 2016, are disclosed in each Fund's Schedule of Call and Put Options Written. Transactions in written options during the year or period ended March 31, 2016, were as follows:

Absolute Strategies Fund
	Calls		Puts
	Number of		Number of
	Contracts	Premiums	Contracts	Premiums
Options Outstanding, March 31, 2015	(13,147)	$(3,669,055)	(32,915)	$(17,232,727)
Options written	(16,528)	(3,208,696)	(31,339)	(7,838,559)
Options terminated in closing transactions	10,924	3,400,338	47,177	17,305,141
Options exercised	3,300	1,152,538	1,000	517,634
Options expired	8,013	591,695	8,843	3,543,180
Options Outstanding, March 31, 2016	(7,438)	$(1,733,180)	(7,234)	$(3,705,331)

Absolute Credit Opportunities Fund
	Calls		Puts
	Number of		Number of
	Contracts	Premiums	Contracts	Premiums
Options Outstanding, March 31, 2015	(291)	$(3,598)	-	$-
Options written	(716)	(20,549)	(366)	(91,594)
Options terminated in closing transactions	60	2,850	182	50,684
Options exercised	35	1,614	-	-
Options expired	912	19,683	184	40,910
Options Outstanding, March 31, 2016	-	$-	-	$-

Absolute Capital Opportunities Fund
	Calls		Puts
	Number of		Number of
	Contracts	Premiums	Contracts	Premiums
Options Outstanding, December 30, 2015	-	$-	-	$-
Options written	(436)	(115,251)	(680)	(224,457)
Options terminated in closing transactions	-	-	348	51,756
Options exercised	98	39,626	-	-
Options expired	-	-	10	2,614
Options Outstanding, March 31, 2016	(338)	$(75,625)	(322)	$(170,087)

41	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2016

Credit Default Swaps – Each Fund may invest in credit default swaps. A credit default swap gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer (including sovereign debt obligations) if a credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.
If a fund is a seller of a credit default swap contract, the fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.
If a fund is the buyer of a credit default swap contract, the fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the fund.
Notional amounts of each individual credit default swap agreement outstanding as of March 31, 2016, for each Fund, if any, are disclosed in each Fund's Notes to Schedule of Investments, Securities Sold Short and Call and Put Options Written.
Interest Rate Swaps – Each Fund may enter into interest rate swaps for investment purposes to manage exposure to fluctuations in interest rates or to add leverage.
Interest rate swaps represent an agreement between two counterparties to exchange cash flows based on the difference in two interest rates, applied to the notional principal amount for a specified period.  The payment flows are usually netted against each other, with the difference being paid by one party to the other.  The Fund settles accrued net receivables or payables under the swap contracts on a periodic basis.
The primary risk associated with interest rate swaps is that unfavorable changes in interest rates could adversely impact the Funds.
Notional amounts of each individual interest rate swap agreement outstanding as of March 31, 2016, if any, are disclosed in each Fund's Notes to Schedule of Investments, Securities Sold Short and Call and Put Options Written.  The Funds did not enter into any interest rate swaps during the year or period ended March 31, 2016.
Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by each Fund is included in their Schedule of Investments, if applicable.
When-Issued Transactions – Each Fund may purchase securities on a forward commitment or 'when-issued' basis. A fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets that have a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the fund begins earning interest on the settlement date. Losses may arise

42	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2016

due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least semi-annually. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.
Federal Taxes – Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code") and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of March 31, 2016, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
Absolute Strategies Fund's class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class' respective net assets to the total net assets of the Fund.
Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund's maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
Offering Costs – Offering costs for the Absolute Capital Opportunities Fund of $79,572 consisted of fees related to the mailing and printing of the initial prospectus, certain startup legal costs, and initial registration filings. Such costs are amortized over a twelve-month period beginning with the commencement of operations of the Absolute Capital Opportunities Fund.
Note 3. Cash – Concentration in Uninsured Account
For cash management purposes each Fund may concentrate cash with each Fund's custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation ("FDIC") insurance limits. As of March 31, 2016, the Absolute Strategies Fund and Absolute Credit Opportunities Fund held $56,672,074 and $397,707, respectively, as cash reserves at Citibank, N.A. and State Street Bank and Trust Company that exceeded the FDIC insurance limit.
Note 4. Fees and Expenses
Investment Adviser – Absolute Investment Advisers LLC (the "Adviser") is the investment adviser to each Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from each Fund at an annual rate of 1.60% of each Fund's average daily net assets.
Each sub-advisory fee, calculated as a percentage of each Fund's average daily net assets managed by each sub-

43	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2016

adviser, is paid by the Adviser.
Distribution – Foreside Fund Services, LLC serves as each Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") or their affiliates. Absolute Strategies Fund has adopted a Distribution Plan (the "Plan") for R Shares of the Fund in accordance with Rule 12b-1 of the Act. Under the Plan, the Fund pays the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of R Shares.
Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.
Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $50,000 for service to the Trust ($66,000 for the Chairman), and the Audit Committee Chairman and Vice Chairman receive an additional $6,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees' fees attributable to each Fund is disclosed in the Statements of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.
Note 5. Expense Reimbursements and Fees Waived
The Adviser has contractually agreed to waive its fees and/or reimburse expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Institutional Shares of Absolute Credit Opportunities Fund and Absolute Capital Opportunities to 1.95% through August 1, 2017. The Adviser waived fees of $180,734 and $53,598 for Absolute Credit Opportunities Fund and Absolute Capital Opportunities Fund, respectively, for the year or period ended March 31, 2016.

During the year, Absolute Strategies Fund invested in Absolute Capital Opportunities Fund. As of March 31, 2016, Absolute Strategies Fund owned approximately 99.9% of Absolute Capital Opportunities Fund. The Adviser has agreed to waive fees in an amount equal to the fee it receives from Absolute Capital Opportunities Fund based on Absolute Strategies Fund investment in Absolute Capital Opportunities Fund. For the year ended March 31, 2016, the Adviser waived fees of $39,602 for Absolute Strategies Fund.

The Absolute Credit Opportunities Fund and Absolute Capital Opportunities Fund may repay the Adviser for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fee waiver or expense reimbursement and the resulting expenses do not exceed 1.95%. As of March 31, 2016, the amount of waived fees and reimbursed expenses subject to recapture by the Adviser are as follows:
Absolute Credit Opportunities Fund	Amount of Fees Waived and/or Expenses Reimbursed	Expiration Date to Recoup Fees Waived and/or Expenses Reimbursed	Fees Recouped
March 31, 2014	$686,328	March 31, 2017	$-
March 31, 2015	$695,506	March 31, 2018	$-
March 31, 2016	$180,734	March 31, 2019	$-

Absolute Capital Opportunities Fund
March 31, 2016	$53,598	March 31, 2019	$-
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ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2016

Note 6. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year or period ended March 31, 2016, were as follows:

Absolute Strategies Fund

Non-U.S. Government Obligations		U.S. Government Obligations
Purchases	Sales	Purchases	Sales
$546,204,768	$993,571,912	$6,209,885	$22,265,237

Absolute Credit Opportunities Fund

Non-U.S. Government Obligations
Purchases	Sales
$21,513,215	$41,850,403

Absolute Capital Opportunities Fund

Non-U.S. Government Obligations
Purchases	Sales
$5,969,346	$282,437

Note 7. Summary of Derivative Activity
The volume of open derivative positions may vary on a daily basis as each Fund transacts derivative contracts in order to achieve the exposure desired by the Adviser. The notional value of activity for the year or period ended March 31, 2016, for any derivative type during the period is as follows:
	Absolute Strategies Fund	Absolute Credit Opportunities Fund	Absolute Capital Opportunities Fund
Forward Currency Contracts	$47,258,054	$-	$-
Futures Contracts	3,943,113,356	15,192,160	-
Purchased Options	41,027,417	248,119	641,427
Written Options	(11,047,255)	(112,143)	(339,708)
Credit Default Swaps	197,000,000	60,000,000	-

Each Fund's use of derivatives for the year or period ended March 31, 2016, was limited to credit default swaps, options, forward currency contracts and futures contracts.
Following is a summary of the effect of derivatives on the Statements of Assets and Liabilities as of March 31, 2016:
Absolute Strategies Fund
Location:	Currency Contracts	Credit Contracts	Equity Contracts
Asset derivatives:
Swap premiums paid	$-	$513,512	$-
Unrealized gain on swap agreements	-	634,807	-
Unrealized gain on forward currency contracts	4,999	-	-
Total investments, at value	-	-	8,866,572
Total asset derivatives	$4,999	$1,148,319	$8,866,572

Liability derivatives:
Swap premiums received	$-	$(793,918)	$-
Unrealized loss on swap agreements	-	(333,397)	-
Call options written, at value	-	-	(1,722,682)
Put options written, at value	-	-	(3,087,212)
Total liability derivatives	$-	$(1,127,315)	$(4,809,894)
45	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2016

Absolute Credit Opportunities Fund
Location:	Credit Contracts
Asset derivatives:
Swap premiums paid	$66,030
Unrealized gain on swap agreements	170,036
Total asset derivatives	$236,066

Liability derivatives:
Swap premiums received	$(204,328)
Unrealized loss on swap agreements	(32,627)
Total liability derivatives	$(236,955)

Absolute Capital Opportunities Fund
Location:	Equity Contracts
Asset derivatives:
Total investments, at value	$246,253
Total asset derivatives	$246,253

Liability derivatives:
Call options written, at value	$(78,067)
Put options written, at value	(137,972)
Total liability derivatives	$(216,039)

Realized and unrealized gains and losses on derivatives contracts for the year or period ended March 31, 2016, by each Fund are recorded in the following locations on the Statements of Operations:
Absolute Strategies Fund
Location:	Commodity Contracts	Credit Contracts	Equity Contracts	Forward Currency Contracts	Interest Contracts
Net realized gain (loss) on:
Swaps	$-	$(462,146)	$-	$-	$-
Futures	3,876,599	-	18,153,221	-	(908,495)
Investments	-	-	(5,695,003)	-	-
Written options	-	-	9,562,204	-	-
Foreign currency transactions	-	-	-	(208,936)	-
Total net realized gain (loss)	$3,876,599	$(462,146)	$22,020,422	$(208,936)	$(908,495)

Net change in unrealized appreciation (depreciation) on:
Swaps	$-	$552,181	$-	$-	$-
Futures	(28,550)	-	(2,186,614)	-	114,031
Investments	-	-	3,564,912	-	-
Written options	-	-	(3,209,345)	-	-
Foreign currency translations	-	-	-	4,999	-
Total net change in unrealized appreciation (depreciation)	$(28,550)	$552,181	$(1,831,047)	$4,999	$114,031
46	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2016

Absolute Credit Opportunities Fund
Location:	Credit Contracts	Equity Contracts
Net realized gain (loss) on:
Swaps	$(195,834)	$-
Futures	-	174,164
Investments	-	(39,759)
Written Options	-	40,856
Total net realized gain (loss)	$(195,834)	$175,261

Net change in unrealized appreciation (depreciation) on:
Swaps	$340,286	$-
Written Options	-	(1,954)
Total net change in unrealized appreciation (depreciation)	$340,286	$(1,954)

Absolute Capital Opportunities Fund
Location:	Equity Contracts
Net realized gain (loss) on:
Investments	$22,704
Written Options	26,617
Total net realized gain (loss)	$49,321

Net change in unrealized appreciation (depreciation) on:
Investments	$(288)
Written Options	29,673
Total net change in unrealized appreciation (depreciation)	$29,385

Asset (Liability) amounts shown in the table below represent amounts for derivative related investments at March 31, 2016. These amounts may be collateralized by cash or financial instruments.

	Gross Asset (Liability) as Presented in the Statement of Assets and Liabilities	Financial Instruments (Received)Pledged**	Cash Collateral (Received) Pledged**	Net Amount

Absolute Strategies Fund

Assets:
Over-the-counter derivatives*	$10,019,890	$-	$-	$10,019,890
Liabilities:
Over-the-counter derivatives*	(5,937,209)	4,807,149	1,130,060	-

Absolute Credit Opportunities Fund

Assets:
Over-the-counter derivatives*	$236,066	$-	$-	$236,066
Liabilities:
Over-the-counter derivatives*	(236,955)	-	236,955	-

Absolute Capital Opportunities Fund

Assets:
Over-the-counter derivatives*	$246,253	$-	$-	$246,253
Liabilities:
Over-the-counter derivatives*	(216,039)	216,039	-	-

*   Over-the-counter derivatives may consist of forward currency contracts, options contracts, futures contracts and swap agreements.  The amounts disclosed above represent the exposure to one or more counterparties.  For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation), see the Notes to Schedules of Investments, Securities Sold Short and Call and Put Options Written.
** The actual financial instruments and cash collateral (received) pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statements of Assets and Liabilities.
47	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2016

Note 8. Federal Income Tax
Distributions paid during the fiscal years ended as noted were characterized for tax purposes as follows:
	Ordinary Income	Long-Term Capital Gain	Distribution in Excess	Total
Absolute Strategies Fund
2016	$16,332,639	$75,730,523	$-	$92,063,162
2015	-	-	-	-
Absolute Credit Opportunities Fund
2016	53,365	-	-	53,365
2015	-	7,556,820	1,732,733	9,289,553

The Absolute Capital Opportunities Fund did not pay any distributions for the fiscal period ended March 31, 2016.

Equalization debits included in the distributions were as follows:
	Ordinary Income	Long-Term Capital Gain	Distribution in Excess	Total
Absolute Strategies Fund
2016	$240,575	$8,799,479	$-	$9,040,054
2015	-	-	-	-
Absolute Credit Opportunities Fund
2016	-	-	-	-
2015	-	-	-	-

As of March 31, 2016, distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total

Absolute Strategies Fund	$34,763,411	$56,331,552	$-	$8,536,247	$99,631,210
Absolute Credit Opportunities Fund	228,068	-	(1,085,868)	(570,345)	(1,428,145)
Absolute Capital Opportunities Fund	-	-	(109,052)	336,471	227,419

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, futures, passive foreign investment holdings, real estate investment trusts, constructive sales, straddles, convertible bond premium, contingent payment debt instruments, cover loss deferrals, short dividends, currency contracts, partnerships and credit default swaps.
As of March 31, 2016, the Absolute Credit Opportunities Fund had $142,252 of available short-term capital loss carryforwards and $943,616 of available long-term capital loss carryforwards that have no expiration date.
For tax purposes, the current year post-October loss was $97,977 for Absolute Capital Opportunities Fund (realized during the period December 30, 2015 through March 31, 2016), and the current deferred late year ordinary loss was $11,075 for Absolute Capital Opportunities Fund (realized during the period January 1, 2016 through March 31, 2016). These losses were recognized for tax purposes on the first business day of the Fund's current fiscal year, April 1, 2016.
On the Statements of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year or period ended March 31, 2016. The following reclassifications were the result of book to tax differences resulting from real estate investment trusts, partnerships, passive foreign investment holdings, grantor trusts, straddles, constructive sales, short dividend reclassifications, currency,
48	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2016

paydowns, convertible bond premium adjustments, contingent payment debt instruments, credit default swap income, inflation indexed securities, registered investment companies, equalization, organization cost amortization, non-deductible offering costs and net operating losses  and have no impact on the net assets of each Fund.

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in-Capital
Absolute Strategies Fund	$16,223,300	$(25,263,785)	$9,040,485
Absolute Credit Opportunities Fund	(26,761)	26,761	-
Absolute Capital Opportunities Fund	16,916	(4)	(16,912)

Note 9. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and each Fund has had no such events.
49	ABSOLUTE FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Absolute Strategies Fund,
Absolute Credit Opportunities Fund and Absolute Capital Opportunities Fund
and the Board of Trustees of Forum Funds

We have audited the accompanying statements of assets and liabilities of the Absolute Strategies Fund, Absolute Credit Opportunities Fund and Absolute Capital Opportunities Fund (the "Funds"), each a series of shares of beneficial interest in the Forum Funds, including the schedules of investments, as of March 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended for Absolute Credit Opportunities Fund and Absolute Strategies Fund, and the statements of operations and changes in net assets, and the financial highlights  for the period December 30, 2015 (commencement of operations) through March 31, 2016 for the Absolute Capital Opportunities Fund.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian, agent banks, counterparties and brokers and by other appropriate auditing procedures where responses from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Absolute Strategies Fund, Absolute Credit Opportunities Fund and Absolute Capital Opportunities Fund as of March 31, 2016, and the results of their operations for the year then ended, the changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended for the Absolute Credit Opportunities Fund and Absolute Strategies Fund, and the operations and changes in net assets and the financial highlights for the period December 30, 2015 to March 31, 2016 for the Absolute Capital Opportunities Fund, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
May 27, 2016
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ABSOLUTE FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2016

Investment Advisory Agreement Approval for Absolute Strategies Fund and Absolute Credit Opportunities Fund
At the December 11, 2015 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between Absolute Investment Advisers LLC (the "Adviser") and the Trust pertaining to the Funds (the "Advisory Agreement") and the subadvisory agreements between the Adviser and the following subadvisers to the Absolute Strategies Fund and Absolute Credit Opportunities Fund: Harvest Capital Strategies LLC; Kovitz Investment Group, LLC; LakeWater Capital LLC; Longhorn Capital Partners, LLC; Madden Asset Management, LLC; Mohican Financial Management, LLC; Sabal Capital Management, LLC; St. James Investment Company, LLC; The Boston Company Asset Management, LLC; and Yacktman Asset Management LP (the "Subadvisers") (the "Subadvisory Agreements"). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser and Subadvisers to due diligence questionnaires circulated on the Board's behalf. The Board also discussed the materials with Fund counsel and, as necessary, with the Trust's administrator, Atlantic Fund Services. During its deliberations, the Board also received an oral presentation from the Adviser, and was assisted by the advice of Trustee counsel.

At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services provided to the Funds by the Adviser and Subadvisers, including information on the investment performance of the Funds and Subadvisers; (2) the costs of the services provided and profitability to the Adviser with respect to its relationship with each of the Funds; (3) the advisory fee and total expense ratio each of the Funds compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Funds grow and whether the advisory fee enables each Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser and Subadvisers from their respective relationships with the Funds.

Nature, Extent and Quality of Services

Based on written materials received and a presentation from senior representatives of the Adviser as well as a discussion with the Adviser about the personnel, operations and financial condition of itself and each Subadviser, and discussions with the Trust's CCO regarding the Adviser and the Subadvisers, the Board considered the quality of services provided by the Adviser under the Advisory Agreement and by each Subadviser under each Subadvisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser and the Subadvisers with principal responsibility for the Funds' investments; the investment philosophy and decision-making processes of the Adviser's and Subadvisers' investment professionals; the capability and integrity of the Adviser's and each Subadviser's senior management and staff; the quality of the Adviser's and each Subadviser's services with respect to regulatory compliance; and the Adviser's and each Subadviser's representation that each firm is in stable financial condition and that each firm's financial condition would not impair its ability to provide high-quality advisory services to the applicable Fund. The Board also considered the Adviser's analysis and recommendations regarding each Subadviser. The Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Funds by the Adviser under the Advisory Agreement and each Subadviser under each of the Subadvisory Agreements.

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Funds, including the investment objective and strategy and the Adviser's discussion of the performance of each of the Subadvisers, the Board reviewed the performance of the Funds compared to their respective benchmarks. With respect to the Absolute Strategies Fund ("Strategies Fund"), the Board observed that the Fund had outperformed its primary benchmark, the S&P 500 Index, for the one-year period ended September 30, 2015, but had underperformed the primary benchmark for the three-, five-, and ten-year periods ended September 30, 2015. The Board observed that the Strategies Fund had similarly outperformed the HFRX Global Hedge Index, the secondary benchmark index, for the one-, five-, and ten-year periods ended September 30, 2015, but had underperformed the HFRX Global Hedge Index for the three-year period ended September 30, 2015. With respect to the Absolute Credit Opportunities Fund ("Credit Opportunities Fund"), the Board observed that the Credit Opportunities Fund had outperformed its primary benchmark index, the HFRX Global Hedge Fund Index, for the one-year period ended September 30, 2015, but had
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ABSOLUTE FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2016

underperformed the HFRX Global Hedge Index for the three- and five-year periods ended September 30, 2015. In addition, the Board observed that, for the one-year period ended September 30, 2015, the Credit Opportunities Fund had outperformed the HFRX Fixed Income Credit Index, a benchmark believed by the Adviser to be an appropriate broad-based market comparison for the Fund.

The Board noted the Adviser's representation that it was not the objective of the Funds to outperform specific market indices because the Funds employ unique investment strategies to seek absolute returns, irrespective of any benchmark or market performance. The Board also noted the Adviser's representation that the Funds tended to lag the performance of equity indices due, in part, to the Funds' portfolios having been comprised of a balance of both long and short positions for the past several years and because the Funds' strategies are designed in part to be countercyclical, performing well in relation to the indices during declining markets but lagging the performance of the indices during rising markets.

The Board also considered each Fund's performance relative to its Lipper, Inc. ("Lipper") peer group, noting that, based on the information provided by Lipper, the Strategies Fund performed at the median of its Lipper peer group for the one-year period ended September 30, 2015 and underperformed the median of its peers for the three- and five-year periods ended September 30, 2015. The Board observed that the Credit Opportunities Fund had outperformed the median of its Lipper peers for the one-year period ended September 30, 2015, but had underperformed the median of its Lipper peers for the three- and five-year periods ended September 30, 2015.

Addressing the Funds' apparent underperformance relative to their Lipper peer groups, the Adviser represented that it does not view the peer funds identified by Lipper to be comparable to the Funds and, referencing the hedge-fund-like strategies of the Funds, explained the basis for this view. The Board noted the Adviser's representations that the most direct comparison for each Fund would be other funds employing a multi-manager, multi-strategy approach with varying long and short exposures. The Board reviewed each Fund's performance compared to another group of funds that were not included in the Funds' Lipper peer groups, but that the Adviser provided as a meaningful comparison (the "Comparable Funds"). The Board considered the Adviser's explanation as to why the performance of the Comparable Funds should be taken into account in evaluating the performance of the Funds and considered the Funds' performance relative to the Comparable Funds. The Board also noted the Adviser's report that, since their respective inceptions, the cumulative returns of both the Funds compared favorably with those of the Comparable Funds over the same periods.

The Board evaluated the Adviser's assessment of each Subadviser's performance, noting that the Adviser had expressed satisfaction with the performance of each Subadviser and that the Adviser had recommended the continuance of each of the Subadvisory Agreements. The Board acknowledged the Adviser's representation that the different Subadvisers could be expected to achieve different performance results in light of the differences in their strategies, allocated assets, and market environment. The Board also considered the Adviser's explanation that, standing alone, no Subadviser should necessarily be expected to perform in line with the market or with the relevant Fund's benchmarks. In this regard, the Board noted that the Adviser emphasized its responsibility for allocating each Fund's assets among Subadvisers in order to achieve the applicable Fund's investment objective. In view of the respective roles of the Adviser and Subadvisers, the Board determined that it was appropriate to evaluate the contribution of each Subadviser to the performance of the Fund for which each Subadviser managed assets as a whole. The Board concluded that the Funds and their shareholders could benefit from the renewal of the Advisory Agreement and of each of the Subadvisory Agreements.

Compensation

The Board evaluated the Adviser's compensation for providing advisory services to each Fund. The Board considered the Adviser's representation that the advisory fee rates and actual total expense ratios of hedge funds provide more apt points of comparison for the Funds than the fee rates and expense ratios of the funds in the identified Lipper peer groups.  In this regard, the Board considered the Adviser's explanation that the complex strategies of hedge funds are more similar to the strategies of each of the Funds than the mutual funds in the Lipper peer groups. In addition, with respect to advisory fee rates and total expenses, the Board noted the Adviser's representation that hedge funds' fees typically consist of a high base advisory fee and additional
52	ABSOLUTE FUNDS

ABSOLUTE FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2016

performance-based fee. The Board recognized that the Adviser's fees do not include performance fees and that the Adviser pays all of the Subadvisers out of its advisory fee. In this regard, the Board observed that the Funds do not directly pay any subadvisory fees.

The Board took into consideration comparative information on each Fund's actual advisory fee rate and total expenses compared to its Lipper peer group. In this regard, the Board noted that the Adviser's actual advisory fee rate and the actual total expense ratio of each Fund were each higher than the median of each Fund's respective Lipper peer group. The Board noted further that, although the Adviser had implemented breakpoints that would reduce the advisory fee rate charged to the Strategies Fund, the Fund did not currently have assets under management that exceed the Fund's first fee schedule breakpoint. In addition, with respect to the Credit Opportunities Fund, the Board recognized that the Adviser had contractually agreed to limit the Credit Opportunities Fund's total operating expenses, subject to certain exceptions.

Under these circumstances, the Board concluded that it was difficult to make meaningful comparisons between the Funds' actual advisory fee rates and total expense ratios and those of the Funds' Lipper peers due to, among other things, variations between the services provided by the Adviser to the Funds and those provided to the Lipper peer group of funds by their advisers. Further, the Board concluded that the complex investment strategies utilized by the Adviser for the Funds are comparable to the strategies provided to hedge funds by their advisers at much higher advisory fee rates than those charged by the Adviser.  Based on the foregoing, and on all of the information presented, the Board concluded that the advisory fees paid to the Adviser by the Funds were reasonable.

Cost of Services and Profitability

The Board considered information provided by the Adviser regarding the costs of services and its profitability with respect to the Funds in the aggregate. In this regard, the Board considered the Adviser's resources devoted to each of the Funds as well as the Adviser's discussion of the aggregate costs and profitability of its mutual fund activities, including the percentage and amount of the Adviser's fee that the Adviser retained and the percentage and amount of the fee that was paid to the Subadvisers. Based on these and other applicable considerations, the Board concluded that the Adviser's profits attributable to the management of the Funds were reasonable in the context of all factors considered.

The Board did not consider information regarding the costs of services provided or profits realized by each Subadviser from its relationship with the Funds, noting instead the arms-length nature of the relationship between the Adviser and the Subadvisers with respect to the negotiation of the subadvisory fee rate on behalf of each Fund and that the Adviser, and not the Fund, was responsible for paying the subadvisory fees due under each Subadvisory Agreement. Under these circumstances, the Board concluded that each Subadviser's profitability was not a material factor in determining whether to approve the Subadvisory Agreements.

Economies of Scale

The Board considered whether either of the Funds could benefit from economies of scale. The Board noted that, with respect to the Strategies Fund, the Adviser had implemented fee schedule breakpoints by contractually waiving its advisory fee at certain asset levels, though the Fund was not currently operating at asset levels that would result in a break in the advisory fee. With respect to the Credit Opportunities Fund, the Board considered the Adviser's representation that the Credit Opportunities Fund could potentially benefit from economies of scale as assets grow, but that the Adviser had determined that breakpoints were not appropriate at this time due to the size of the Fund. Based on the foregoing information, and other considerations, the Board concluded that shareholders of the Strategies Fund should have an opportunity to share in future economies of scale and that economies of scale were not yet a material factor to be considered with respect to the Credit Opportunities Fund.
53	ABSOLUTE FUNDS

ABSOLUTE FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2016

Other Benefits

The Board noted the Adviser's representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Funds. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Funds were not a material factor in approving the continuation of the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. In light of the fact that each Fund is a multi-manager Fund, however, for which the Adviser identifies Subadvisers whose strategies it seeks to combine to achieve the Fund's investment objective, when considering the renewal of the Subadvisory Agreements, the Board gave significant weight to the Adviser's recommendation that each Subadvisory Agreement be renewed and to the Adviser's representation that the reappointment of the Subadvisers would positively contribute to the Adviser's successful execution of the Funds' overall strategies. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Advisory Agreement and Subadvisory Agreements. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in each Advisory Agreement and in each Subadvisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.

Investment Advisory Agreement Approval for Absolute Capital Opportunities Fund
At the June 12, 2015 Board meeting, the Board, including the Independent Trustees, considered the initial approval of the investment advisory agreement between Absolute Investment Advisers, LLC (the "Adviser") and the Trust pertaining to the Absolute Capital Opportunities Fund (the "Advisory Agreement") and the approval of the respective investment subadvisory agreements (the "Subadvisory Agreements") between the Adviser and Kovitz Investment Group, LLC ("Kovitz") and St. James Investment Company, LLC ("St. James," and, together with Kovitz, the "Subadvisers"). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser to a due diligence questionnaire circulated on the Board's behalf. The Board also discussed the materials with Fund Counsel and, as necessary, with the Trust's administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from the Adviser, and was assisted by the advice of Trustee Counsel.

In evaluating the Advisory Agreement and the Subadvisory Agreements for the Fund, the Board reviewed written materials furnished by the Adviser, the Subadvisers, and the administrator, including information regarding the Adviser's and each Subadviser's personnel, operations and financial condition. In evaluating the Subadvisers, the Board took into account the Adviser's representations that it had been satisfied with the Subadvisers' implementation of the Adviser's objectives with respect to other series of the Trust.

At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services that would be provided to the Fund by the Adviser and Subadvisers, including information on the investment performance of the Adviser and Subadvisers; (2) the costs of the services to be provided and projected profitability to the Adviser of its relationship with the Fund; (3) the proposed advisory fee and total expense ratio of the Fund compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee enables the Fund's investors to share in the benefits of economies of scale; and (5) other benefits anticipated to be received by the Adviser and Subadvisers from its relationship with the Fund.
54	ABSOLUTE FUNDS

ABSOLUTE FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2016

Nature, Extent and Quality of Services

Based on written materials received, a presentation from senior representatives of the Adviser and a discussion with the Adviser about the personnel, operations and financial condition of itself and each Subadviser, and discussions with the Trust's CCO regarding the Adviser and the Subadvisers, the Board considered the quality of services to be provided by the Adviser under the Advisory Agreement and by each Subadviser under each Subadvisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser and the Subadvisers with principal responsibility for the Fund's investments; the investment philosophy and decision-making process of those professionals; the capability and integrity of the Adviser's and each Subadviser's senior management and staff; and the quality of the Adviser's and each Subadviser's services with respect to regulatory compliance.

The Board considered also the adequacy of the Adviser's and each Subadviser's resources. The Board noted the Adviser's and each Subadviser's representation that it is financially stable and has the operational capability needed to provide high-quality investment advisory services to the Fund for the foreseeable future. The Board also considered the Adviser's analysis and recommendations regarding each Subadviser. Based on the presentation and the materials provided by the Adviser and the Subadvisers in connection with the Board's consideration of the Advisory Agreement and each Subadvisory Agreement, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund by the Adviser under the Advisory Agreement and each Subadviser under each of their respective Subadvisory Agreements.

Performance

Recognizing that the Fund is new and has no performance history, the Board did not consider the performance history of the Fund. Instead, the Board considered the performance achieved by the Adviser and each Subadviser, including managing another series of the Trust, the Absolute Strategies Fund. The Board noted that, although the Absolute Strategies Fund had underperformed its primary benchmark over the one-, three-, and five-year periods ended March 31, 2015, each of the Subadvisers had performed in accordance with the objectives specified by the Adviser. With respect to longer term performances, the Board considered the composite performance of private accounts managed by each Subadviser pursuant to an investment strategy similar to the strategy to be employed by the Subadviser for the Fund. Based on the foregoing and other relevant factors, the Board concluded that the Adviser's and Subadvisers' management of the Fund could benefit the Fund and its shareholders.

Compensation

The Board evaluated the Adviser's proposed compensation for providing advisory services to the Fund and analyzed comparative information on "actual" advisory fee rates (i.e., after fee waivers), and actual total expenses of the Fund's relevant Lipper peer group. The Board noted that the Adviser's proposed actual advisory fee rate and the Fund's actual total expense ratio were each consistent with the fee rate and expense ratio of other series managed by the Adviser and were each among the most expensive in the Fund's Lipper peer group. The Board also recognized that the Adviser would pay each of the Subadvisers' subadvisory fees out of its own advisory fee. Based on the foregoing, the Board concluded that the Adviser's advisory fee rate to be charged to the Fund was reasonable.

Cost of Services and Profitability

The Board considered information provided by the Adviser regarding the estimated costs of services and its estimated profitability with respect to the Fund. The Board also considered the estimated percentage and amount of the Adviser's fee that would be retained by the Adviser and the estimated percentage and amount of the advisory fee that would be paid to the Subadvisers. The Board considered that profits to be realized by the Adviser would be a function of the future growth in assets of the Fund and concluded that the costs of the services to be provided and profits to be realized by the Adviser were not a material factor in approving the Advisory Agreement.

55	ABSOLUTE FUNDS

ABSOLUTE FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2016

The Board did not consider information regarding the estimated costs of services provided or estimated profits to be realized by each Subadviser from its relationship with the Fund, noting instead the arms-length nature of the relationship between the Adviser and the Subadvisers with respect to the negotiation of the subadvisory fee rate on behalf of the Fund and that the Adviser, and not the Fund, was responsible for paying the subadvisory fees due under each Subadvisory Agreement. Under these circumstances, the Board concluded that each Subadviser's profitability was not a material factor in determining whether or not to approve the Subadvisory Agreements.

Economies of Scale

The Board evaluated whether the Fund would benefit from any economies of scale. In this respect, the Board considered the Adviser's representation that it could be difficult for the Fund to achieve large economies of scale because the investment strategies of the Subadvisers, which are employed by the Fund, are not high-capacity strategies – meaning the Subadvisers generally cannot successfully manage ever-larger amounts of assets. In this respect, the Board noted that the Adviser was not proposing breakpoints at this time because the Fund had not yet commenced operations and assets under management would need to achieve economies of scale. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the Advisory Agreement.

Other Benefits

The Board noted the Adviser's representation that, aside from its contractual advisory fees, it would not benefit in a material way from its relationship with the Fund. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor to consider in approving the continuation of the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. In light of the fact that the Fund is a multi-manager Fund, however, for which the Adviser identifies Subadvisers whose strategies it seeks to combine to achieve the Fund's investment objective, when considering the approval of the Subadvisory Agreements, the Board gave significant weight to the Adviser's recommendation that each Subadvisory Agreement be approved and to the Adviser's representation that the appointment of the Subadvisers would positively contribute to the Adviser's successful execution of the Fund's overall strategy. The Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement and Subadvisory Agreements. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its business judgment, that the advisory arrangement, as outlined in the Advisory Agreement and each Subadvisory Agreement, was fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the Board considered relevant.

Proxy Voting Information
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund's portfolio is available, without charge and upon request, by calling (888) 992-2765 and on the U.S. Securities and Exchange Commission's (the "SEC") website at www.sec.gov. Each Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (888) 992-2765 and on the SEC's website at www.sec.gov.
56	ABSOLUTE FUNDS

ABSOLUTE FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2016

Availability of Quarterly Portfolio Schedules
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Shareholder Expense Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2015 for Absolute Strategies Fund and Absolute Credit Opportunities Fund and from December 30, 2015 for Absolute Capital Opportunities Fund, through March 31, 2016.
Actual Expenses – The first line under each share class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line under each share class of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	October 1, 2015	March 31, 2016	Period*	Ratio*
Absolute Strategies Fund
Institutional Shares
Actual	$1,000.00	$998.74	$12.54	2.51%
Hypothetical (5% return before taxes)	$1,000.00	$1,012.45	$12.63	2.51%
R Shares
Actual	$1,000.00	$995.84	$15.32	3.07%
Hypothetical (5% return before taxes)	$1,000.00	$1,009.65	$15.42	3.07%
Absolute Credit Opportunities Fund
Institutional Shares
Actual	$1,000.00	$984.73	$9.73	1.96%
Hypothetical (5% return before taxes)	$1,000.00	$1,015.20	$9.87	1.96%

* Expenses are equal to each Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 366 to reflect the half-year period.
57	ABSOLUTE FUNDS

ABSOLUTE FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2016

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	December 30, 2015	March 31, 2016	Period**	Ratio**
Absolute Capital Opportunities Fund
Institutional Shares
Actual	$1,000.00	$1,021.00	$5.59	2.20%
Hypothetical (5% return before taxes)	$1,000.00	$1,014.00	$11.08	2.20%

**  Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 366 to reflect the half-year period (except that the average account values reflect the Fund's actual return information for the 92-day period between December 30, 2015, the commencement date of Fund operations, through March 31, 2016).
Federal Tax Status of Dividends Declared during the Fiscal Year
For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Absolute Strategies Fund designates 9.63% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 12.90% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.  The Absolute Strategies Fund also designates 100.00% of its income dividends as short term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD). The Absolute Credit Opportunities Fund also designates 100.00% as qualified interest income exempt from U.S. tax for foreign shareholders (QII).
Trustees and Officers of the Trust
The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. Each Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (888) 992-2765.
58	ABSOLUTE FUNDS

ABSOLUTE FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2016

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003; formerly, Partner, Wolf, Block, Schorr and Solis-Cohen, LLP (law firm) 2002-2003; Partner, Thelen Reid & Priest LLP (law firm) 1995-2002.	26	None
Costas Azariadis Born: 1943	Trustee	Since 1989	Professor of Economics, Washington University since 2006.	26	None
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.	26	None
David Tucker Born: 1958	Trustee; Vice Chairman	Since 2011 (Vice Chairman since 2015)	Director, Blue Sky Experience (a charitable endeavor) since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm) 1998-2008.	48	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Interested Trustee
John Y. Keffer[2] Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Investment Advisors, LLC since 2011; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	48	Director, Wintergreen Fund, Inc.; Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Officers
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008.	N/A	N/A
Zachary Tackett Born: 1988	Vice President; Secretary; Anti-Money Laundering Compliance Officer	Since 2014	Associate Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008.	N/A	N/A
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
[1]The Fund Complex includes the Trust, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds and is overseen by different Boards of Trustees.
[2]Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

59	ABSOLUTE FUNDS

 [INTENTIONALLY LEFT BLANK]

.

ABSOLUTE FUNDS
P.O. BOX 588
PORTLAND, MAINE 04112
(888) 992-2765 (TOLL FREE)
(888) 99-ABSOLUTE (TOLL FREE)

INVESTMENT ADVISER

Absolute Investment Advisers LLC
18 Shipyard Drive, Suite 3C
Hingham, Massachusetts 02043
www.absoluteadvisers.com

TRANSFER AGENT

Atlantic Fund Services
P.O. Box 588
Portland, Maine 04112
(888) 992-2765 (Toll Free)
(888) 99-ABSOLUTE (Toll Free)
www.atlanticfundservices.com

DISTRIBUTOR

212-ANR-0316

TABLE OF CONTENTS

Beck, Mack & Oliver International Fund
A Message to Our Shareholders (Unaudited)	2
Performance Chart and Analysis (Unaudited)	6
Portfolio Profile (Unaudited)	7
Schedule of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15

Beck, Mack & Oliver Partners Fund
A Message to Our Shareholders (Unaudited)	16
Performance Chart and Analysis (Unaudited)	20
Portfolio Profile (Unaudited)	21
Schedule of Investments	22
Statement of Assets and Liabilities	23
Statement of Operations	24
Statements of Changes in Net Assets	25
Financial Highlights	26

Notes to Financial Statements	27
Report of Independent Registered Public Accounting Firm	34
Additional Information (Unaudited)	35

BECK, MACK & OLIVER INTERNATIONAL FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2016

Dear Shareholders:
The Beck, Mack & Oliver International Fund (the "International Fund") ended its fiscal year on March 31, 2016 (the "Fiscal Year" or the "Period") with a net asset value ("NAV") of $15.61 per share, realizing a return of -2.84% for the Period. The International Fund's fiscal return compares with a return of -9.19% for the International Fund's benchmark, the MSCI ACWI ex U.S. Index (the "MSCI ACWI ex U.S." or the "Benchmark") and a -8.27% return for the MSCI EAFE Index  ("MSCI EAFE").1 For a longer term perspective, the International Fund's 3-, 5-, 10-year, and since inception average annual total returns as of March 31, 2016 were as follows:

Average Annual Total Return as of 03/31/2016	One Year	Three Years	Five Years	Ten Years	Since Inception (12/08/93)
Beck, Mack & Oliver International Fund	-2.84%	-1.24%	1.11%	1.85%	6.62%
MSCI ACWI ex U.S. Index[1]	-9.19%	0.32%	0.31%	1.94%	N/A
MSCI EAFE Index[1]	-8.27%	2.23%	2.29%	1.80%	4.98%

(Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (800) 943-6786. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the current prospectus, the International Fund's annual operating expense ratio (gross) is 2.17%. However, the International Fund's adviser has agreed to contractually waive its fees and/or reimburse expenses to limit total operating expenses to 1.50% through at least July 31, 2016. During the period certain fees were waived and/or expenses reimbursed, otherwise returns would have been lower. Returns greater than one year are annualized.)
During the Period the International Fund outperformed its relevant benchmarks.  Contributors to the International Fund's performance during the Fiscal Year included NIIT, Ltd (India) up 105.7% from the International Fund's first purchase in April 2015 through completion of its exit in November 2015, Tarkett SA (Russian Federation) up 33.9%, and Media Nusantara Citra Tbk PT (Indonesia) up 9.0% since the position was initiated in June 2015. Detractors from performance during the Period included Bank Pan Indonesia Tbk PT (Indonesia) down 50.9%, Panin Financial Tbk PT (Indonesia) down 50.6%, and Dewan Housing Finance Corp., Ltd. (India) down 13.0%.2
The following tables provide details of the International Fund's top 10 positions at the end of the Period as well as positions added and exited since our 9/30/15 semi-annual report.  The decisions to exit positions resulted from a combination of the securities hitting our valuation targets or better opportunities elsewhere.

1 The MSCI ACWI ex U.S. is a stock market index that is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Net index data is not available prior to its inception on 01/01/01.  The MSCI EAFE Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the United States and Canada.  The total return of the MSCI EAFE includes the reinvestment of dividends and income.  It is not possible to invest directly in any index.
2 Returns reflect the performance of the stock in local currency over the Fiscal Year unless the position was initiated or fully exited during the Period as reported by Bloomberg.

2

BECK, MACK & OLIVER INTERNATIONAL FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2016

Top 10 Common Stock Holdings as of 03/31/16	Country	Sector	% of Net Assets
Dufry AG	Switzerland	Consumer Discretionary	6.3%
First Pacific Co., Ltd.	Hong Kong	Conglomerates	6.2%
Media Nusantara Citra Tbk PT	Indonesia	Consumer Discretionary	5.7%
Fairfax India Holdings Corp.	India	Financials	5.7%
GP Investments, Ltd.	Brazil	Asset Management	5.6%
Tarkett SA	Russian Federation	Consumer Discretionary	5.6%
Dewan Housing Finance Corp., Ltd.	India	Financials	5.6%
Genting Hong Kong, Ltd.	Hong Kong	Conglomerates	5.3%
Fairfax Fianancial Holdings, Ltd.	Canada	Insurance	5.2%
BBA Aviation PLC	United States	Transportation	3.1%
Total			54.3%

New Positions Established as of 03/31/16	% of Net Assets	Portfolio Positions Eliminated	% of Net Assets[3]
CVC Brasil Operadora e Agencia de Viagens SA	0.7%	Phoenix Satellite Television Holdings, Ltd.	1.5%
GS Home Shopping, Inc.	3.0%	NIIT, Ltd.	4.5%
Liberty Global PLC	2.9%	Coca-Cola Femsa SAB de CV	2.4%
		Nestle SA	1.7%
		Brightwood Capital Fund III-U, LP	0.7%
	6.6%		10.8%

Securities markets were tumultuous during the Period as equity and fixed income markets exhibited volatility. Fund management remains focused on the underlying operating performance and growth potential of the portfolio companies, which are sound. We believe the portfolio is attractive both from a valuation and a growth standpoint. In line with our name and mandate change we have continued to restructure the portfolio over the past few quarters to reflect these changes and expose the International Fund primarily to companies domiciled outside of the U.S. The International Fund's assets are focused and concentrated on select, long-term investments. One might even consider the portfolio an "anti-index" fund as, in contrast to the International Fund, an index fund usually consists of a great number of securities within its structure. We believe the International Fund is a sound compliment to a broad indexed portfolio.
Contrary to current negative sentiment on investments outside the U.S., we believe the opportunity in international markets is in the purchase of securities with attractive growth prospects at reasonable prices. Our investment in Dufry AG exemplifies this. While short-term currency fluctuations as well as sentiment around the company's recent acquisitions weighed on its shares, we remained focused on the long-term benefits of its industry position and growth opportunity. Dufry has been able to make accretive acquisitions historically and is poised to realize growth from its recent transformative acquisitions, which place it as the largest travel retail company in the world as measured by market share. It has also become well-balanced from a geographic perspective, benefiting from ever-shifting terms of trade. We have confidence that management will continue to execute on plan. Dufry exemplifies what we look for in an investment: a good growth opportunity at reasonable cost. Dufry's growth is fostered by the continued increase in global air passenger traffic which positively impacts retail sales at its airline terminal facilities. In addition, we believe the investment will continue to benefit from the close alignment of Dufry's management with the interests of shareholders.

3 Percent of net asset value ("NAV") for exited positions reflect holdings at the previous reporting period ending 9/30/2015.

3

BECK, MACK & OLIVER INTERNATIONAL FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2016

We initiated three new investments recently in the International Fund including CVC Brasil Operadora e Agencia de Viagens SA ("CVC"). This portfolio acquisition was made despite a dour outlook for the Brazilian economy and country. At this writing the negative headlines continue. Our investment in CVC checked the key boxes of our research process: a very good business trading at what we believe is a bargain price (below 10x earnings at purchase) with a good financial profile and an owner-operated, highly motivated management team comprised of the company's founding family and Carlyle, the private equity group. Brazilians love to travel and CVC has a leading and profitable position to help them do so. Importantly, the company has very little debt and strong cash generation.
Of course, we did not solely invent the concept of having a checklist in an important decision-making situation; for that we have the writings of a surgeon articulating this extremely well.  In his seminal book "The Checklist Manifesto" Atul Gawande writes of his experience at striving to be the best he and his hospital can be in the most crucial circumstances: "Good checklists, on the other hand are precise. They are efficient, to the point, and easy to use even in the most difficult situations. They do not try to spell out everything – a checklist cannot fly a plane. Instead they provide reminders of only the most critical and important steps – the one that even the highly skilled professional using them could miss. Good checklists are above all, practical."
We strive to check the boxes in our investment research process and will continue to do so on behalf of investors in the International Fund, including ourselves. We know that patience is a rare commodity especially in these days of "Insta – Gratification." We believe your patience will be rewarded. Thank you for investing alongside us as stewards of your capital in international markets.
Sincerely,

David E. Rappa Co-Manager		Peter A Vlachos Co-Manager

Robert C. Beck Co-Manager

4

BECK, MACK & OLIVER INTERNATIONAL FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2016

IMPORTANT RISKS AND DISCLOSURE:
There is no assurance that the International Fund will achieve its investment objective. Investing overseas involves special risks, including the volatility of currency exchange rates and, in some cases, political and economic instability, and relatively illiquid markets. Emerging markets involve greater risks than more developed markets as they may be more volatile and less liquid. The International Fund's exposure to foreign currencies may not be fully hedged at all times. Private fund securities are typically illiquid and difficult to value. The International Fund may invest in small and mid-sized capitalization companies, meaning that these companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.
The views in this report were those of the International Fund managers as of March 31, 2016 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the International Fund and do not constitute investment advice. This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change.

5

BECK, MACK & OLIVER INTERNATIONAL FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) MARCH 31, 2016

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Beck, Mack & Oliver International Fund (the "Fund") compared with the performance of the primary benchmark, the MSCI All Cap World Index except United States ("MSCI ACWI ex US"), and the secondary benchmark, the MSCI EAFE Index ("MSCI EAFE") over the past ten fiscal years. The MSCI  ACWI ex US  is a stock market index that is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI EAFE is a stock market index that is designed to measure the equity market performance with dividends reinvested of developed markets outside of the United States and Canada.  The total returns of both the MSCI ACWI ex US and MSCI EAFE include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total returns of the MSCI ACWI ex US and MSCI EAFE do not include expenses. The Fund is professionally managed while the MSCI ACWI ex US and MSCI EAFE are unmanaged and are not available for investment.
Comparison of a $10,000 Investment
Beck, Mack & Oliver International Fund vs. MSCI ACWI ex US Index and MSCI EAFE Index

Average Annual Total Returns for Periods Ended March 31, 2016:	One Year	Five Years	Ten Years
Beck, Mack & Oliver International Fund	-2.84%	1.11%	1.85%
MSCI ACWI ex US Index	-9.19%	0.31%	1.94%
MSCI EAFE Index	-8.27%	2.29%	1.80%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (800) 943-6786. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the Fund's current prospectus, the annual operating expense ratio (gross) is 2.17%. However, the Fund's adviser has contractually agreed to reduce a portion of its fees and reimburse expenses to limit total operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.50%, through at least July 31, 2016. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

6

BECK, MACK & OLIVER INTERNATIONAL FUND PORTFOLIO PROFILES (Unaudited) MARCH 31, 2016

PORTFOLIO HOLDINGS
% of Common Stock
Financials	23.0%
Conglomerates	14.2%
Insurance	10.0%
Asset Management	7.0%
Transportation	3.8%
Healthcare	3.7%
Consumer Staples	2.9%
Capital Goods	2.4%
Real Estate	1.5%
Materials	1.3%
Industrials	0.9%
Exploration and Production	0.0%
Consumer Discretionary	29.3%
100.0%

See Notes to Financial Statements.	7

BECK, MACK & OLIVER INTERNATIONAL FUND SCHEDULE OF INVESTMENTS MARCH 31, 2016

Shares	Security Description	Value

Common Stock - 80.7%
Bermuda - 2.9%
8,360	Enstar Group, Ltd. (a)	$1,359,169
Brazil - 6.4%
73,000	CVC Brasil Operadora e Agencia de Viagens SA (a)	340,267
1,321,000	GP Investments, Ltd. (a)	2,656,218
		2,996,485
Canada - 5.2%
4,335	Fairfax Financial Holdings, Ltd.	2,426,832
124,733	Lone Pine Resources Canada, Ltd., Common Class (a)(b)	-
124,733	Lone Pine Resources, Inc., Class A (a)(b)	-
		2,426,832
Chile - 2.4%
616,000	Coca-Cola Embonor SA, Class B	1,125,517

China - 1.0%
1,023,000	Greatview Aseptic Packaging Co., Ltd.	486,619
Cyprus - 1.2%
2,024,034	Secure Property Development & Investment PLC (a)	559,601
Hong Kong - 11.5%
3,909,000	First Pacific Co., Ltd.	2,917,634
7,900,000	Genting Hong Kong, Ltd.	2,488,500
		5,406,134
India - 11.3%
887,000	Dewan Housing Finance Corp., Ltd.	2,629,959
247,500	Fairfax India Holdings Corp. (a)(c)	2,685,375
		5,315,334
Indonesia - 10.1%
25,909,000	Bank Pan Indonesia Tbk PT (a)	1,367,745
16,400,000	Media Nusantara Citra Tbk PT	2,696,230
55,368,300	Panin Financial Tbk PT (a)	697,323
		4,761,298
Japan - 1.9%
5,800	FANUC Corp.	901,088

Norway - 2.9%
134,400	Oslo Bors VPS Holding ASA	1,372,473
Russian Federation - 5.6%
84,400	Tarkett SA	2,645,867

South Korea - 3.0%
8,720	GS Home Shopping, Inc.	1,415,971
Spain - 3.0%
91,000	Grifols SA, Class B	1,407,747
Switzerland - 6.3%
24,250	Dufry AG (a)	2,983,490
United Kingdom - 2.9%
36,000	Liberty Global PLC, Class A (a)	1,386,000
United States - 3.1%
499,700	BBA Aviation PLC	1,438,258

Total Common Stock (Cost $36,921,583)		37,987,883

Preferred Stock - 0.0%
United States - 0.0%
132,573	Earlyshares.com, Inc., Class A (a)(b)(d) (Cost $200,000)	26,236

Principal	Security Description	Value

Private Equity Funds - 5.8%
India - 0.1%
$36,915	Bharat Investors LP (a)(b)(e)	54,921

United States - 5.7%
1,200,000	Brightwood Switch SPV LP (a)(b)(f)(g)	2,667,002
Total Private Equity Funds (Cost $1,236,915)		2,721,923

Shares	Security Description	Value

Investment Companies - 4.2%
55,591	Carlyle GMS Finance, Inc. (a)(b)(h)	981,739
1,650,000	DWS Vietnam Fund, Ltd. (a)	977,625
Total Investment Companies (Cost $1,970,003)		1,959,364

Total Investments - 90.7% (Cost $40,328,501)*	$42,695,406
Other Assets & Liabilities, Net – 9.3%	4,400,196
Net Assets – 100.0%	$47,095,602

LP	Limited Partnership
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At the period end, the value of these securities amounted to $3,729,898 or 7.9% of net assets.
(c)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $2,685,375 or 5.7% of net assets.

See Notes to Financial Statements.	8

BECK, MACK & OLIVER INTERNATIONAL FUND SCHEDULE OF INVESTMENTS MARCH 31, 2016

(d) (e)
Private preferred stock purchased on 06/21/13. The preferred shares have the right to receive dividends when, as and if declared by the Board of Trustees. Preferred shares hold rights to convert to shares of Common Stock. Illiquid investment in which redemptions are not accepted. No unfunded commitments as of March 31, 2016.
Private equity fund purchased on 03/08/13 that invests in Unitech Corporate Parks PLC. Redemptions may be made on the last day of each calendar quarter upon 60 days written notice. No unfunded commitments as of March 31, 2016.

(f)	Private equity fund purchased on 02/21/12 that invests in Switch Communications Group, LLC. Illiquid investment in which redemptions are not accepted. Cost of investment at March 31, 2016 is $1,200,000. No unfunded commitments as of March 31, 2016.
(g)	Affiliate.
(h)	Business development company purchased on 06/05/13 that invests in first lien senior secured and unitranche loans to private U.S. middle market companies that are, in many cases, controlled by private investment firms. Illiquid investment in which redemptions are not accepted. Cost of investment at March 31, 2016 is $1,089,983. Unfunded commitments of $1,405,306 as of March 31, 2016.

*  Cost for federal income tax purposes is $40,775,729 and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$6,480,178
Gross Unrealized Depreciation	(4,560,501)
Net Unrealized Appreciation	$1,919,677

An affiliate is an entity in which the Fund has ownership of at least 5% of the voting securities.  Transactions during the year with affiliates were as follows:
Private Equity Fund
Brightwood Switch SPV, LP
Balance 03/31/15
Shares/Principal	$1,200,000
Cost	$1,200,000
Value	$1,934,524
Gross Additions
Shares/Principal	-
Cost	$-
Gross Reductions
Shares/Principal	-
Cost	$-
Proceeds	$-
Balance 03/31/16
Shares/Principal	$1,200,000
Cost	$1,200,000
Value	$2,667,002
Realized gain/(loss)	$-
Investment Income	$-

The values of each individual forward currency contract outstanding in Beck, Mack & Oliver International Fund as of March 31, 2016, are disclosed in the table below.
Counterparty	Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	(45,017,860)	Hong Kong Dollar	08/22/16	$5,800,000	$(6,314)
	7,830,000	Hong Kong Dollar	08/22/16	(1,011,602)	(1,704)
	8,660,000	Hong Kong Dollar	08/22/16	(1,109,261)	7,689
	12,887,860	Hong Kong Dollar	08/22/16	(1,663,272)	(1,021)
BNY Brokerage, Inc.	(3,114,750)	Brazilian Real	04/07/16	750,000	(114,594)
	(538,608)	Canadian Dollars	06/14/16	392,000	(22,738)
	(487,618)	Canadian Dollars	06/14/16	346,000	(29,475)
	(119,400,000)	South Korean Won	06/21/16	100,000	(4,004)
	(77,850,500)	South Korean Won	06/21/16	65,000	(2,812)
	(1,098,350)	Swiss Franc	05/10/16	1,100,000	(44,354)
Citigroup Global Markets, Inc.	(347,015,000)	Chilean Peso	04/07/16	500,000	(17,684)
Mellon Bank, N.A.	(68,370,000)	Indian Rupee	05/27/16	1,000,000	(23,228)
					$(260,239)

See Notes to Financial Statements.	9

BECK, MACK & OLIVER INTERNATIONAL FUND SCHEDULE OF INVESTMENTS MARCH 31, 2016

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
The following is a summary of the inputs used to value the Fund's investments and other financial instruments and liabilities as of March 31, 2016.

Level 1	Level 2	Level 3	Total

Assets
Investments At Value
Common Stock
Bermuda	$1,359,169	$-	$-	$1,359,169
Brazil	2,996,485	-	-	2,996,485
Canada	2,426,832	-	-	2,426,832
Chile	1,125,517	-	-	1,125,517
China	486,619	-	-	486,619
Cyprus	559,601	-	-	559,601
Hong Kong	5,406,134	-	-	5,406,134
India	5,315,334	-	-	5,315,334
Indonesia	4,761,298	-	-	4,761,298
Japan	901,088	-	-	901,088
Norway	1,372,473	-	-	1,372,473
Russian Federation	2,645,867	-	-	2,645,867
South Korea	1,415,971	-	-	1,415,971
Spain	1,407,747	-	-	1,407,747
Switzerland	2,983,490	-	-	2,983,490
United Kingdom	1,386,000	-	-	1,386,000
United States	1,438,258	-	-	1,438,258
Preferred Stock
United States	-	-	26,236	26,236
Private Equity Funds
India	-	-	54,921	54,921
United States	-	-	2,667,002	2,667,002
Investment Companies	-	977,625	981,739	1,959,364
Total Investments At Value	$37,987,883	$977,625	$3,729,898	$42,695,406
Other Financial Instruments**
Forward Currency Contracts	-	7,689	-	7,689
Total Assets	$37,987,883	$985,314	$3,729,898	$42,703,095
Liabilities
Other Financial Instruments**
Forward Currency Contracts	-	(267,928)	-	(267,928)
Total Liabilities	$-	$(267,928)	$-	$(267,928)

**Other Financial Instruments are derivatives not reflected in the Schedule of Investments, such as forward currency contracts, which are valued at the unrealized appreciation/depreciation at year end.

See Notes to Financial Statements.	10

BECK, MACK & OLIVER INTERNATIONAL FUND SCHEDULE OF INVESTMENTS MARCH 31, 2016

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Common Stock	Preferred Stock	Private Equity Funds	Investment Companies
Balance as of 03/31/15	$118,432	$181,625	$4,176,936	$703,137
Purchases	-	-	225,000	357,874
Transfers In			54,921
Sales	-	-	(2,446,688)	-
Realized gain	-	-	71,688	-
Change in Unrealized Appreciation / (Depreciation)	(118,432)	(155,389)	640,066	(79,272)
Balance as of 03/31/16	$-	$26,236	$2,721,923	$981,739
Net change in unrealized appreciation / (depreciation) from investments held as of 03/31/16***	$(118,432)	$(155,389)	$681,321	$(79,272)
*** The change in unrealized appreciation (depreciation) is included in net change in unrealized appreciation (depreciation) of investments in the accompanying Statement of Operations.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1 and Level 2 for the year ended March 31, 2016.
Significant unobservable valuation inputs for material Level 3 investments as of March 31, 2016, are as follows:
Investments in Securities	Fair Value at 3/31/16	Valuation Technique(s)	Unobservable Input	Range as of 3/31/16	Weighted Average as of 3/31/16
Private Equity Funds – United States
Brightwood Switch SPV, LP	$2,667,002	Market Comparables	EV/EBITDA Multiple(1)	14.00x – 14.50x NFY EBITDA projection of $106.4mm (or EV of $1,761.8mm - $1,824.7mm and equity value of $1,466.8mm – $1,529.7mm)	Not applicable.

(1) Significant unobservable inputs used in the fair value measurement included enterprise value (EV) to earnings before interest, taxes, depreciation and amortization (EBITDA) ratio. A significant change in the EV/EBITDA Multiple ratio may result in a similar significant change in the fair value measurement.

See Notes to Financial Statements.	11

BECK, MACK & OLIVER INTERNATIONAL FUND STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2016

ASSETS
Investments in unaffiliated issuers, at value (Cost $39,128,501)	$40,028,404
Investments in affiliated issuers, at value (Cost $1,200,000)	2,667,002
Total investments, at value (Cost $40,328,501)	42,695,406
Cash	5,531,299
Foreign currency (Cost $12,591)	12,591
Receivables:
Fund shares sold	23
Investment securities sold	240,833
Dividends and interest	159,029
Unrealized gain on forward currency contracts	7,689
Prepaid expenses	12,311
Total Assets	48,659,181

LIABILITIES
Unrealized loss on forward currency contracts	267,928
Payables:
Investment securities purchased	1,199,252
Fund shares redeemed	28,339
Foreign capital gains tax payable	4,325
Accrued Liabilities:
Investment adviser fees	15,322
Trustees' fees and expenses	10
Fund services fees	14,576
Other expenses	33,827
Total Liabilities	1,563,579

NET ASSETS	$47,095,602

COMPONENTS OF NET ASSETS
Paid-in capital	$49,519,963
Undistributed net investment income	105,937
Accumulated net realized loss	(4,631,889)
Net unrealized appreciation	2,101,591
NET ASSETS	$47,095,602
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	3,016,077
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$15.61
* Shares redeemed or exchanged within 60 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.	12

BECK, MACK & OLIVER INTERNATIONAL FUND STATEMENT OF OPERATIONS YEAR ENDED MARCH 31, 2016

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $88,875)	$1,174,573
Interest income	23,704
Total Investment Income	1,198,277

EXPENSES
Investment adviser fees	834,034
Fund services fees	171,466
Custodian fees	55,791
Registration fees	18,007
Professional fees	47,517
Trustees' fees and expenses	5,167
Miscellaneous expenses	54,509
Total Expenses	1,186,491
Fees waived and expenses reimbursed	(352,456)
Net Expenses	834,035

NET INVESTMENT INCOME	364,242

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments (net of deferred foreign capital gains tax $290,921)	901,514
Foreign currency transactions	751,115
Net realized gain	1,652,629
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(4,042,816)
Investments in affiliated issuers	732,478
Deferred foreign capital gains taxes	(4,325)
Foreign currency translations	(675,303)
Net change in unrealized appreciation (depreciation)	(3,989,966)
NET REALIZED AND UNREALIZED LOSS	(2,337,337)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,973,095)

See Notes to Financial Statements.	13

BECK, MACK & OLIVER INTERNATIONAL FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Years Ended March 31,
	2016	2015
OPERATIONS
Net investment income	$364,242	$721,775
Net realized gain	1,652,629	2,083,879
Net change in unrealized appreciation (depreciation)	(3,989,966)	(3,407,173)
Decrease in Net Assets Resulting from Operations	(1,973,095)	(601,519)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(3,336,081)	(2,243,220)
Net realized gain	-	(3,408,108)
Total Distributions to Shareholders	(3,336,081)	(5,651,328)

CAPITAL SHARE TRANSACTIONS
Sale of shares	549,747	2,060,983
Reinvestment of distributions	1,905,297	4,197,916
Redemption of shares	(18,576,494)	(23,378,871)
Redemption fees	134	1,286
Decrease in Net Assets from Capital Share Transactions	(16,121,316)	(17,118,686)
Decrease in Net Assets	(21,430,492)	(23,371,533)

NET ASSETS
Beginning of Year	68,526,094	91,897,627
End of Year (Including line (a))	$47,095,602	$68,526,094

SHARE TRANSACTIONS
Sale of shares	32,491	112,264
Reinvestment of distributions	123,801	243,911
Redemption of shares	(1,127,189)	(1,336,289)
Decrease in Shares	(970,897)	(980,114)

(a) Undistributed net investment income	$105,937	$2,356,384

See Notes to Financial Statements.	14

BECK, MACK & OLIVER INTERNATIONAL FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.
	For the Years Ended March 31,
	2016	2015	2014	2013	2012
NET ASSET VALUE, Beginning of Year	$17.19	$18.50	$20.73	$18.88	$20.28
INVESTMENT OPERATIONS
Net investment income (a)	0.11	0.15	0.18	0.13	0.16
Net realized and unrealized gain (loss)	(0.61)	(0.23)	(0.30)	2.36	(0.89)
Total from Investment Operations	(0.50)	(0.08)	(0.12)	2.49	(0.73)
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(1.08)	(0.48)	(1.46)	—	(0.64)
Net realized gain	—	(0.75)	(0.65)	(0.64)	(0.03)
Total Distributions to Shareholders	(1.08)	(1.23)	(2.11)	(0.64)	(0.67)
REDEMPTION FEES (a)	— (b)	— (b)	— (b)	— (b)	— (b)
NET ASSET VALUE, End of Year	$15.61	$17.19	$18.50	$20.73	$18.88
TOTAL RETURN	(2.84)%	(0.32)%	(0.54)%	13.35%	(3.20)%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$47,096	$68,526	$91,898	$101,861	$93,188
Ratios to Average Net Assets:
Net investment income	0.66%	0.84%	0.90%	0.66%	0.87%
Net expenses	1.50%	1.50%	1.41%	1.25%	1.25%
Gross expenses (c)	2.14%	1.90%	1.90%	1.88%	1.90%
PORTFOLIO TURNOVER RATE	38%	52%	39%	67%	101%

(a)	Calculated based on average shares outstanding during each year.
(b)	Less than $0.01 per share.
(c)	Reflects the expense ratio excluding any waivers and/or reimbursements.
See Notes to Financial Statements.	15

BECK, MACK & OLIVER PARTNERS FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2016

Dear Fellow Shareholder:

The Beck, Mack & Oliver Partners Fund (the "Partners Fund") returned -12.05%, net of fees and expenses for the fiscal year ended March 31, 2016 (the "Fiscal Year"), resulting in a net asset value of $8.98.  By comparison, the S&P 500 Index, which is the Partners Fund's principal benchmark, returned +1.78%, while the Russell 1000 Index returned +0.50%, the Russell 1000 Value Index returned -1.54%, and the Russell 2000 Index returned -9.76%.  Since its December 1, 2009, reorganization from a limited partnership, the Partners Fund has returned +6.55% annualized versus +12.63% annualized for the S&P 500 Index.  For a longer-term perspective, the Partners Fund's annualized total returns for the periods ending March 31, 2016, were as follows:
Average Annual Total Return as of 03/31/16	One Year	Three Years	Five Years	Since 12/01/2009 Reorg*	Ten Years
Beck, Mack & Oliver Partners Fund	-12.05%	-3.45%	+2.94%	+6.55%	+2.39%
S&P 500 Index	+1.78%	+11.82%	+11.58%	+12.63%	+7.01%

(Performance data quoted represents past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the current prospectus, the Partners Fund's annual operating expense ratio (gross) is 1.29%. However, the Partners Fund's adviser has agreed to contractually waive its fees and/or reimburse expenses to limit total operating expenses to 1.00% through at least July 31, 2016; otherwise performance shown would have been lower. For the most recent month-end performance, please call (800) 943-6786. Returns greater than one year are annualized.)
*Excludes performance prior to the Partners Fund's reorganization from a limited partnership. See important risks and disclosures regarding performance on page 19.
Performance and Portfolio Update

At the end of the Fiscal Year, the Partners Fund held 34 equity positions, with the ten largest positions representing 51.9% of net assets.  The largest sector exposures for the Partners Fund remained Financials (35.6%), Energy (18.3%), and Healthcare (16.4%).  Cash represented less than 1% of net assets.
During the Fiscal Year, the largest positive contributors to performance were Enstar Group Ltd. (+1.20%), Microsoft Corp. (+1.03%), and Alphabet, Inc. (+1.02%).  The largest negative contributors to performance were Devon Energy Corp. (-3.45%), PICO Holdings, Inc. (-1.25%), and QUALCOMM, Inc. (-1.17%).4

4 The contribution percentages refer to the percentage change in the security price with dividends reinvested during the Fiscal Year (except where the position was initiated or fully exited during the Fiscal Year) multiplied by the percentage of total investments that the security represents within the portfolio.

16

BECK, MACK & OLIVER PARTNERS FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2016

The following table indicates the new positions that were initiated and the positions that were exited between September 30, 2015, and the end of the Fiscal Year:
New Positions Established	Portfolio Positions Eliminated
Gilead Sciences, Inc.	Baxalta, Inc.
Level 3 Communications, Inc.	Brookfield Asset Management, Inc.
Liberty Global PLC	Encana Corp.
PICO Holdings, Inc.
RenaissanceRe Holdings, Ltd.

Gilead Sciences ("Gilead") is a leading biotechnology company that dominates the markets for HIV and Hepatitis C and has a robust pipeline in liver diseases, oncology, and inflammatory diseases.  We initiated a position when the stock was trading at approximately 7x forward earnings, which was less than half the market multiple.  We believe that this kind of valuation implies an overly bearish outlook for the company's Hepatitis C franchise in particular and zero value for its pipeline.  While Gilead's Hepatitis C franchise will certainly decline over time (given that its drugs cure most patients who are on treatment), we believe that the decline will proceed more modestly than the market assumes and, more importantly, that there is substantial unrecognized value in the company's pipeline that will be unlocked over the next several years.  In the meantime, Gilead is generating an enormous amount of free cash flow (with more than $4bn of net cash on its balance sheet), of which it is consistently returning a meaningful portion to shareholders in the form of dividends and share repurchases.  This cash balance and ongoing free cash flow generation may also be used for acquisitions, which we would welcome given the management team's excellent acquisition track record over a long period of time.
Level 3 Communications ("Level 3") operates one of the largest fiber optic networks in the world and provides telecommunication services to large corporate enterprises.  Following the overbuilding in the telecommunications sector during the late 1990s and early 2000s, for several years Level 3 operated under a heavy debt load and generated negative free cash flow.  The company completed two transformative acquisitions in the last five years that have augmented its network and service capabilities and that have delevered the balance sheet.  Today, Level 3 generates significant free cash flow and has the balance sheet flexibility to pursue additional acquisitions and/or to return capital to shareholders.  The company has an attractive competitive position where it is consistently taking share from the large incumbents, particularly AT&T Inc. and Verizon Communications Inc., which tend to be much more focused on their wireless than on their wireline businesses.  Furthermore, Level 3 enjoys strong operating leverage such that new revenue has converted to profits and cash flow at a high rate.
Liberty Global plc ("Liberty") is a leading cable company whose assets are primarily in Europe, including the United Kingdom, Germany, the Netherlands, and Belgium.  Liberty's Chairman is John Malone, who is arguably the most successful investor ever in the cable industry, and we believe that the Chief Executive Officer, Michael Fries, has done an excellent job growing the company and creating value over the last several years.  Liberty has grown both through acquisitions and organically and has consistently achieved very high returns on capital.  The company generates strong free cash flow and routinely repurchases a significant amount of stock.  We believe that this is a high-quality business with an attractive financial profile in an industry with high barriers to entry and we were able to initiate a position at a compelling valuation.
We sold Baxalta Inc. after the company announced that it would be acquired by Shire PLC.  The sales of Encana Corp., RenaissanceRe Holdings Ltd., and Brookfield Asset Management Inc. ("Brookfield") collectively reduced the Partners Fund's exposure to Financials and Energy, which were and remain the Partners Fund's largest sector exposures.  In addition, we sold Brookfield in part because we believe that the company's financial performance is likely to come under some pressure as interest
17

BECK, MACK & OLIVER PARTNERS FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2016

rates increase, whereas virtually all of our remaining positions in the Financials sector should benefit from rising interest rates.  With respect to PICO Holdings Ltd., we re-underwrote the investment opportunity following the Partners Fund's management change that was announced in the most recent shareholder letter and concluded that the risk/reward opportunity was not sufficiently attractive relative to our other opportunities.
Outlook
The last 12 months have presented a challenging investing environment.  While the S&P 500 Index was up modestly over that time (+1.78%), this performance was disproportionately affected by the strong performance of a handful of high-growth, mostly technology-related stocks such as Netflix Inc. and Amazon.com, Inc.  Indeed, the Russell 2000 Index, which is a much broader market measure, returned -9.76% during the Fiscal Year.  In addition, the market underwent fairly violent declines during August and September of 2015 as well as during January and February of 2016.  These declines were fueled by various concerns, including: (i) an unexplained growth slowdown and exchange rate volatility in China; (ii) the pace of economic growth and monetary policy in the United States; (iii) a severe downturn in the energy industry that saw the price of oil decline from over $100 in mid-2014 to below $30 earlier this year; and (iv) the health of the European banking system.  To put some of this into context, while the S&P 500 Index returned +1.35% in the first quarter of calendar 2016, it was down as much as 11.21% in early February and was up only 1.99% on its highs.  In other words, the broader market spent most of the first quarter in fairly meaningful negative territory.
Despite these challenging conditions, we believe that the Partners Fund's current portfolio comprises high-quality companies that will perform well in a variety of economic and financial market scenarios.  Although the Partners Fund continues to be overweight certain sectors—notably Financials and Energy—we have repositioned our holdings in these sectors in order to reduce portfolio risk while maintaining meaningful upside potential.  In particular, as it relates to the Energy sector, we have exited or reduced positions whose prospective outperformance was overly reliant on a significantly higher oil price and we have concentrated our sector exposure on higher-quality companies with lower financial leverage.  Having said that, we continue to believe that the imbalances in the oil market will correct over time as demand for carbon fuels grows and production growth is limited by lower spending on the part of energy companies.  And while our Financials exposure continues to be overweight, we continuously re-underwrite our sector risk and retain high conviction in each individual position.  Though our Financials holdings would likely outperform in a rising interest rate environment, we have not assumed higher interest rates in any of our investment underwriting—hence, we believe that the companies we own have an opportunity to do well regardless of what happens to interest rates.  Furthermore, the new additions to the portfolio enhance the appreciation potential as it is our opinion that the growth of earnings and cash flow at these companies is not adequately reflected in current share prices.  We remain enthusiastic about the prospects for our companies.
Thank you for your continued support.
Yours sincerely,

Robert C. Beck
18

BECK, MACK & OLIVER PARTNERS FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2016

IMPORTANT RISKS AND DISCLOSURE:
There is no assurance that the Partners Fund will achieve its investment objective. An investment in the Partners Fund is subject to risk, including the possible loss of principal amount invested. The risks associated with the Partners Fund include: equity and convertible securities risk, foreign securities risk, management risk, debt securities risk, noninvestment grade securities risk, liquidity risk and non-diversification risk. The Partners Fund may invest in small and mid-sized capitalization companies, meaning that these companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.
The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the S&P 500 includes the reinvestment of dividends and income. The Russell 1000 Index, which measures the performance of a subset of the Russell 3000 Index, includes the 1,000 largest U.S. companies in terms of market capitalization based upon a combination of their market cap and current index membership. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Russell 2000 Index measures the performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market. The total return of the Partners Fund includes operating expenses that reduce returns, while the total returns of the S&P 500, Russell 1000 Index, Russell 2000 Index and Russell 1000 Value Index do not include expenses. The Partners Fund is professionally managed while the S&P 500, Russell 1000 Index, Russell 2000 Index and Russell 1000 Value Index are unmanaged and are not available for investment.
This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change. The views in this report were those of the Partners Fund managers as of March 31, 2016, and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Partners Fund and do not constitute investment advice.
On December 1, 2009, a limited partnership managed by the adviser reorganized into the Partners Fund. The predecessor limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Partners Fund. The Partners Fund's performance for the periods before December 1, 2009 is that of the limited partnership and includes the expenses of the limited partnership, which were lower than the Partners Fund's current expenses, except for 2008 where the expenses of the limited partnership were higher. The performance prior to December 1, 2009 is based on calculations that are different from the standardized method of calculations by the SEC. If the limited partnership's performance had been readjusted to reflect the estimated expenses of the Partners Fund for its first fiscal year, the performance would have been lower. The limited partnership was not registered under the Investment Company Act of 1940, as amended ("1940 Act") and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended, which, if applicable, may have adversely affected its performance.
19

BECK, MACK & OLIVER PARTNERS FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) MARCH 31, 2016

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Beck, Mack & Oliver Partners Fund (the "Fund") compared with the performance of the primary benchmark, S&P 500 Index (the "S&P 500"), and the secondary benchmark, Russell 1000® Index (the "Russell 1000") over the past 10 fiscal years. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The Russell 1000 Index is an unmanaged index which measures the performance of a subset of the Russell 3000® Index and includes the 1,000 largest U.S. companies in terms of market capitalization based upon a combination of their market cap and current index membership. The total returns of both the S&P 500 and Russell 1000 include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total returns of the S&P 500 and Russell 1000 do not include expenses. The Fund is professionally managed while the S&P 500 and Russell 1000 are unmanaged and are not available for investment.
Comparison of a $10,000 Investment
Beck, Mack & Oliver Partners Fund vs. S&P 500 Index and Russell 1000 Index

Average Annual Total Returns for Periods Ended March 31, 2016:	One Year	Five Years	Ten Years
Beck, Mack & Oliver Partners Fund	-12.05%	2.94%	2.39%
S&P 500 Index	1.78%	11.58%	7.01%
Russell 1000 Index	0.50%	11.35%	7.06%
Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (800) 943-6786. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the Fund's current prospectus, the annual operating expense ratio (gross) is 1.29%. However, the Fund's adviser has contractually agreed to reduce a portion of its fees and reimburse expenses to limit total operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.00%, through at least July 31, 2016. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

20

BECK, MACK & OLIVER PARTNERS FUND PORTFOLIO PROFILE (Unaudited) MARCH 31, 2016

See Notes to Financial Statements.	21

BECK, MACK & OLIVER PARTNERS FUND SCHEDULE OF INVESTMENTS MARCH 31, 2016

Shares	Security Description	Value

Common Stock - 99.6%
Consumer Discretionary - 1.1%
9,600	Liberty Global PLC, Class A (a)	$369,600
Consumer Staples - 3.7%
5,600	Anheuser-Busch InBev NV, ADR	698,096
70,000	Crimson Wine Group, Ltd. (a)	586,600
		1,284,696
Energy - 18.3%
55,000	Devon Energy Corp.	1,509,200
126,800	Matador Resources Co. (a)	2,404,128
98,650	San Juan Basin Royalty Trust	508,048
26,000	Schlumberger, Ltd.	1,917,500
		6,338,876
Financials - 35.6%
8,000	American Express Co.	491,200
78,000	Apollo Global Management, LLC	1,335,360
63,000	Boulevard Acquisition Corp. II (a)	626,850
8,000	Credit Acceptance Corp. (a)	1,452,400
20,900	Enstar Group, Ltd. (a)	3,397,922
28,080	Homefed Corp. (a)	940,680
22,000	JPMorgan Chase & Co.	1,302,840
37,000	Leucadia National Corp.	598,290
58,000	The Blackstone Group LP	1,626,900
13,500	U.S. Bancorp	547,965
		12,320,407
Healthcare - 16.4%
16,500	Abbott Laboratories	690,195
17,300	Baxter International, Inc.	710,684
5,700	Gilead Sciences, Inc.	523,602
67,000	Grifols SA, ADR	1,036,490
6,300	Laboratory Corp. of America Holdings (a)	737,919
19,600	Merck & Co., Inc.	1,037,036
7,000	Waters Corp. (a)	923,440
		5,659,366
Industrials - 15.2%
30,000	Chicago Bridge & Iron Co. NV	1,097,700
22,300	Dover Corp.	1,434,559
27,300	Fluor Corp.	1,466,010
6,900	Roper Technologies, Inc.	1,261,113
		5,259,382
Materials - 1.4%
75,350	AgroFresh Solutions, Inc. (a)	482,240
Technology - 6.9%
1,875	Alphabet, Inc., Class C (a)	1,396,781
11,550	Microsoft Corp.	637,907
6,700	QUALCOMM, Inc.	342,638
		2,377,326

Telecommunication Services - 1.0%
7,000	Level 3 Communications, Inc. (a)	369,950
Total Common Stock (Cost $34,583,068)		34,461,843

Shares	Security Description	Strike Price	Exp. Date	Value

Warrant - 0.2%
75,675	AgroFresh Solutions, Inc. (a) (Cost $171,744)	$11.50	02/19/19	71,891

Total Investments - 99.8% (Cost $34,754,812)*	$34,533,734
Other Assets & Liabilities, Net – 0.2%	53,324
Net Assets – 100.0%	$34,587,058
ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
(a)	Non-income producing security.

*  Cost for federal income tax purposes is $34,759,273 and net unrealized depreciation consists of:
Gross Unrealized Appreciation	$4,809,180
Gross Unrealized Depreciation	(5,034,719)
Net Unrealized Depreciation	$(225,539)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
The following is a summary of the inputs used to value the Fund's investments as of March 31, 2016.
Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$34,533,734
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$34,533,734

The Level 1 value displayed in this table includes Common Stock and a Warrant. Refer to this Schedule of Investments for a further breakout of each security by industry.
The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended March 31, 2016.
See Notes to Financial Statements.	22

BECK, MACK & OLIVER PARTNERS FUND STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2016

ASSETS
. Total investments, at value (Cost $34,754,812)	$34,533,734
Cash	4,166
Receivables:
Fund shares sold	30,202
Investment securities sold	370,861
Dividends and interest	36,786
From investment adviser	21,648
Prepaid expenses	10,251
Total Assets	35,007,648

LIABILITIES
Payables:
Investment securities purchased	364,207
Fund shares redeemed	16,536
Accrued Liabilities:
Fund services fees	14,452
Other expenses	25,395
Total Liabilities	420,590

NET ASSETS	$34,587,058

COMPONENTS OF NET ASSETS
Paid-in capital	$52,982,779
Undistributed net investment income	361,254
Accumulated net realized loss	(18,535,897)
Net unrealized depreciation	(221,078)
NET ASSETS	$34,587,058
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	3,852,952
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$8.98
* Shares redeemed or exchanged within 60 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.	23

BECK, MACK & OLIVER PARTNERS FUND STATEMENT OF OPERATIONS YEAR ENDED MARCH 31, 2016

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $25,237)	$1,509,639
Interest income	3,017
Total Investment Income	1,512,656

EXPENSES
Investment adviser fees	808,393
Fund services fees	181,806
Custodian fees	18,239
Registration fees	18,448
Professional fees	45,831
Trustees' fees and expenses	7,795
Miscellaneous expenses	81,585
Total Expenses	1,162,097
Fees waived and expenses reimbursed	(353,590)
Net Expenses	808,507

NET INVESTMENT INCOME	704,149

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on investments	(17,482,150)
Net change in unrealized appreciation (depreciation) on investments	5,135,296
NET REALIZED AND UNREALIZED LOSS	(12,346,854)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(11,642,705)

See Notes to Financial Statements.	24

BECK, MACK & OLIVER PARTNERS FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Years Ended March 31,
	2016	2015
OPERATIONS
Net investment income	$704,149	$1,307,383
Net realized gain (loss)	(17,482,150)	10,236,961
Net change in unrealized appreciation (depreciation)	5,135,296	(30,443,038)
Decrease in Net Assets Resulting from Operations	(11,642,705)	(18,898,694)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(308,291)	(1,055,791)
Net realized gain	(8,634,822)	(8,726,643)
Total Distributions to Shareholders	(8,943,113)	(9,782,434)

CAPITAL SHARE TRANSACTIONS
Sale of shares	8,076,597	30,493,828
Reinvestment of distributions	8,468,833	9,627,400
Redemption of shares	(85,479,991)	(73,661,982)
Redemption fees	5,404	9,033
Decrease in Net Assets from Capital Share Transactions	(68,929,157)	(33,531,721)
Decrease in Net Assets	(89,514,975)	(62,212,849)

NET ASSETS
Beginning of Year	124,102,033	186,314,882
End of Year (Including line (a))	$34,587,058	$124,102,033

SHARE TRANSACTIONS
Sale of shares	659,088	2,139,854
Reinvestment of distributions	924,898	776,465
Redemption of shares	(7,719,226)	(5,502,700)
Decrease in Shares	(6,135,240)	(2,586,381)

(a) Undistributed net investment income	$361,254	$308,281

See Notes to Financial Statements.	25

BECK, MACK & OLIVER PARTNERS FUND FINANCIAL HIGHLIGHTS
These financial highlights reflect selected data for a share outstanding throughout each year.
	For the Years Ended March 31,
	2016	2015	2014	2013	2012
NET ASSET VALUE, Beginning of Year	$12.42	$14.82	$13.76	$12.16	$12.53
INVESTMENT OPERATIONS
Net investment income (a)	0.10	0.11	0.04	0.06	0.08
Net realized and unrealized gain (loss)	(1.57)	(1.70)	1.91	1.97	0.95
Total from Investment Operations	(1.47)	(1.59)	1.95	2.03	1.03
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(0.07)	(0.09)	(0.03)	(0.05)	(0.06)
Net realized gain	(1.90)	(0.72)	(0.86)	(0.38)	(1.34)
Total Distributions to Shareholders	(1.97)	(0.81)	(0.89)	(0.43)	(1.40)
REDEMPTION FEES (a)	— (b)	— (b)	— (b)	— (b)	— (b)
NET ASSET VALUE, End of Year	$8.98	$12.42	$14.82	$13.76	$12.16
TOTAL RETURN	(12.05)%	(10.70)%	14.59%	16.97%	9.82%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$34,587	$124,102	$186,315	$116,038	$47,057
Ratios to Average Net Assets:
Net investment income	0.87%	0.75%	0.31%	0.46%	0.68%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Gross expenses (c)	1.44%	1.29%	1.29%	1.42%	1.80%
PORTFOLIO TURNOVER RATE	50%	41%	32%	37%	67%

(a)	Calculated based on average shares outstanding during each year.
(b)	Less than $0.01 per share.
(c)	Reflects the expense ratio excluding any waivers and/or reimbursements.
See Notes to Financial Statements.	26

BECK, MACK & OLIVER FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2016

Note 1. Organization
Beck, Mack & Oliver International Fund and Beck, Mack & Oliver Partners Fund (individually, a "Fund" and, collectively the "Funds") are diversified and non-diversified portfolios of Forum Funds (the "Trust"), respectively. The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the "Act"), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value. Beck, Mack & Oliver International Fund commenced operations on December 8, 1993, and seeks capital appreciation by investing primarily in a portfolio of common stock and securities convertible into common stock. Effective August 1, 2014, Beck Mack & Oliver Global Fund was renamed Beck, Mack & Oliver International Fund. From June 24, 2009 through August 1, 2012, the Beck Mack & Oliver International Fund was named Beck Mack & Oliver Global Equity Fund.  Prior to June 24, 2009, Beck, Mack & Oliver International Fund was named Austin Global Equity Fund.  Beck, Mack & Oliver Partners Fund commenced operations on December 1, 2009, after it acquired the net assets of BMO Partners Fund, L.P. (the "Partnership"), in exchange for Fund shares. The Partnership commenced operations in 1991.  Beck, Mack & Oliver Partners Fund seeks long-term capital appreciation consistent with the preservation of capital.
Note 2. Summary of Significant Accounting Policies
These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:
Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange-traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Forward currency contracts are generally valued at the mean of bid and ask prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Exchange-traded options for which the last quoted sale price is outside the closing bid and ask price, will be valued at the mean of the closing bid and ask price. Shares of open-end mutual funds are valued at net asset value ("NAV"). Interests in private investments will generally be subject to fair valuation. Short-term investments that mature in 60 days or less may be valued at amortized cost.
Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust's Valuation Committee, as defined in each Fund's registration statement, performs certain functions as they relate to the administration and oversight of each Fund's valuation procedures. Under these

27

BECK, MACK & OLIVER FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2016

procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.
Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.
Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of each Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1 — quoted prices in active markets for identical assets and liabilities
Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments)
The aggregate value by input level, as of March 31, 2016, for each Fund's investments is included in each Fund's schedule of investments.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after each Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
28

BECK, MACK & OLIVER FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2016

Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund's foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of net asset value. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its net asset value.
Purchased Options – When a fund purchases an option, an amount equal to the premium paid by the fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if the fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.
Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.
Federal Taxes – Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code") and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of March 31, 2016, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
29

BECK, MACK & OLIVER FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2016

Redemption Fees – A shareholder who redeems or exchanges shares within 60 days of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to each Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.
Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund's maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
Note 3. Fees and Expenses
Investment Adviser – Beck, Mack & Oliver LLC (the "Adviser") is the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 1.50% and 1.00% of the average daily net assets of Beck, Mack & Oliver International Fund and Beck, Mack & Oliver Partners Fund, respectively.
Distribution – Foreside Fund Services, LLC serves as each Fund's distributor (the "Distributor"). The Funds do not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Funds for its distribution (12b-1) services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") or their affiliates.
Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.
Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $50,000 for service to the Trust ($66,000 for the Chairman), and the Audit Committee Chairman and Vice Chairman receive an additional $6,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees' fees attributable to each Fund is disclosed in the Statements of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.
Note 4. Expense Reimbursement and Fees Waived
The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses to limit total annual operating expenses to 1.50% and 1.00% of average daily net assets through at least July 31, 2016, of Beck, Mack &

30

BECK, MACK & OLIVER FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2016

Oliver International Fund and Beck, Mack & Oliver Partners Fund, respectively. For the year ended March 31, 2016, fees waived were as follows:
Investment Adviser Fees Waived
Beck, Mack & Oliver International Fund	$352,456
Beck, Mack & Oliver Partners Fund	353,590

Note 5. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended March 31, 2016, were as follows:

	Purchases	Sales
Beck, Mack & Oliver International Fund	$18,496,370	$28,854,725
Beck, Mack & Oliver Partners Fund	38,792,254	116,024,463

Note 6. Summary of Derivative Activity
The volume of open derivative positions may vary on a daily basis as Beck, Mack & Oliver International Fund transacts derivative contracts in order to achieve the exposure desired by the Adviser. The notional value of activity for the year ended March 31, 2016, for any derivative type that was held during the period is as follows:
Forward Currency Contracts	$ 44,608,957

Beck, Mack & Oliver International Fund's use of derivatives during the year ended March 31, 2016, was limited to forward currency contracts.
Following is a summary of the effect of derivatives on the Statement of Assets and Liabilities as of March 31, 2016:
Beck, Mack & Oliver International Fund
Location:	Forward Currency Contracts
Asset derivatives:
Unrealized gain on forward currency contracts	$7,689
Liability derivatives:
Unrealized loss on forward currency contracts	(267,928)
31

BECK, MACK & OLIVER FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2016

Realized and unrealized gains and losses on derivatives contracts during the year ended March 31, 2016, by Beck, Mack & Oliver International Fund are recorded in the following locations on the Statement of Operations:
Beck, Mack & Oliver International Fund
Location:	Forward Currency Contracts
Net realized gain (loss) on:
Foreign currency transactions	$748,432

Net change in unrealized appreciation (depreciation) on:
Foreign currency translations	$(675,675)

Asset (Liability) amounts shown in the table below represent amounts for derivative related investments at March 31, 2016. These amounts may be collateralized by cash or financial instruments.
	Gross Asset (Liability) as Presented in the Statements of Assets and Liabilities	Financial Instruments (Received) Pledged**	Cash Collateral (Received) Pledged**	Net Amount
Beck, Mack & Oliver International Fund
Assets:
Over-the-counter derivatives*	$7,689	$-	$-	$7,689
Liabilities:
Over-the-counter derivatives*	(267,928)	-	267,928	-

*	Over-the-counter derivatives may consist of forward currency contracts. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation), see the Schedule of Investments.
**	The actual financial instruments and cash collateral (received) pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statements of Assets and Liabilities.

Note 7. Federal Income Tax
Distributions during the fiscal years as noted were characterized for tax purposes as follows:
	Ordinary Income	Long Term Capital Gain	Total
Beck, Mack & Oliver International Fund
2016	$3,336,081	$-	$3,336,081
2015	2,243,220	3,408,108	5,651,328
Beck, Mack & Oliver Partners Fund
2016	2,001,657	6,941,456	8,943,113
2015	3,730,592	6,051,842	9,782,434

32

BECK, MACK & OLIVER FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2016

As of March 31, 2016, distributable earnings (accumulated loss) on a tax basis were as follows:
	Undistributed Ordinary Income	Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total
Beck, Mack & Oliver International Fund	$211,886	$(4,531,815)	$1,895,568	$(2,424,361)
Beck, Mack & Oliver Partners Fund	361,254	(18,531,436)	(225,539)	(18,395,721)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to partnerships, currency contracts and investments in passive foreign investment companies in the Beck, Mack & Oliver International Fund and in partnerships, grantor trusts and wash sales in the Beck, Mack & Oliver Partners Fund.
On the Statements of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2016. The following reclassifications were the result of currency gain/loss reclassifications, partnerships, foreign tax reclassifications and investments in passive foreign investment companies in the Beck, Mack & Oliver International Fund and grantor trusts and reclassification of distributions in the Beck, Mack & Oliver Partners Fund and have no impact on the net assets of each Fund.

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in-Capital
Beck, Mack & Oliver International Fund	$721,392	$(720,889)	$(503)
Beck, Mack & Oliver Partners Fund	(342,885)	342,885	-

Beck, Mack & Oliver International Fund has $4,531,815 of available long-term capital loss carryforwards that have no expiration date. Beck, Mack & Oliver Partners Fund has $5,096,994 of available short-term capital loss carryforwards and $13,434,442 of available long-term capital loss carryforwards that have no expiration date.
Note 8. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and each Fund has had no such events.
33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Beck, Mack & Oliver International Fund
and Beck, Mack & Oliver Partners Fund
and the Board of Trustees of Forum Funds

We have audited the accompanying statements of assets and liabilities of the Beck, Mack & Oliver International Fund and Beck, Mack & Oliver Partners Fund (the "Funds"), each a series of shares of beneficial interest in the Forum Funds, including the schedules of investments, as of March 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2016 by correspondence with the custodian, counterparties, brokers or by other appropriate auditing procedures where replies from brokers were not received, and investee companies. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Beck, Mack & Oliver International Fund and Beck, Mack & Oliver Partners Fund as of March 31, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.
BBD, LLP
Philadelphia, Pennsylvania
May 25, 2016
34

BECK, MACK & OLIVER FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2016

Investment Advisory Agreement Approval
At the March 23, 2016 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between the Adviser and the Trust pertaining to the Funds (the "Advisory Agreement"). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser to a due diligence questionnaire circulated on the Board's behalf concerning the Adviser's personnel, operations, financial condition, performance, and services provided by the Adviser. The Board also discussed the materials with Fund counsel and, as necessary, with the Trust's administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from the Adviser, and was assisted by the advice of Trustee counsel.
At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services provided to the Funds by the Adviser, including information on the investment performance of the Funds and the Adviser; (2) the costs of the services provided and profitability to the Adviser with respect to its relationship with the Funds; (3) the advisory fee and total expense ratio of each Fund compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Funds grow and whether the advisory fees enable each Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Funds.
Nature, Extent and Quality of Services
Based on written materials received, a presentation from senior representatives of the Adviser, and a discussion with the Adviser about the Adviser's personnel, operations and financial condition and discussions with the Trust's CCO regarding the Adviser, the Board considered the quality of services provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal investment responsibility for each Fund's investments as well as the investment philosophy and decision-making processes of the Adviser and the capability and integrity of the Adviser's senior management and staff.
The Board considered also the adequacy of the Adviser's resources and the Adviser's effort to enhance its compliance procedures. The Board noted the Adviser's representation that the firm is in stable financial condition and that the firm's financial condition would not impair its ability to provide high-quality advisory services to the Funds. Based on the presentation and the materials provided by the Adviser in connection with the Board's consideration of the renewal of the Advisory Agreement, the Board concluded that, overall, it was satisfied with the nature, extent, and quality of services provided to the Funds under the Advisory Agreement.
Performance
In connection with a presentation by the Adviser regarding its approach to managing the Funds, the Board reviewed the performance of the Funds compared to their respective benchmarks. With respect to the Beck, Mack & Oliver International Fund ("International Fund"), the Board observed that the International Fund outperformed the MSCI ACWI ex US Index, its primary benchmark, for the one- and five-year periods ended December 31, 2015, and narrowly
35

BECK, MACK & OLIVER FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2016

underperformed its benchmark for the three- and ten-year periods ended December 31, 2015. The Board noted the Adviser's statement that the International Fund's underperformance for the three- and ten-year periods could be attributed, in part, to the effects of the Fund's larger-than-usual cash position during 2014 as a result of the Adviser implementing changes to the Fund's investment strategy and portfolio holdings, which provided a drag on performance that impacted the performance of the Fund in subsequent years. The Board also noted the Adviser's statement that the Fund's underperformance for the three- and ten-year periods could be attributed, in part, to the Fund's underexposure to certain developed markets that performed well during those periods. The Board noted, however, the Adviser's representation that the International Fund experienced interim periods of outperformance and that the Fund's portfolio remained well-positioned for current and projected market conditions.
With respect to the Beck, Mack & Oliver Partners Fund ("Partners Fund"), the Board observed that the Partners Fund underperformed the S&P 500 Index, its primary benchmark, and the Russell 1000 Index, its secondary benchmark, for the one-, three-, five-, and ten-year periods ended December 31, 2015. The Board noted the Adviser's representation that the Partners Fund's underperformance for the periods could be attributed, in part, to the effects on performance resulting from overexposure to the energy sector, which declined sharply during the past year, as well as the Partners Fund's underexposure to better-performing sectors of the S&P 500 Index during the past two years. The Board noted, however, the Adviser's statement that certain market sectors in which the Partners Fund remained substantially invested, such as the energy sector, were expected to rebound after being out of favor during 2015 and that the Adviser had taken certain remedial measures to improve performance, including replacing the portfolio manager to the Fund.
The Board also considered the Partners Fund's performance relative to a composite managed by the Adviser that measures the performance of twelve tax-exempt endowment fund accounts with investment criteria comparable to that of the Partners Fund ("Endowment Fund"). The Board observed that the Partners Fund's performance underperformed that of the Endowment Fund for the period ended December 31, 2015, and noted the Adviser's statement that the Partners Fund's underperformance relative to the Endowment Fund could be attributed, in part, to the specific stock allocation decisions made historically by the Partners Fund's previous portfolio manager and the other factors discussed above. The Board noted further that the underperformance of the Partners Fund versus the Endowment Fund contributed to the Adviser's decision to make changes to the personnel responsible for the day-to-day portfolio management of the Partners Fund during 2015. In addition, the Board noted the Adviser's statement that, over the long-term, including the period since the Partners Fund's inception, the Partners Fund's comparative performance had not been materially below that of the Endowment Fund.
The Board also reviewed each Fund's performance relative to an independent peer group prepared by Broadridge Financial Solutions, Inc. ("Broadridge"), noting that, based on the information provided by Broadridge, the International Fund outperformed the median of its Broadridge peers for the one-year period ended February 29, 2016, but had underperformed the median of its Broadridge peers for the three- and five-year periods ended February 29, 2016. Addressing the International Fund's underperformance relative to its Broadridge peers for the three- and five-year periods, the Adviser asserted that it does not view the funds in the peer group identified by Broadridge to be comparable to the International Fund and explained the basis for this assertion. Accordingly, the Board reviewed the International Fund's performance compared to a peer group of funds provided by the Adviser and intended to represent a meaningful comparison ("International Fund Peers"). The Board considered the Adviser's explanation as to why the performance of the International Fund Peers should be taken into account in evaluating the performance of the International Fund, and

36

BECK, MACK & OLIVER FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2016

considered the International Fund's performance relative to the International Fund Peers. In that regard, the Board noted that the International Fund had outperformed the median of the International Fund Peers for the one-year period ended December 31, 2015. In addition, the Board noted that, although the International Fund had underperformed the median of the International Fund Peers for the three- and five-year periods ended December 31, 2015, the International Fund's performance compared against the International Fund Peers was better than the International Fund's performance relative to the Broadridge peer group.
Finally, the Board observed that the International Fund had experienced periods of positive outperformance relative to its benchmark and Broadridge peer group, including the period since the Fund's inception and its 2016 year-to-date performance. Based on the foregoing, the Board determined that the International Fund's performance was reasonable and that the Fund's shareholders could benefit from the Adviser's management.
The Board also observed that the Partners Fund had underperformed the median of its peer group, as provided by Broadridge, for the one-, three-, and five-year periods ended February 29, 2016. The Adviser asserted that it does not view the funds in the peer group identified by Broadridge to be comparable to the Partners Fund and explained the basis for this assertion. Accordingly, the Board reviewed the Partners Fund's performance compared to a peer group of funds provided by the Adviser and intended to represent a meaningful comparison ("Partners Fund Peers"). The Board considered the Adviser's explanation as to why the performance of the Partners Fund Peers should be taken into account in evaluating the performance of the Partners Fund, and considered the Partners Fund's performance relative to the Partners Fund Peers. In that regard, the Board noted that the Partners Fund had underperformed the median of the Partners Fund Peers for the one-, three- and five-year periods ended December 31, 2015. In addition, the Board noted that, although the Partners Fund had underperformed the median of the Partners Fund Peers for the one-, three- and five-year periods ended December 31, 2015, the Partners Fund's performance compared against the Partners Fund Peers was better than the Partners Fund's performance relative to the Broadridge peer group. Finally, the Board observed that, historically, the Partners Fund had experienced certain periods of positive outperformance relative to its benchmark and Broadridge peer group, and that the Adviser had taken actions that were designed to, but needed time to, facilitate positive performance in the future.
Based on the foregoing, the Board determined that it was reasonable to expect improvement in the Partners Fund's future performance and that the Fund's shareholders could expect to benefit from recent changes in the Fund's portfolio management.
Compensation
The Board evaluated the Adviser's compensation for providing advisory services to the Funds and analyzed comparative information on actual advisory fee rates and actual total expenses of similar mutual funds in the respective Broadridge peer group. The Board observed that the Adviser's actual advisory fee rate and actual total expenses, each of which reflect waivers of the adviser's fee, for the International Fund were each higher than the median of its Broadridge peer group. The Board also observed that the Adviser's actual advisory fee rate and actual total expenses for the Partners Fund were each lower than the median of its Broadridge peer group. Based on the foregoing, the Board concluded that the Adviser's advisory fee rate charged to each Fund appeared to be within a reasonable range in light of the services it provides to each Fund.

37

BECK, MACK & OLIVER FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2016

Costs of Services and Profitability
The Board considered information provided by the Adviser regarding its costs of services and its profitability with respect to each Fund. In this regard, the Board considered the Adviser's resources devoted to each Fund, as well as the Adviser's discussion of the aggregate costs and profitability of its mutual fund activities, noting a reduction in revenues experienced by the Adviser as a result of a decrease in each Fund's assets under management. The Board noted the Adviser's representation that the Adviser does not conduct a formal, comprehensive cost allocation with respect to its mutual fund activities and separately managed accounts, but that the Adviser believed that the Funds were comparatively less profitable than its separately managed account activities. Based on these and other applicable considerations, the Board concluded that the Adviser's profits attributable to the management of each Fund were reasonable.
Economies of Scale
The Board evaluated whether either Fund would benefit from any economies of scale. In this respect, the Board considered the Adviser's statement that, although each Fund potentially could benefit from economies of scale were the Funds' assets to increase, because the Funds' assets had decreased significantly during the past year, the consideration of breakpoints was not appropriate at this time. In addition, the Board recognized that the Adviser is currently waiving a portion of its advisory fee for each Fund in order to maintain a cap on the Funds' total expenses. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in renewing the Advisory Agreement.
Other Benefits
The Board noted the Adviser's representation that, aside from its contractual advisory fees, it also benefits from its relationship with the Funds by using a portion of the brokerage commissions generated by the Funds to pay for third party research services and that such research augments the Adviser's internal research processes and benefits both the Funds and the Adviser's separately managed accounts. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Funds were not a material factor to consider in approving the continuation of the Advisory Agreement.
Conclusion
The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.
38

BECK, MACK & OLIVER FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2016

Proxy Voting Information
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund's portfolio is available, without charge and upon request, by calling (800) 943-6786 and on the U.S. Securities and Exchange Commission's (the "SEC") website at www.sec.gov. Each Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 943-6786 and on the SEC's website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Shareholder Expense Example
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2015, through March 31, 2016.
Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees and exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.
39

BECK, MACK & OLIVER FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2016

	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During Period *	Annualized Expense Ratio *
Beck, Mack & Oliver International Fund
Actual	$1,000.00	$1,057.75	$7.72	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.57	1.50%
Beck, Mack & Oliver Partners Fund
Actual	$1,000.00	$1,017.99	$5.04	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.05	1.00%

*
Expenses are equal to each Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 366 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Fiscal Year
For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Beck, Mack & Oliver International Fund designates 0.26% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 26.86% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Code.  The Beck, Mack & Oliver International Fund also designates 0.57% as qualified interest income exempt from U.S. tax for foreign shareholders (QII). The Beck, Mack & Oliver Partners Fund designates 50.30% of its income dividend distributed as DRD and 83.43% for QDI. The Beck, Mack & Oliver Partners Fund also designates 0.17% as QII and 84.60% as short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD).
Trustees and Officers of the Trust
The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. Each Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 943-6786.
40

BECK, MACK & OLIVER FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2016
Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003; formerly, Partner, Wolf, Block, Schorr and Solis-Cohen, LLP (law firm) 2002-2003; Partner, Thelen Reid & Priest LLP (law firm) 1995-2002.	26	None
Costas Azariadis Born: 1943	Trustee	Since 1989	Professor of Economics, Washington University since 2006.	26	None
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.	26	None
David Tucker Born: 1958	Trustee; Vice Chairman	Since 2011 (Vice Chairman since 2015)	Director, Blue Sky Experience (a charitable endeavor) since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm) 1998-2008.	48	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Interested Trustee
John Y. Keffer[2] Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Investment Advisors, LLC since 2011; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	48	Director, Wintergreen Fund, Inc.; Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Officers
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008.	N/A	N/A
Zachary Tackett Born: 1988	Vice President; Secretary; Anti-Money Laundering Compliance Officer	Since 2014	Associate Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008.	N/A	N/A
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
[1]The Fund Complex includes the Trust, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds and is overseen by different Boards of Trustees.
[2]Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

41

FOR MORE INFORMATION

Investment Adviser
Beck, Mack & Oliver LLC
360 Madison Ave, 18th Floor
New York, NY 10017
www.beckmack.com

Transfer Agent
Atlantic Fund Services, LLC
P.O. Box 588
Portland, ME 04112
www.altanticfundservices.com

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

Beck, Mack & Oliver International Fund
Beck, Mack & Oliver Partners Fund
P.O. Box 588
Portland, ME 04112
(800) 943-6786
www.beckmack.com

229-ANR-0316

LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND

LMCG GLOBAL MULTICAP FUND

Annual Report
March 31, 2016

LMCG Global Market Neutral Fund
A Message to Our Shareholders (Unaudited)	1
Performance Chart and Analysis (Unaudited)	3
Schedule of Investments	4
Schedule of Securities Sold Short	7
Notes to Schedules of Investments and Securities Sold Short	10
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16

LMCG Global MultiCap Fund
A Message to Our Shareholders (Unaudited)	18
Performance Chart and Analysis (Unaudited)	21
Schedule of Investments	22
Statement of Assets and Liabilities	26
Statement of Operations	27
Statements of Changes in Net Assets	28
Financial Highlights	29

Notes to Financial Statements	31
Report of Independent Registered Public Accounting Firm	36
Additional Information (Unaudited)	37

IMPORTANT INFORMATION
An investment in the LMCG Global Market Neutral Fund and the LMCG Global MultiCap Fund (the "Funds") is subject to risk, including the possible loss of principal. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. As a result of political or economic instability in foreign countries, there can be special risks associated with investing in foreign securities, including fluctuations in currency exchange rates, increased price volatility and difficulty obtaining information. In addition, emerging markets may present additional risk due to potential for greater economic and political instability in less developed countries.
Investing in a market neutral style may involve the use of short sales. There is no guarantee that the use of long and short positions will succeed in limiting the LMCG Global Market Neutral Fund's exposure to stock market movements, capitalization, or other risk factors. Investments involved in long and short selling may cause higher turnover rates. This will likely result in additional tax consequences. Short selling involves certain risks, including additional costs associated with covering short positions and a possibility of unlimited loss on certain short sale positions.
There is no assurance that the Funds will achieve their investment objectives.

LMCG GLOBAL MARKET NEUTRAL FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2016

Dear Shaerholder:
The LMCG Global Market Neutral Fund (the "Fund") was slightly down over the last twelve months, returning -0.36% over the period versus 0.08% for the Citigroup 3-Month U.S. T-Bill Index. Since its May 21, 2013 inception, the Fund has returned an annualized +3.49% versus +0.05% for the Citigroup 3-Month U.S. T-Bill Index. The Fund invests primarily in small-mid cap companies in the U.S. and large cap companies internationally. For the year, large cap equities in the U.S. outperformed their international peers with the Russell 1000 Index returning +0.5% while the MSCI EAFE Index fell -8.3%. Smaller cap companies in the U.S., which is where the Fund primarily invests, substantially underperformed large caps with a return of -9.8% for the period. While the Fund did not produce positive returns for the period, it did provide investors some protection versus many other asset classes.
The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance, please call (877)591-4667.
The timing of the Fed's decision to raise interest rates combined with a volatile oil market created tremendous uncertainty and global equities struggled. Investors tended to focus more on macroeconomic news than company fundamentals, which is more challenging for active stock picking. The strategy is managed using a quantitative approach that seeks to add value primarily through stock selection while minimizing market risk. The strategy is centered on fundamental principles and reviews well-known investment metrics to evaluate securities in a quantitative framework that has four major components: Valuation, Earnings Revision, Price Momentum, and Earnings Quality.
Throughout the year, it was primarily a Price Momentum market but there were three sharp negative reversals – April, October and the last two months. In general, stocks that had good price performance were favored over cheap stocks which were perceived as more risky as economic concerns weighed heavily on stock markets. However, in periods when markets strengthened on positive economic news, Price Momentum suffered. Valuation tended to matter a bit more when Price Momentum wasn't working but was weak during the other months. In the U.S., there were only two months where both Price Momentum and Valuation were working at the same time. Internationally, there was only one month. When factors work strongly and in different directions, it is difficult to capitalize on the success of the one factor that is working if another is not working by the same magnitude. Earnings Quality and Estimate Revision did work in both universes but not strong enough to offset the volatility in Price Momentum and Valuation.
One of the key strengths of the strategy is the diversification in sources for absolute return. This is important as it helps provide a steadier stream of returns. The strategy achieves diversification through its investments in a broad universe of global stocks as well its ability to invest long and short. The strategy invests globally using customized stock selection models for the U.S. and developed market portions of the Fund. This year, the U.S. stock selection model was much more effective than the international model. Consequently, the U.S. stocks in the portfolio contributed more positively to return. Outside of the U.S., stock selection in France and Germany added most to returns while those in Japan detracted most. In terms of sectors, positive stock selection in Energy, Consumer Discretionary and Materials helped most to offset negative stock selection in Industrials and Information Technology. More of the Fund's performance came from our long holdings.
Outlook
Equity markets are off to a rocky start in 2016. In January and the first part of February, most major stock market indexes were down in the neighborhood of -10%. In mid-February, the Organization of the Petroleum Exporting Countries (OPEC) announced that it would work to freeze output in an effort to stabilize oil prices. Following this news, global equity markets became euphoric and posted strong returns, which essentially erased the earlier downdraft. This stark difference in market returns between the two periods coincided with a dramatic shift in strategy performance and the behavior of our stock selection factors. The most notable differences were related to Price Momentum and Valuation. For the first part of the quarter, Price Momentum was most effective while Valuation was additive but to a much lesser degree. During this time, the Fund posted strong results. In the later period, Price Momentum turned substantially negative and Valuation became more important. However, Valuation did not work well enough to offset such a sharp reversal to Price Momentum. The question going forward is whether the strong positive performance will continue, and if so, how best to position the strategy. Given the uncertainty, we continue to believe that it is important to balance the strategy across our stock selection factors so that the strategy has a better chance of outperforming in either an up or down market.
The Fund seeks capital appreciation regardless of equity market conditions. In an environment where the yield on the 10-year Treasury is below 2%, we believe that a Fund that has the potential to generate alpha on the long and short side – while also

1	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2016

maintaining a competitive risk level to the overall equity market – may serve an important role within an investment program.
Sincerely,

Gordon Johnson	Shannon Ericson
Co-Portfolio Manager	Co-Portfolio Manager
LMCG Investments, LLC	LMCG Investments, LLC

INVESTMENT CONSIDERATIONS
Alpha - Alpha is the incremental return of a manager when the market is stationary. This risk-adjusted measurement takes into account both the performance of the market as a whole and the volatility of a manager. A positive alpha indicates that a selected portfolio has produced returns above the expected level at that level of risk, and vice versa for a negative alpha.
Diversification - Diversification is a method of reducing risk by investing in a variety of types of investments. Diversification does not guarantee a profit nor protect against a loss.
Long Position - Long positions involve buying a security outright and then selling it later, with the hope that the security price rises over time.
Short Position - To establish a short stock position, the Fund borrows shares of stock from another party, sells the shares and receives cash. The Fund is then obligated to buy the stock and return the shares at some point in the future. If the price falls after the short sale, the Fund can profit from buying the shares back at a lower price and returning the borrowed shares. However, if the price of the security rises after the short sale, the Fund will experience losses.
There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

2	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) MARCH 31, 2016

The following chart reflects the change in the value of a hypothetical $100,000 investment in Institutional Shares, including reinvested dividends and distributions, in the LMCG Global Market Neutral Fund (the "Fund") compared with the performance of the benchmark, the Citigroup 3-Month U.S. T-Bill Index, since inception. The Citigroup 3-Month U.S. T-Bill Index measures return equivalents of yield averages that are not marked to market and consists of the last three three-month Treasury bill month-end rates. The total return of the Citigroup 3-Month U.S. T-Bill Index includes the reinvestment of distributions. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Citigroup 3-Month U.S. T-Bill Index does not include expenses. The Fund is professionally managed while the Citigroup 3-Month U.S. T-Bill Index is unmanaged and is not available for investment.
Comparison of Change in Value of a $100,000 Investment
LMCG Global Market Neutral Fund - Institutional Shares vs. Citigroup 3-Month U.S. T-Bill Index

Average Annual Total Returns
Periods Ended March 31, 2016	One Year	Since Inception(1)
LMCG Global Market Neutral Fund — Institutional Shares	-0.36%	3.49%
LMCG Global Market Neutral Fund — Investor Shares(2)	-0.63%	3.39%
Citigroup 3-Month U.S. T-Bill Index	0.08%	0.05%

(1) Institutional Shares commenced operations on May 21, 2013, and Investor Shares commenced operations on December 18, 2014.
(2) Performance for the since inception period is a blended average annual return, which include the returns of the Institutional Shares prior to the commencement of the Investor Shares.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (877) 591-4667. As stated in the Fund's prospectus, the estimated annual operating expense ratio (gross) for Investor Shares and Institutional Shares is 5.73% and 4.63%, respectively. Excluding the effect of expenses attributable to dividends and interest on short sales, the estimated total annual operating expense ratio for Investor Shares and Institutional Shares would be 4.28% and 3.32%, respectively. However, LMCG Investments, LLC (the "Adviser") has agreed to contractually waive its fees and/or reimburse Fund expenses to limit total annual Fund operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Investor Shares and Institutional Shares to 1.85% and 1.60%, respectively through at least July 31, 2016. The Fund may repay the Adviser for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fees waived or reimbursed and the reimbursement does not cause the Fund's total annual operating expenses to exceed 1.85% and 1.60% for Investor Shares and Institutional Shares, respectively. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.
3	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND SCHEDULE OF INVESTMENTS MARCH 31, 2016

Shares	Security Description	Value

Long Positions - 105.7%
Common Stock (a) - 93.2%
Australia - 1.0%
32,088	Australia & New Zealand Banking Group, Ltd.	$575,224
11,530	Macquarie Group, Ltd.	583,582
		1,158,806
Austria - 0.5%
23,369	Erste Group Bank AG (b)	655,898

Bermuda - 0.7%
4,310	Everest Re Group, Ltd.	850,923

Finland - 1.5%
9,843	Kesko OYJ, Class B	434,331
81,232	Stora Enso OYJ, Class R	725,777
40,567	UPM-Kymmene OYJ	733,435
		1,893,543
France - 3.0%
16,142	AXA SA	378,509
3,356	Christian Dior SE	607,688
9,881	Eiffage SA	758,213
9,664	Nexity SA	502,954
7,522	Renault SA	747,518
14,839	TOTAL SA	675,195
		3,670,077
Germany - 4.7%
4,170	Allianz SE	677,229
11,656	Brenntag AG	664,191
61,241	Commerzbank AG (b)	531,361
6,636	Daimler AG	507,870
44,410	Deutsche Lufthansa AG (b)	716,752
6,693	MTU Aero Engines AG	640,625
13,100	ProSiebenSat.1 Media SE	672,487
18,296	STADA Arzneimittel AG	724,458
34,999	Suedzucker AG	615,861
		5,750,834
Israel - 0.4%
9,529	Teva Pharmaceutical Industries, Ltd.	512,507

Italy - 0.8%
67,351	Amplifon SpA	583,608
32,433	ASTM SpA	374,347
		957,955
Japan - 11.9%
15,900	Aoyama Trading Co., Ltd.	610,199
43,400	Chubu Electric Power Co., Inc.	605,662
29,900	COLOPL, Inc.	639,660
37,100	Fuji Machine Manufacturing Co., Ltd.	378,164
123,000	Fujikura, Ltd.	578,165

24,300	Hitachi High-Technologies Corp.	684,067
20,000	KYORIN Holdings, Inc.	380,832
14,500	Matsumotokiyoshi Holdings Co., Ltd.	758,287
103,000	Mitsubishi Gas Chemical Co, Inc.	553,166
105,900	Mitsubishi UFJ Financial Group, Inc.	490,699
19,200	Mixi, Inc.	712,079
126,500	Nippon Suisan Kaisha, Ltd.	613,924
18,000	Nippon Telegraph & Telephone Corp.	777,555
73,600	Nissan Motor Co., Ltd.	680,450
12,800	NTT Data Corp.	641,900
82,000	OKUMA Corp.	572,812
127,000	Sumitomo Chemical Co., Ltd.	574,854
59,000	Sumitomo Corp.	585,454
21,200	Terumo Corp.	758,686
59,800	The Kansai Electric Power Co., Inc. (b)	529,098
11,600	Tokyo Electron, Ltd.	755,501
51,100	Ushio, Inc.	678,368
10,500	West Japan Railway Co.	648,346
36,400	Yokogawa Electric Corp.	375,974
		14,583,902
Netherlands - 1.6%
18,531	BE Semiconductor Industries NV	506,338
33,369	Koninklijke Ahold NV	749,511
21,811	NN Group NV	712,013
		1,967,862
Norway - 2.2%
49,289	Atea ASA	470,132
85,381	Austevoll Seafood ASA	700,666
89,540	Orkla ASA	809,870
17,712	Yara International ASA	664,905
		2,645,573
Puerto Rico - 0.8%
39,594	OFG Bancorp	276,762
26,152	Popular, Inc.	748,209
		1,024,971
Spain - 0.6%
22,465	ACS Actividades de Construccion y Servicios SA	668,114

Sweden - 1.6%
45,736	Peab AB	404,212
46,618	Securitas AB, Class B	770,899
58,643	Swedish Orphan Biovitrum AB (b)	821,002
		1,996,113
Switzerland - 3.6%
6,787	Actelion, Ltd. (b)	1,012,891
6,169	Dufry AG (b)	757,639
10,733	Gategroup Holding AG	478,926

See Notes to Financial Statements.	4	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND SCHEDULE OF INVESTMENTS MARCH 31, 2016

Shares	Security Description	Value

Switzerland - (continued)
1,017	Georg Fischer AG	$821,289
276,330	Glencore PLC (b)	621,317
2,798	Swiss Life Holding AG (b)	742,499
		4,434,561
Thailand - 0.6%
21,238	Fabrinet (b)	687,049

United Kingdom - 4.5%
37,416	Ashtead Group PLC	463,321
83,424	Barratt Developments PLC	669,728
61,876	Crest Nicholson Holdings PLC	498,824
340,233	Debenhams PLC	367,101
52,024	Greene King PLC	650,333
12,386	Imperial Brands PLC	685,779
50,462	Intermediate Capital Group PLC	447,870
36,050	Land Securities Group PLC REIT	568,420
85,841	Meggitt PLC	500,419
29,144	Royal Dutch Shell PLC, Class B	709,212
		5,561,007
United States - 53.2%
47,389	8x8, Inc. (b)	476,733
25,323	Abercrombie & Fitch Co.	798,687
60,468	Achillion Pharmaceuticals, Inc. (b)	466,813
44,804	Alon USA Energy, Inc.	462,377
10,432	American Financial Group, Inc.	734,100
9,877	American Woodmark Corp. (b)	736,725
19,636	AMN Healthcare Services, Inc. (b)	659,966
15,636	ArcBest Corp.	337,581
22,419	Aspen Technology, Inc. (b)	809,998
18,035	Atlas Air Worldwide Holdings, Inc. (b)	762,339
72,065	Atwood Oceanics, Inc.	660,836
15,175	Avnet, Inc.	672,253
29,608	Banc of California, Inc.	518,140
37,960	Black Box Corp.	511,321
16,393	Brady Corp., Class A	439,988
16,563	Brunswick Corp.	794,693
16,246	Cambrex Corp. (b)	714,824
34,056	Carrols Restaurant Group, Inc. (b)	491,769
10,484	Centene Corp. (b)	645,500
51,079	CenterState Banks, Inc.	760,566
87,082	Century Aluminum Co. (b)	613,928
28,892	Cohu, Inc.	343,237
17,294	Comfort Systems USA, Inc.	549,430
56,352	Commercial Metals Co.	956,293
19,007	CoreLogic, Inc. (b)	659,543
15,998	Cray, Inc. (b)	670,476
19,075	Dave & Buster's Entertainment, Inc. (b)	739,728
18,178	DCT Industrial Trust, Inc. REIT	717,486
33,803	Dean Foods Co.	585,468
109,352	EarthLink Holdings Corp.	620,026

33,991	Eldorado Resorts, Inc. (b)	388,857
15,775	Emergent BioSolutions, Inc. (b)	573,421
23,925	Employers Holdings, Inc.	673,250
16,267	Ennis, Inc.	318,020
13,784	Ethan Allen Interiors, Inc.	438,607
10,862	Euronet Worldwide, Inc. (b)	804,983
45,724	Express, Inc. (b)	978,951
24,336	FibroGen, Inc. (b)	518,113
13,070	First Interstate BancSystem, Inc., Class A	367,659
41,291	First Midwest Bancorp, Inc.	744,064
10,973	Foot Locker, Inc.	707,758
40,069	FutureFuel Corp.	472,414
13,939	Gibraltar Industries, Inc. (b)	398,655
24,140	Gigamon, Inc. (b)	748,823
25,451	GNC Holdings, Inc., Class A	808,069
1,320	Graham Holdings Co., Class B	633,600
18,948	Great Western Bancorp, Inc.	516,712
19,864	Heartland Financial USA, Inc.	611,613
17,955	HFF, Inc., Class A	494,301
16,979	HollyFrontier Corp.	599,698
58,473	Hornbeck Offshore Services, Inc. (b)	580,637
16,737	INC Research Holdings, Inc., Class A (b)	689,732
24,608	Insight Enterprises, Inc. (b)	704,773
16,560	Insperity, Inc.	856,649
30,574	Integrated Device Technology, Inc. (b)	624,933
23,139	INTL. FCStone, Inc. (b)	618,505
43,658	Isle of Capri Casinos, Inc. (b)	611,212
52,576	K12, Inc. (b)	519,977
41,264	KBR, Inc.	638,767
14,138	Leidos Holdings, Inc.	711,424
31,212	Lexicon Pharmaceuticals, Inc. (b)	372,983
21,920	LGI Homes, Inc. (b)	530,683
74,530	Lionbridge Technologies, Inc. (b)	377,122
11,435	Lydall, Inc. (b)	371,866
12,322	Manhattan Associates, Inc. (b)	700,752
9,252	ManpowerGroup, Inc.	753,298
43,067	MDU Resources Group, Inc.	838,084
18,857	Merit Medical Systems, Inc. (b)	348,666
29,343	NeuStar, Inc., Class A (b)	721,838
81,072	OraSure Technologies, Inc. (b)	586,151
12,455	Orthofix International NV (b)	517,132
17,377	Owens Corning	821,585
10,797	PAREXEL International Corp. (b)	677,296
24,647	PBF Energy, Inc., Class A	818,280
13,151	Phibro Animal Health Corp., Class A	355,603
27,746	PNM Resources, Inc.	935,595
10,748	Preferred Bank/Los Angeles CA	325,127
22,601	Premier, Inc., Class A (b)	753,969
18,559	PrivateBancorp, Inc.	716,377

See Notes to Financial Statements.	5	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND SCHEDULE OF INVESTMENTS MARCH 31, 2016

Shares	Security Description	Value

United States - (continued)
35,461	Quanex Building Products Corp.	$615,603
69,480	Rayonier Advanced Materials, Inc.	660,060
9,700	Reinsurance Group of America, Inc.	933,625
13,606	REX American Resources Corp. (b)	754,725
32,450	Sanmina Corp. (b)	758,681
10,558	ScanSource, Inc. (b)	426,332
11,915	Selective Insurance Group, Inc.	436,208
7,032	Six Flags Entertainment Corp.	390,206
45,066	Smith & Wesson Holding Corp. (b)	1,199,657
31,147	Sonic Automotive, Inc., Class A	575,597
15,017	Spirit AeroSystems Holdings, Inc., Class A (b)	681,171
24,176	Sucampo Pharmaceuticals, Inc., Class A (b)	264,244
64,803	Sunstone Hotel Investors, Inc. REIT	907,242
22,891	Take-Two Interactive Software, Inc. (b)	862,304
10,658	Tech Data Corp. (b)	818,215
30,451	Telephone & Data Systems, Inc.	916,271
23,348	The Greenbrier Cos., Inc.	645,339
41,829	United States Steel Corp.	671,355
11,855	Universal Corp.	673,483
16,791	Virtu Financial, Inc., Class A	371,249
70,220	Vonage Holdings Corp. (b)	320,905
18,359	Voya Financial, Inc.	546,547
60,203	Wabash National Corp. (b)	794,680
11,540	Western Alliance Bancorp. (b)	385,205
17,694	Western Refining, Inc.	514,718
11,830	WSFS Financial Corp.	384,712
		65,295,742

Total Common Stock (Cost $111,435,419)	114,315,437

Money Market Fund - 12.5%
15,365,256	Dreyfus Treasury Prime Cash Management, 0.18% (c) (Cost $15,365,256)	15,365,256

Total Long Positions - 105.7% (Cost $126,800,675)*	$129,680,693

Total Short Positions - (93.7)% (Proceeds $(115,674,546))*	(114,981,504)
Other Assets & Liabilities, Net – 88.0%	107,996,380
Net Assets – 100.0%	$122,695,569

See Notes to Financial Statements.	6	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND SCHEDULE OF SECURITIES SOLD SHORT MARCH 31, 2016

Shares	Security Description	Value

Short Positions - (93.7)%
Common Stock - (93.7)%
Austria - (0.5)%
(19,797)	ams AG	$(678,430)

Bermuda - (1.4)%
(12,820)	Axis Capital Holdings, Ltd.	(710,997)
(36,269)	Golar LNG, Ltd.	(651,754)
(26,559)	Hiscox, Ltd.	(369,066)
		(1,731,817)

Canada - (0.6)%
(10,627)	lululemon athletica, Inc.	(719,554)

Denmark - (0.8)%
(9,810)	Chr Hansen Holding A/S	(657,871)
(7,965)	SimCorp A/S	(367,155)
		(1,025,026)

Finland - (0.5)%
(43,389)	Fortum OYJ	(656,198)

France - (3.5)%
(5,224)	Aeroports de Paris	(645,150)
(8,242)	DBV Technologies SA	(536,611)
(7,985)	Fonciere Des Regions REIT	(753,028)
(1,897)	Hermes International	(667,027)
(6,516)	Ingenico Group SA	(746,940)
(2,106)	Virbac SA	(365,365)
(30,390)	Zodiac Aerospace	(606,915)
		(4,321,036)

Germany - (2.5)%
(8,117)	Beiersdorf AG	(731,132)
(5,220)	Bertrandt AG	(597,773)
(24,674)	Deutsche Post AG	(684,799)
(17,554)	Leoni AG	(604,113)
(8,241)	MorphoSys AG	(396,728)
		(3,014,545)

Hong Kong - (1.1)%
(65,000)	Cheung Kong Infrastructure Holdings, Ltd.	(635,651)
(108,000)	Henderson Land Development Co., Ltd.	(664,115)
		(1,299,766)

Italy - (2.2)%
(22,791)	Atlantia SpA	(631,474)
(28,854)	Azimut Holding SpA	(663,559)
(30,487)	Interpump Group SpA	(445,370)
(90,438)	Unione di Banche Italiane SpA	(334,019)
(21,714)	Yoox Net-A-Porter Group SpA	(665,371)
		(2,739,793)

Japan - (10.5)%
(42,300)	Coca-Cola East Japan Co., Ltd.	(701,107)
(24,600)	Daiseki Co., Ltd.	(402,137)
(15,700)	Denso Corp.	(630,207)
(16,800)	Exedy Corp.	(371,139)
(80,700)	F@N Communications, Inc.	(605,620)
(50,000)	Fuji Kyuko Co., Ltd.	(686,879)
(9,400)	GMO Payment Gateway, Inc.	(635,102)
(26,700)	Hamamatsu Photonics KK	(735,826)
(15,800)	Japan Tobacco, Inc.	(657,638)
(41,800)	Kakaku.com, Inc.	(775,023)
(39,900)	Kansai Paint Co., Ltd.	(640,450)
(27,500)	MonotaRO Co., Ltd.	(817,453)
(9,500)	Nidec Corp.	(650,013)
(37,500)	Nippon Paint Holdings Co., Ltd.	(829,465)
(14,500)	Nissin Foods Holdings Co., Ltd.	(681,053)
(31,300)	Pigeon Corp.	(815,583)
(34,300)	Seibu Holdings, Inc.	(725,304)
(11,600)	SHO-BOND Holdings Co., Ltd.	(440,831)
(109,000)	The Gunma Bank, Ltd.	(450,206)
(29,200)	Unicharm Corp.	(635,548)
		(12,886,584)

Netherlands - (0.6)%
(7,047)	ASML Holding NV	(709,171)

New Zealand - (0.6)%
(119,722)	Ryman Healthcare, Ltd.	(690,842)

Norway - (1.1)%
(47,938)	Marine Harvest ASA	(738,045)
(19,324)	Schibsted ASA, Class A	(563,775)
		(1,301,820)

Spain - (0.5)%
(52,902)	Zardoya Otis SA	(614,042)

Sweden - (3.4)%
(42,688)	Alfa Laval AB	(697,222)
(42,023)	Betsson AB	(651,162)
(67,989)	Hexpol AB	(754,337)
(45,079)	Lundin Petroleum AB	(761,985)
(67,585)	Skandinaviska Enskilda Banken AB, Class A	(644,506)
(50,435)	Svenska Handelsbanken AB, Class A	(639,824)
		(4,149,036)

Switzerland - (3.6)%
(29,658)	ABB, Ltd.	(577,777)
(5,928)	Basilea Pharmaceutica AG	(417,697)
(115)	Chocoladefabriken Lindt & Spruengli AG	(712,544)
(34,503)	GAM Holding AG	(498,538)

See Notes to Financial Statements.	7	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND SCHEDULE OF SECURITIES SOLD SHORT MARCH 31, 2016

Shares	Security Description	Value

Switzerland - (continued)
(13,172)	LafargeHolcim, Ltd.	$(618,552)
(43,287)	OC Oerlikon Corp. AG	(446,442)
(5,093)	Sonova Holding AG	(649,993)
(8,217)	Sunrise Communications Group AG	(564,037)
		(4,485,580)

United Kingdom - (5.7)%
(143,798)	Aberdeen Asset Management PLC	(570,816)
(72,044)	BHP Billiton PLC	(806,775)
(31,657)	Big Yellow Group PLC REIT	(350,753)
(75,786)	BTG PLC	(675,518)
(32,590)	Burberry Group PLC	(637,129)
(93,459)	ICAP PLC	(635,660)
(42,986)	IMI PLC	(587,136)
(60,888)	Rolls-Royce Holdings PLC	(595,077)
(229,907)	Rotork PLC	(602,739)
(67,519)	The Restaurant Group PLC	(380,060)
(203,015)	Tullow Oil PLC	(570,987)
(10,015)	Whitbread PLC	(568,513)
		(6,981,163)

United States - (54.6)%
(22,467)	Aerojet Rocketdyne Holdings, Inc.	(368,009)
(15,135)	Albemarle Corp.	(967,581)
(19,241)	Ameris Bancorp	(569,149)
(25,378)	Aqua America, Inc.	(807,528)
(23,323)	Artisan Partners Asset Management, Inc., Class A	(719,281)
(4,794)	athenahealth, Inc.	(665,311)
(24,458)	AtriCure, Inc.	(411,628)
(13,154)	Bank of Hawaii Corp.	(898,155)
(8,810)	Banner Corp.	(370,372)
(84,271)	BioDelivery Sciences International, Inc.	(272,195)
(8,651)	Bio-Techne Corp.	(817,693)
(24,158)	Bottomline Technologies de, Inc.	(736,577)
(25,647)	Brown & Brown, Inc.	(918,163)
(5,134)	Buffalo Wild Wings, Inc.	(760,448)
(14,831)	Cabela's, Inc.	(722,121)
(34,833)	Calgon Carbon Corp.	(488,359)
(37,847)	Callidus Software, Inc.	(631,288)
(21,006)	Cheniere Energy, Inc.	(710,633)
(16,013)	Choice Hotels International, Inc.	(865,503)
(14,606)	CLARCOR, Inc.	(844,081)
(25,337)	Clifton Bancorp, Inc.	(383,095)
(30,183)	ClubCorp Holdings, Inc.	(423,769)
(12,368)	Cognex Corp.	(481,734)
(23,724)	CommVault Systems, Inc.	(1,024,165)
(10,522)	Compass Minerals International, Inc.	(745,589)
(19,138)	comScore, Inc.	(574,906)
(25,438)	Consolidated Communications Holdings, Inc.	(655,283)

(23,999)	Cornerstone OnDemand, Inc.	(786,447)
(42,221)	Covanta Holding Corp.	(711,846)
(39,917)	Crocs, Inc.	(384,002)
(42,404)	CVB Financial Corp.	(739,950)
(21,520)	CyrusOne, Inc. REIT	(982,388)
(11,753)	Deckers Outdoor Corp.	(704,122)
(51,143)	Del Frisco's Restaurant Group, Inc.	(847,951)
(9,854)	DexCom, Inc.	(669,185)
(14,506)	Duluth Holdings, Inc.	(282,722)
(61,701)	Endologix, Inc.	(515,820)
(20,766)	Energen Corp.	(759,828)
(14,538)	FARO Technologies, Inc.	(468,269)
(24,993)	First Financial Bankshares, Inc.	(739,293)
(5,858)	FleetCor Technologies, Inc.	(871,377)
(14,817)	Fortune Brands Home & Security, Inc.	(830,345)
(70,457)	GenMark Diagnostics, Inc.	(371,308)
(29,810)	Greenhill & Co., Inc.	(661,782)
(24,554)	Gulfport Energy Corp.	(695,860)
(22,636)	Healthcare Services Group, Inc.	(833,231)
(43,080)	Heartland Express, Inc.	(799,134)
(18,063)	HomeStreet, Inc.	(375,891)
(39,547)	Inovalon Holdings, Inc., Class A	(732,410)
(21,589)	Kennametal, Inc.	(485,537)
(25,330)	Keysight Technologies, Inc.	(702,654)
(49,883)	Krispy Kreme Doughnuts, Inc.	(777,676)
(16,822)	La Jolla Pharmaceutical Co.	(351,748)
(130,874)	Lattice Semiconductor Corp.	(743,364)
(10,379)	Macquarie Infrastructure Corp.	(699,960)
(19,921)	Marketo, Inc.	(389,854)
(10,132)	MEDNAX, Inc.	(654,730)
(15,117)	Mercury General Corp.	(838,993)
(23,940)	Mobile Mini, Inc.	(790,499)
(39,799)	Momenta Pharmaceuticals, Inc.	(367,743)
(10,758)	Monro Muffler Brake, Inc.	(768,874)
(17,465)	Natural Grocers by Vitamin Cottage, Inc.	(371,481)
(41,778)	Nektar Therapeutics	(574,447)
(9,525)	NetSuite, Inc.	(652,367)
(71,865)	Nimble Storage, Inc.	(563,422)
(14,957)	Northwest Natural Gas Co.	(805,434)
(43,673)	NOW, Inc.	(773,886)
(29,426)	OneBeacon Insurance Group, Ltd., Class A	(374,593)
(71,187)	ORBCOMM, Inc.	(721,124)
(29,696)	Party City Holdco, Inc.	(446,628)
(43,811)	Performance Sports Group, Ltd.	(139,319)
(61,700)	PGT, Inc.	(607,128)
(90,905)	Platform Specialty Products Corp.	(781,783)
(11,147)	Proto Labs, Inc.	(859,322)
(11,194)	Puma Biotechnology, Inc.	(328,768)
(17,115)	QTS Realty Trust, Inc., Class A REIT	(810,909)

See Notes to Financial Statements.	8	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND SCHEDULE OF SECURITIES SOLD SHORT MARCH 31, 2016

Shares	Security Description	Value

United States - (continued)
(32,958)	Raven Industries, Inc.	$(527,987)
(8,390)	Restoration Hardware Holdings, Inc.	(351,541)
(9,851)	RLI Corp.	(658,638)
(20,675)	Royal Gold, Inc.	(1,060,421)
(64,145)	Ruckus Wireless, Inc.	(629,262)
(19,694)	Rush Enterprises, Inc., Class A	(359,219)
(37,085)	Select Comfort Corp.	(719,078)
(14,855)	Southside Bancshares, Inc.	(387,270)
(8,672)	Spectrum Brands Holdings, Inc.	(947,676)
(89,377)	Synergy Resources Corp.	(694,459)
(15,841)	TESARO, Inc.	(697,479)
(31,993)	Textura Corp.	(596,030)
(40,499)	TFS Financial Corp.	(703,468)
(36,407)	The Spectranetics Corp.	(528,630)
(20,109)	TowneBank/Portsmouth VA	(385,892)
(18,360)	Trex Co., Inc.	(879,995)
(15,500)	Tupperware Brands Corp.	(898,690)
(21,238)	Ultratech, Inc.	(463,838)
(14,904)	UMB Financial Corp.	(769,494)
(12,674)	Universal Display Corp.	(685,663)
(85,549)	Valley National Bancorp	(816,137)
(34,419)	Varonis Systems, Inc.	(628,147)
(12,574)	ViaSat, Inc.	(923,938)
(26,848)	Waddell & Reed Financial, Inc., Class A	(632,002)
(107,528)	WPX Energy, Inc.	(751,621)
(22,160)	Zayo Group Holdings, Inc.	(537,158)
(11,092)	Zebra Technologies Corp.	(765,348)
		(66,977,101)

Total Common Stock (Proceeds $(115,674,546))	(114,981,504)

Total Short Positions - (93.7)% (Proceeds $(115,674,546))	$(114,981,504)

See Notes to Financial Statements.	9	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND NOTES TO SCHEDULES OF INVESTMENTS AND SECURITIES SOLD SHORT MARCH 31, 2016

LLC	Limited Liability Company
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	All or portion of these securities are held as collateral for securities sold short.
(b)	Non-income producing security.
(c)	Variable rate security. Rate presented is as of March 31, 2016.

*  Cost for federal income tax purposes is $12,169,923 and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$16,745,348
Gross Unrealized Depreciation	(14,216,082)
Net Unrealized Appreciation	$2,529,266

The following is a summary of the inputs used to value the Fund's investments and liabilities as of March 31, 2016.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total

Assets
Investments At Value
Common Stock
Australia	$-	$1,158,806	$-	$1,158,806
Austria	-	655,898	-	655,898
Bermuda	850,923	-	-	850,923
Finland	-	1,893,543	-	1,893,543
France	-	3,670,077	-	3,670,077
Germany	-	5,750,834	-	5,750,834
Israel	-	512,507	-	512,507
Italy	-	957,955	-	957,955
Japan	-	14,583,902	-	14,583,902
Netherlands	-	1,967,862	-	1,967,862
Norway	-	2,645,573	-	2,645,573
Puerto Rico	1,024,971	-	-	1,024,971
Spain	-	668,114	-	668,114
Sweden	-	1,996,113	-	1,996,113
Switzerland	-	4,434,561	-	4,434,561
Thailand	687,049	-	-	687,049
United Kingdom	-	5,561,007	-	5,561,007
United States	65,295,742	-	-	65,295,742
Money Market Fund	-	15,365,256	-	15,365,256
Total Investments At Value	$67,858,685	$61,822,008	$-	$129,680,693
Total Assets	$67,858,685	$61,822,008	$-	$129,680,693

See Notes to Financial Statements.	10	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND NOTES TO SCHEDULES OF INVESTMENTS AND SECURITIES SOLD SHORT MARCH 31, 2016

Level 1	Level 2	Level 3	Total

Liabilities
Securities Sold Short
Common Stock
Austria	$-	$(678,430)	$-	$(678,430)
Bermuda	(1,362,751)	(369,066)	-	(1,731,817)
Canada	(719,554)	-	-	(719,554)
Denmark	-	(1,025,026)	-	(1,025,026)
Finland	-	(656,198)	-	(656,198)
France	-	(4,321,036)	-	(4,321,036)
Germany	-	(3,014,545)	-	(3,014,545)
Hong Kong	-	(1,299,766)	-	(1,299,766)
Italy	-	(2,739,793)	-	(2,739,793)
Japan	-	(12,886,584)	-	(12,886,584)
Netherlands	-	(709,171)	-	(709,171)
New Zealand	-	(690,842)	-	(690,842)
Norway	-	(1,301,820)	-	(1,301,820)
Spain	-	(614,042)	-	(614,042)
Sweden	-	(4,149,036)	-	(4,149,036)
Switzerland	-	(4,485,580)	-	(4,485,580)
United Kingdom	-	(6,981,163)	-	(6,981,163)
United States	(66,977,101)	-	-	(66,977,101)
Total Securities Sold Short	$(69,059,406)	$(45,922,098)	$-	$(114,981,504)
Total Liabilities	$(69,059,406)	$(45,922,098)	$-	$(114,981,504)

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended March 31, 2016.
At March 31, 2016, foreign securities representing the following percentage of net assets of the Fund were fair valued by independent pricing services and are classified as using Level 2 inputs within the valuation inputs disclosure on the Fund's Schedule of Investments:
LMCG Global Market Neutral Fund

Long Securities 37.86%
Short Securities (37.43)%

See Notes to Financial Statements.	11	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND NOTES TO SCHEDULES OF INVESTMENTS AND SECURITIES SOLD SHORT MARCH 31, 2016

PORTFOLIO HOLDINGS
% of Total Investments	Long	Short
Australia	0.9%	0.0%
Austria	0.5%	0.6%
Bermuda	0.7%	1.5%
Canada	0.0%	0.6%
Denmark	0.0%	0.9%
Finland	1.5%	0.6%
France	2.9%	3.8%
Germany	4.5%	2.6%
Hong Kong	0.0%	1.1%
Israel	0.4%	0.0%
Italy	0.7%	2.4%
Japan	11.4%	11.2%
Netherlands	1.5%	0.6%
New Zealand	0.0%	0.6%
Norway	2.1%	1.1%
Puerto Rico	0.8%	0.0%
Spain	0.5%	0.5%
Sweden	1.6%	3.6%
Switzerland	3.4%	3.9%
Thailand	0.5%	0.0%
United Kingdom	4.3%	6.1%
United States	61.8%*	58.3%
	100.0%	100.0%

* Includes Money Market Fund totaling 11.0%.

See Notes to Financial Statements.	12	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2016

ASSETS
. Total investments, at value (Cost $126,800,675)	$129,680,693
Deposits with brokers	104,764,509
Cash	2,151,023
Foreign currency (Cost $6,001)	6,350
Receivables:
Fund shares sold	1,047,635
Dividends	287,231
Prepaid expenses	18,150
Total Assets	237,955,591

LIABILITIES
Securities sold short, at value (Proceeds $115,674,546)	114,981,504
Payables:
Fund shares redeemed	27,010
Dividends on securities sold short	133,823
Accrued Liabilities:
Investment adviser fees	42,107
Trustees' fees and expenses	75
Fund services fees	14,894
Other expenses	60,609
Total Liabilities	115,260,022

NET ASSETS	$122,695,569

COMPONENTS OF NET ASSETS
Paid-in capital	$121,399,387
Accumulated net investment loss	(625,956)
Accumulated net realized loss	(1,651,562)
Net unrealized appreciation	3,573,700
NET ASSETS	$122,695,569

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	1,406,767
Institutional Shares	9,722,387

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Investor Shares (based on net assets of $15,467,880)	$11.00
Institutional Shares (based on net assets of $107,227,689)	$11.03

See Notes to Financial Statements.	13	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND STATEMENT OF OPERATIONS YEAR ENDED MARCH 31, 2016

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $102,157) .	$1,322,559
Interest income	53,762
Total Investment Income	1,376,321

EXPENSES
Investment adviser fees	851,695
Fund services fees	215,791
Transfer agent fees:
Investor Shares	1,712
Institutional Shares	5,737
Distribution fees:
Investor Shares	26,789
Custodian fees	565,830
Registration fees:
Investor Shares	7,706
Institutional Shares	14,330
Professional fees	46,504
Trustees' fees and expenses	6,316
Dividend expense on securities sold short	1,318,757
Miscellaneous expenses	155,304
Total Expenses	3,216,471
Fees waived	(508,217)
Net Expenses	2,708,254

NET INVESTMENT LOSS	(1,331,933)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(2,152,341)
Foreign currency transactions	(86,771)
Securities sold short	1,330,524
Net realized loss	(908,588)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,067,292)
Foreign currency translations	2,486
Securities sold short	1,786,417
Net change in unrealized appreciation (depreciation)	721,611
NET REALIZED AND UNREALIZED LOSS	(186,977)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,518,910)

See Notes to Financial Statements.	14	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015
OPERATIONS
Net investment loss	$(1,331,933)	$(371,717)
Net realized gain (loss)	(908,588)	35,228
Net change in unrealized appreciation (depreciation)	721,611	1,999,397
Increase (Decrease) in Net Assets Resulting from Operations	(1,518,910)	1,662,908

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	13,677,091	5,720,391
Institutional Shares	58,496,549	46,594,732
Redemption of shares:
Investor Shares	(3,692,502)	(84,269)
Institutional Shares	(8,269,340)	(1,291,828)
Redemption fees	-	19
Increase in Net Assets from Capital Share Transactions	60,211,798	50,939,045
Increase in Net Assets	58,692,888	52,601,953

NET ASSETS
Beginning of Year	64,002,681	11,400,728
End of Year (Including line (a))	$122,695,569	$64,002,681

SHARE TRANSACTIONS
Sale of shares:
Investor Shares	1,224,668	521,198
Institutional Shares	5,199,050	4,258,398
Redemption of shares:
Investor Shares	(331,429)	(7,670)
Institutional Shares	(743,813)	(118,516)
Increase in Shares	5,348,476	4,653,410

(a) Accumulated net investment loss	$(625,956)	$(214,742)
See Notes to Financial Statements.	15	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Year Ended March 31, 2016	December 18, 2014 (a) Through March 31, 2015
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$11.07	$10.87
INVESTMENT OPERATIONS
Net investment loss (b)	(0.20)	(0.05)
Net realized and unrealized gain	0.13 (c)	0.25
Total from Investment Operations	(0.07)	0.20
NET ASSET VALUE, End of Period	$11.00	$11.07
TOTAL RETURN	(0.63)%	1.84	%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$15,468	$5,683
Ratios to Average Net Assets:
Net investment loss	(1.81)%	(1.73	)%(e)
Net expenses including dividend expenses	3.38%	3.30	%(e)
Dividend expenses	1.53%	1.45	%(e)
Net expenses without dividend expenses	1.85%	1.85	%(e)
Gross expenses (f)	4.09%	5.73	%(e)
PORTFOLIO TURNOVER RATE	124%	104	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)
Per share amount does not reflect the actual net realized and unrealized gain/(loss) for the year due to the timing of Fund share sales and the amount of per share realized and unrealized gains and losses at such time.

(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	16	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	May 21, 2013 (a) Through March 31, 2014
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$11.07	$10.11	$10.00
INVESTMENT OPERATIONS
Net investment loss (b)	(0.17)	(0.16)	(0.11)
Net realized and unrealized gain	0.13 (c)	1.12	0.22
Total from Investment Operations	(0.04)	0.96	0.11
REDEMPTION FEES (b)	—	— (d)	—
NET ASSET VALUE, End of Period	$11.03	$11.07	$10.11
TOTAL RETURN	(0.36)%	9.50%	1.10	%(e)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$107,228	$58,320	$11,401
Ratios to Average Net Assets:
Net investment loss	(1.53)%	(1.49)%	(1.27	)%(f)
Net expenses including dividend expenses	3.15%	2.91%	2.94	%(f)
Dividend expenses	1.55%	1.31%	1.34	%(f)
Net expenses without dividend expenses	1.60%	1.60%	1.60	%(f)
Gross expenses (g)	3.74%	4.63%	8.73	%(f)
PORTFOLIO TURNOVER RATE	124%	104%	62	%(e)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)
Per share amount does not reflect the actual net realized and unrealized gain/(loss) for the year due to the timing of Fund share sales and the amount of per share realized and unrealized gains and losses at such time.

(d)	Less than $0.01 per share.
(e)	Not annualized.
(f)	Annualized.
(g)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	17	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2016

Dear Shareholder:
The last 12 months were extremely volatile for equity markets worldwide. A market surge in the second quarter of 2015 was abruptly reversed beginning in August, a possibility we discussed in our shareholder letter last year. The fall of global markets was severe, particularly in the December 2015 to February 2016 period, but reversed itself partially in the middle of the first quarter of 2016. In spite of a strong bounce back in equity markets from the low in February, the LMCG Global MultiCap Fund (the "Fund") finished the year ending March 31, 2016 down -5.11% versus -4.36% for its benchmark, the MSCI All Country World Investable Market Index.
The Fund strives to combine added value from both stock selection and asset allocation with the goal of producing more consistent and robust returns over time. This year, defense came from asset allocation while stock selection, particularly within the United States, produced stiff headwinds. Fortunately, the combination of the two offsetting forces prevented a significant lag during a year of decline, and we anticipate getting benefits from both approaches sooner rather than later.
The year was not without stock selection success stories. Information technology "beneficiaries" contributed significantly to the returns of the portfolio both in the United States and in Asia. Businesses that are technology beneficiaries include payroll processing, retail distribution, and financial services support applications; a number of stocks in these areas posted strong positive returns over the year. Companies that benefitted from lower energy and materials prices among American and European industrial conglomerates also posted strong gains. These businesses seem to be positioned well for a new, and long awaited, capital expenditure cycle. Low commodity prices will likely stimulate this economic activity in the medium term. However, near term, we sense that stress in the financial system is creating a great deal of uncertainty in stock and bond markets, and we are trying to balance our defense with our offense.
In contrast, the casualties of the collapse in energy and commodity prices were evident across the portfolio for the year. In last year's shareholder letter, we discussed the protection that non-U.S. investments provided against weaker oil prices. Additionally, fears of an economic decline in China created a simultaneous collapse of commodity prices along with oil and gas prices. This punished shares in Latin America, South Africa, Canada, Australia, and just about every region in the United States where extraction industries are based.
The fall in commodity prices likely created significant stress in credit markets as well. This not only impacted high yield bonds, but drove share prices of companies with high debt exposure sharply lower. Banks that lent to these industries suffered the double impact of debtor stress and falling interest rates.
U.S. large cap stocks are well represented in the portfolio and provided the most solid equity returns for the year. Many investors examining their investment returns for 2015 may be wondering if there is reason to invest in anything except the S&P 500 Index ("S&P 500"). Disappointing returns came from U.S. small and mid-cap stocks. The Russell 2500 Index declined over -7% for the year, which rivaled poor returns posted by large non-U.S. companies in Europe, the Pacific Rim, and in Latin America. The major casualty was in emerging markets, which have large sensitivity to oil and commodity pricing. The MSCI Emerging Markets Index posted a decline of nearly -12% for the year, primarily driven down by poor returns in Latin America, China, and South Africa. The Fund's underweight Emerging Market exposure by approximately 2% helped contain the damage caused by the sell-off in this region. The surprise of the year, however, came from the returns of small stocks in Japan and in Europe, which outpaced even the S&P 500 for the year and posted a 1-year positive return of +3.2% as measured by the MSCI EAFE Small Cap Index. The Fund's holdings approached an 8% weighting in international small cap stocks before we took profits in late 2015. We intend to commit the Fund to this small but dynamic asset class for the long run, although its exposure will vary.
In short, we felt markets were due for a correction; we experienced that correction, and ended with a slight loss for the year.

18	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2016

	Relative	Q1 2016 Index
Asset Class (corresponding Index)	Positioning	Performance*
U.S. Large Cap (Russell 1000)	Underweight	+1.2%
U.S. Small/Mid Value (Russell 2500 Value)	Neutral	+3.3%
U.S. Small/Mid Growth (Russell 2500 Growth)	Overweight	-2.7%
Non-U.S. Large Cap (MSCI EAFE)	Underweight	-2.7%
Non-U.S. Small Cap (MSCI EAFE Small Cap)	Neutral	-0.5%
Emerging Markets (MSCI Emerging Markets)	Underweight	+5.8%
* Source: FactSet
Russell Investments is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes.
Russell® is a trademark of Russell Investments.
Past performance is no guarantee of future results. It is not possible to invest directly in an index.
OUTLOOK
The second quarter of 2016 begins in our view with some rays of hope in financial markets coupled with a diminished set of expectations for returns.
We feel it may be helpful to revisit the three themes we discussed in last year's letter to compare what has changed in our outlook.
In the March 2015 outlook, we expressed our views that:
1.	Mid-cycle correction would be a normal and perhaps a likely event sometime in the upcoming year.
2.	Market leadership should shift away from U.S. large cap stocks.
3.	Management of a not-so-normal interest rate cycle would be vital.
As for #1, we had a correction all right, but the question remains if this correction was, in fact, mid-cycle. In our experience, depressed commodity prices are rarely a symptom of an economic top – it is normally the opposite. We believe this may be the early phase of an extended growth period with lower intensity but more stable positive returns. Interest rates are still exceptionally low, and negative yields are now prevalent in Europe and Asia. This is all potentially bullish for stocks, and not necessarily late cycle. As a result, we have recently tilted back to U.S. small and mid cap growth stocks and maintained our weighting of 8% in emerging markets balanced between Latin America and Asia. These areas may benefit most from an investment cycle favoring industrials and capital equipment more so than information technology and retail. We are neutral on energy, directly, but the commodity concentration of a global equity portfolio means the Fund should benefit if a rebound comes into place. Further, our forecast depends on major global economies not turning hostile to free trade.
#2 has been a somewhat costly call although we continue to maintain over 1/3 of the portfolio in U.S. large cap stocks. We sold down our position in the Russell 1000 Growth ETF in December and will look to exit completely if internet and computer themed companies continue to dominate (Facebook, Amazon, Microsoft, Apple, and Google (listed as "Alphabet")). We sense that these companies, in varying ways, have already won the technology race that drove returns in the late 1990s, and that performance drivers in other areas of the market should produce better comparative returns in the next 5 years. We expect to generate better returns among investments outside the S&P 500, but have benefitted from the fact that, in stress periods, the S&P 500 has tended to be the safe trade. As a result, it has built up a large premium price which is unattractive for long term investors.
Few would doubt the assertion of #3 - this is a not-so-normal interest rate cycle that continues to punish banks and savers, and befuddles economists who once believed that "too much money chasing too few goods" would lead to inflation. The turmoil during the first quarter of 2016 proved to us that credit spread widening can cause real damage to stock and bond portfolios. Equity prices can fall as company financial risk, often measured by the credit spread of company-issued bonds relative to U.S. Treasuries, increases.
We are positioning the Fund in an effort to benefit from a repricing of the U.S. equity market relative to major markets. At times it has felt like economic and financial market growth in Europe, Asia, and Emerging Markets would heat up, while at other times it has felt like the U.S. economy would deflate. We believe that the Fund should do relatively well for U.S. based investors if either of

19	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2016

those scenarios occur in the next year. We continue to strive to find competitive returns within the global equity markets while balancing risks in a turbulent investment landscape.
Sincerely,
Jeffrey P. Davis
Portfolio Manager
LMCG Investments, LLC

INVESTMENT CONSIDERATIONS
Equity Risk - The Fund's equity holdings, including common stocks, may decline in value. The value of a security may decline for a number of reasons, which are detailed in the prospectus.
Foreign and Emerging Markets Investing Risks - As a result of political or economic instability in foreign coun-tries, there can be special risks associated with investing in foreign securities, including fluctuations in currency exchange rates, increased price volatility and difficulty obtaining information. In addition, emerging markets may present additional risk due to potential for greater economic and political instability in less developed countries.
Market Events Risk - Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers, which could adversely effect the Fund.
There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including the potential loss of principal.
20	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) MARCH 31, 2016

The following chart reflects the change in the value of a hypothetical $100,000 investment in Institutional Shares, including reinvested dividends and distributions, in the LMCG Global MultiCap Fund (the "Fund") compared with the performance of the benchmark, the MSCI All Country World Investable Market Index (the "MSCI ACWI"), since inception. The MSCI ACWI is a stock market index that is designed to measure the equity market performance of developed and emerging markets. The total return of the MSCI ACWI includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the MSCI ACWI does not include expenses. The Fund is professionally managed while the MSCI ACWI is unmanaged and is not available for investment.
Comparison of Change in Value of a $100,000 Investment
LMCG Global MultiCap Fund - Institutional Shares vs. MSCI All Country World Investable Market Index
Average Annual Total Returns
Periods Ended March 31, 2016	One Year	Since Inception(1)
LMCG Global MultiCap Fund — Institutional Shares	-5.11%	3.43%
LMCG Global MultiCap Fund — Investor Shares (2)	-5.39%	3.31%
MSCI All Country World Investable Market Index(3)	-4.36%	3.81%

(1)   Institutional Shares commenced operations on September 11, 2013, and Investor Shares commenced operations on March 3, 2015.
(2)	Performance for the since inception period is a blended average annual return, which include the returns of the Institutional Shares prior to the commencement of the Investor Shares.
(3)	MSCI All Country World Investable Market Index, net of foreign withholding taxes (reflects no deduction for fees or expenses).

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (877) 591-4667. As stated in the Fund's prospectus, the estimated annual operating expense ratio (gross) for Investor Shares and Institutional Shares is 31.96% and 17.72%, respectively. However, LMCG Investments, LLC (the "Adviser") has agreed to contractually waive its fees and/or reimburse Fund expenses to limit total annual Fund operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Investor Shares and Institutional Shares to 1.45% and 1.20%, respectively through at least July 31, 2016. The Fund may repay the Adviser for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fees waived or reimbursed and the reimbursement does not cause the Fund's total annual operating expenses to exceed 1.45% and 1.20% for Investor Shares and Institutional Shares, respectively. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

21	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND SCHEDULE OF INVESTMENTS MARCH 31, 2016
Shares	Security Description	Value

Equity Securities - 92.4%
Common Stock - 91.7%
Australia - 1.2%
1,950	SAI Global, Ltd.	$5,634
4,456	Scentre Group REIT	15,168
452	South32, Ltd. (a)	508
		21,310
Belgium - 1.1%
106	Anheuser-Busch InBev SA/NV	13,169
160	Bekaert SA	6,491
		19,660
Brazil - 0.2%
400	Fibria Celulose SA	3,371

Canada - 2.0%
202	Canadian National Railway Co.	12,623
659	Goldcorp, Inc.	10,695
200	Intact Financial Corp.	14,003
		37,321
China - 1.0%
14,000	Industrial & Commercial Bank of China, Ltd., Class H	7,843
500	Tencent Holdings, Ltd.	10,222
		18,065
Denmark - 1.4%
329	DSV A/S	13,684
77	NKT Holding A/S	4,439
165	Royal Unibrew A/S	7,957
		26,080
France - 2.7%
197	BNP Paribas SA	9,897
113	Sanofi	9,085
298	TOTAL SA	13,559
223	Vinci SA	16,552
		49,093
Germany - 4.8%
77	Allianz SE	12,505
160	BASF SE	12,031
120	Bayer AG	14,062
154	Daimler AG	11,786
154	Freenet AG	4,600
57	Pfeiffer Vacuum Technology AG	6,380
150	SAP SE	12,070
138	Siemens AG	14,595
		88,029
Hong Kong - 0.3%
500	China Mobile, Ltd.	5,537

India - 0.8%
330	Infosys, Ltd., ADR	6,277
270	Reliance Industries, Ltd., GDR (b)	8,275
		14,552

Italy - 1.5%
95	DiaSorin SpA	5,486
1,052	Enel SpA	4,663
563	Eni SpA	8,503
3,120	Intesa Sanpaolo SpA	8,627
		27,279
Japan - 5.6%
200	Coca-Cola West Co., Ltd.	4,945
300	Exedy Corp.	6,628
400	Honda Motor Co., Ltd.	10,937
300	Hoya Corp.	11,403
4	Japan Logistics Fund, Inc. REIT	8,356
2,000	Mitsubishi UFJ Financial Group, Inc.	9,267
3,000	Mitsui Engineering & Shipbuilding Co., Ltd.	4,475
4	Nomura Real Estate Master Fund, Inc. REIT	5,954
400	NS Solutions Corp.	7,846
800	Sumitomo Electric Industries, Ltd.	9,701
200	Tokyo Seimitsu Co., Ltd.	3,924
1,000	Toray Industries, Inc.	8,534
200	Toyota Motor Corp.	10,607
		102,577
Malaysia - 0.4%
4,800	IHH Healthcare Bhd	8,068

Malta - 0.5%
792	Unibet Group PLC, SDR	8,978

Mexico - 0.7%
5,500	America Movil SAB de CV, Class L	4,278
4,270	Gentera SAB de CV	8,428
		12,706
Netherlands - 0.6%
219	Royal Dutch Shell PLC, ADR	10,611

New Zealand - 0.3%
1,797	Trade Me Group, Ltd.	5,473

Russian Federation - 0.3%
180	Tatneft PAO, ADR	5,731

Singapore - 0.7%
4,000	Singapore Press Holdings, Ltd.	11,864

South Africa - 0.3%
1,120	Sappi, Ltd. (a)	4,955

See Notes to Financial Statements.	22	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND SCHEDULE OF INVESTMENTS MARCH 31, 2016

Shares	Security Description	Value

South Korea - 1.1%
90	Dongbu Insurance Co., Ltd.	$5,986
323	Industrial Bank of Korea	3,460
7	Samsung Electronics Co., Ltd.	8,033
111	SK Hynix, Inc.	2,733
		20,212
Spain - 0.4%
1,643	Banco Santander SA	7,216

Sweden - 1.4%
434	Investor AB, Class B	15,342
979	Telefonaktiebolaget LM Ericsson, ADR	9,819
		25,161
Switzerland - 1.6%
232	Nestle SA	17,312
211	Wolseley PLC	11,911
		29,223
Taiwan - 1.6%
8,800	China Life Insurance Co., Ltd.	6,773
2,050	Hon Hai Precision Industry Co., Ltd.	5,396
2,000	Taiwan Semiconductor Manufacturing Co., Ltd.	9,976
4,347	Uni-President Enterprises Corp.	7,634
		29,779
United Kingdom - 5.6%
452	BHP Billiton PLC	5,062
2,462	BP PLC	12,318
205	British American Tobacco PLC	11,988
311	Galliford Try PLC	6,399
463	GlaxoSmithKline PLC	9,373
1,425	HSBC Holdings PLC	8,862
576	Royal Dutch Shell PLC, Class B	14,017
129	STERIS PLC	9,165
2,300	Taylor Wimpey PLC	6,268
160	Whitbread PLC	9,083
78	Willis Towers Watson PLC	9,255
		101,790
United States - 53.6%
303	Abbott Laboratories	12,674
153	AbbVie, Inc.	8,739
364	ACADIA Pharmaceuticals, Inc. (a)	10,177
620	AES Corp.	7,316
121	AGL Resources, Inc.	7,882
70	Akamai Technologies, Inc. (a)	3,890
36	Alphabet, Inc., Class A (a)	27,464
36	Amazon.com, Inc. (a)	21,371
495	American Eagle Outfitters, Inc.	8,252
227	AmerisourceBergen Corp.	19,647
274	Apache Corp.	13,374
395	Apple, Inc.	43,051
635	Applied Materials, Inc.	13,449

75	athenahealth, Inc. (a)	10,408
48	BlackRock, Inc.	16,347
46	Buffalo Wild Wings, Inc. (a)	6,814
198	Cabot Corp.	9,569
522	Cadence Design Systems, Inc. (a)	12,309
194	Capital One Financial Corp.	13,446
91	Casey's General Stores, Inc.	10,312
114	Caterpillar, Inc.	8,726
135	Cavium, Inc. (a)	8,257
96	Charles River Laboratories International, Inc. (a)	7,290
79	Chevron Corp.	7,537
378	Cisco Systems, Inc.	10,762
247	Comerica, Inc.	9,354
142	Danaher Corp.	13,470
743	Darling Ingredients, Inc. (a)	9,785
240	Dick's Sporting Goods, Inc.	11,220
244	Diebold, Inc.	7,054
188	Eagle Materials, Inc.	13,181
803	Fifth Third Bancorp	13,402
684	General Electric Co.	21,744
162	Gilead Sciences, Inc.	14,881
264	HealthSouth Corp.	9,934
303	International Paper Co.	12,435
1,246	Investors Bancorp, Inc.	14,503
488	JPMorgan Chase & Co.	28,899
266	Korn/Ferry International	7,525
89	Lithia Motors, Inc., Class A	7,772
286	Marsh & McLennan Cos., Inc.	17,386
52	Martin Marietta Materials, Inc.	8,295
161	MasterCard, Inc., Class A	15,214
139	MAXIMUS, Inc.	7,317
266	Merck & Co., Inc.	14,074
576	Micron Technology, Inc. (a)	6,031
378	Microsemi Corp. (a)	14,481
264	Microsoft Corp.	14,581
176	Neurocrine Biosciences, Inc. (a)	6,961
247	Nexstar Broadcasting Group, Inc., Class A	10,935
193	Oracle Corp.	7,896
200	PAREXEL International Corp. (a)	12,546
114	PepsiCo, Inc.	11,683
273	Pfizer, Inc.	8,092
50	Pioneer Natural Resources Co.	7,037
232	Portland General Electric Co.	9,162
256	Premier, Inc., Class A (a)	8,540
138	Quintiles Transnational Holdings, Inc. (a)	8,984
158	Regal Beloit Corp.	9,968
81	Rockwell Automation, Inc.	9,214
148	Schlumberger, Ltd.	10,915
258	Sonic Corp.	9,071
720	Southwestern Energy Co. (a)	5,810
348	Spectra Energy Corp.	10,649

See Notes to Financial Statements.	23	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND SCHEDULE OF INVESTMENTS MARCH 31, 2016

Shares	Security Description	Value

United States - (continued)
212	SS&C Technologies Holdings, Inc.	$13,445
225	State Street Corp.	13,167
424	SunTrust Banks, Inc.	15,298
84	SVB Financial Group (a)	8,572
526	Synchronoss Technologies, Inc. (a)	17,011
321	Tenet Healthcare Corp. (a)	9,287
271	The Advisory Board Co. (a)	8,740
291	The Dow Chemical Co.	14,800
47	The Goldman Sachs Group, Inc.	7,378
568	The Interpublic Group of Cos., Inc.	13,036
46	The Ultimate Software Group, Inc. (a)	8,901
113	TreeHouse Foods, Inc. (a)	9,803
128	United Technologies Corp.	12,813
264	Unum Group	8,163
278	Vantiv, Inc., Class A (a)	14,979
422	Wells Fargo & Co.	20,408
149	Williams-Sonoma, Inc.	8,156
632	Zions Bancorp.	15,301
		978,322

Total Common Stock (Cost $1,656,727)	1,672,963

Shares	Security Description	Rate	Value

Preferred Stock - 0.7%
Brazil - 0.7%
1,400	Itau Unibanco Holding SA (Cost $7,866)	0.02%	12,113
Total Equity Securities (Cost $1,664,593)			1,685,076

Principal	Security Description	Rate	Maturity	Value

Fixed Income Securities - 0.5%
Exchange Traded Note - 0.5%
$156	iPath MSCI India Index ETN (a) (Cost $8,169)	9,795
Total Fixed Income Securities (Cost $8,169)		9,795

Shares	Security Description	Value

Investment Companies - 4.9%
160	iShares MSCI ACWI ETF	8,970
466	iShares MSCI EAFE ETF	26,623
477	iShares MSCI Eurozone ETF	16,404
135	iShares MSCI Turkey ETF	5,918
325	iShares Russell 1000 Growth ETF	32,428
Total Investment Companies (Cost $91,796)		90,343

Shares	Security Description	Value

Money Market Fund - 0.6%
11,124	Dreyfus Treasury Prime Cash Management, 0.18% (c) (Cost $11,124)	$11,124

Total Investments - 98.4% (Cost $1,775,682)*	$1,796,338
Other Assets & Liabilities, Net – 1.6%	27,911
Net Assets – 100.0%	$1,824,249

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
ETN	Exchange Traded Note
GDR	Global Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt
(a)	Non-income producing security.
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the year end, the value of these securities amounted to $8,275 or 0.5% of net assets.
(c)	Variable rate security. Rate presented is as of March 31, 2016.

*  Cost for federal income tax purposes is $1,781,080 and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$172,879
Gross Unrealized Depreciation	(157,621)
Net Unrealized Appreciation	$15,258

The following is a summary of the inputs used to value the Fund's investments as of March 31, 2016.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

See Notes to Financial Statements.	24	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND SCHEDULE OF INVESTMENTS MARCH 31, 2016

Level 1	Level 2	Level 3	Total

Investments At Value
Common Stock
Australia	$-	$21,310	$-	$21,310
Belgium	-	19,660	-	19,660
Brazil	3,371	-	-	3,371
Canada	37,321	-	-	37,321
China	-	18,065	-	18,065
Denmark	-	26,080	-	26,080
France	-	49,093	-	49,093
Germany	-	88,029	-	88,029
Hong Kong	-	5,537	-	5,537
India	14,552	-	-	14,552
Italy	-	27,279	-	27,279
Japan	-	102,577	-	102,577
Malaysia	-	8,068	-	8,068
Malta	-	8,978	-	8,978
Mexico	12,706	-	-	12,706
Netherlands	10,611	-	-	10,611
New Zealand	-	5,473	-	5,473
Russian Federation	5,731	-	-	5,731
Singapore	-	11,864	-	11,864
South Africa	-	4,955	-	4,955
South Korea	-	20,212	-	20,212
Spain	-	7,216	-	7,216
Sweden	9,819	15,342	-	25,161
Switzerland	-	29,223	-	29,223
Taiwan	-	29,779	-	29,779
United Kingdom	18,420	83,370	-	101,790
United States	978,322	-	-	978,322
Preferred Stock
Brazil	12,113	-	-	12,113
Exchange Traded Note	9,795	-	-	9,795
Investment Companies	90,343	-	-	90,343
Money Market Fund	-	11,124	-	11,124
Total Investments At Value	$1,203,104	$593,234	$-	$1,796,338

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended March 31, 2016.
At March 31, 2016, foreign securities representing the following percentage of net assets of the Fund were fair valued by independent pricing services and are classified as using Level 2 inputs within the valuation inputs disclosure on the Fund's Schedule of Investments:

LMCG Global MultiCap Fund

Long Securities 31.91%
PORTFOLIO HOLDINGS
% of Total Investments
Australia	1.2%
Belgium	1.1%
Brazil	0.9%
Canada	2.1%
China	1.0%
Denmark	1.4%
France	2.7%
Germany	4.9%
Hong Kong	0.3%
India	0.8%
Italy	1.5%
Japan	5.7%
Malaysia	0.4%
Malta	0.5%
Mexico	0.7%
Netherlands	0.6%
New Zealand	0.3%
Russian Federation	0.3%
Singapore	0.7%
South Africa	0.3%
South Korea	1.1%
Spain	0.4%
Sweden	1.4%
Switzerland	1.6%
Taiwan	1.7%
United Kingdom	5.7%
United States*	60.7%
100.0%
*Includes Money Market Fund totaling 0.6%.

See Notes to Financial Statements.	25	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2016

ASSETS
. Total investments, at value (Cost $1,775,682)	$1,796,338
Cash	46
Foreign currency (Cost $76)	84
Receivables:
Fund shares sold	400
Dividends	5,554
From investment adviser	30,518
Prepaid expenses	25,069
Total Assets	1,858,009

LIABILITIES
Accrued Liabilities:
Fund services fees	6,277
Other expenses	27,483
Total Liabilities	33,760

NET ASSETS	$1,824,249

COMPONENTS OF NET ASSETS
Paid-in capital	$1,826,135
Distributions in excess of net investment income	(5,113)
Accumulated net realized loss	(17,461)
Net unrealized appreciation	20,688
NET ASSETS	$1,824,249

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	947
Institutional Shares	175,390

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Investor Shares (based on net assets of $9,790)	$10.34
Institutional Shares (based on net assets of $1,814,459)	$10.35

See Notes to Financial Statements.	26	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND STATEMENT OF OPERATIONS YEAR ENDED MARCH 31, 2016

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $2,766) .	$41,047
Total Investment Income	41,047

EXPENSES
Investment adviser fees	15,754
Fund services fees	184,474
Transfer agent fees:
Investor Shares	1,652
Institutional Shares	2,552
Distribution fees:
Investor Shares	24
Custodian fees	10,136
Registration fees:
Investor Shares	10,503
Institutional Shares	15,670
Professional fees	23,630
Trustees' fees and expenses	1,365
Pricing fees	28,432
Miscellaneous expenses	18,695
Total Expenses	312,887
Fees waived and expenses reimbursed	(290,624)
Net Expenses	22,263

NET INVESTMENT INCOME	18,784

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	9,101
Foreign currency transactions	(502)
Net realized gain	8,599
Net change in unrealized appreciation (depreciation) on:
Investments	(127,594)
Foreign currency translations	81
Net change in unrealized appreciation (depreciation)	(127,513)
NET REALIZED AND UNREALIZED LOSS	(118,914)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(100,130)

See Notes to Financial Statements.	27	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015
OPERATIONS
Net investment income	$18,784	$15,491
Net realized gain	8,599	9,419
Net change in unrealized appreciation (depreciation)	(127,513)	65,462
Increase (Decrease) in Net Assets Resulting from Operations	(100,130)	90,372

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Investor Shares	(120)	-
Institutional Shares	(27,011)	(11,757)
Net realized gain:
Investor Shares	(116)	-
Institutional Shares	(22,499)	(15,301)
Total Distributions to Shareholders	(49,746)	(27,058)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	400	10,000
Institutional Shares	41,000	525,750
Reinvestment of distributions:
Investor Shares	237	-
Institutional Shares	49,510	27,058
Redemption of shares:
Institutional Shares	(9,000)	(77,906)
Increase in Net Assets from Capital Share Transactions	82,147	484,902
Increase (Decrease) in Net Assets	(67,729)	548,216

NET ASSETS
Beginning of Year	1,891,978	1,343,762
End of Year (Including line (a))	$1,824,249	$1,891,978

SHARE TRANSACTIONS
Sale of shares:
Investor Shares	38	886
Institutional Shares	3,699	47,968
Reinvestment of distributions:
Investor Shares	23	-
Institutional Shares	4,752	2,527
Redemption of shares:
Institutional Shares	(893)	(7,032)
Increase in Shares	7,619	44,349

(a) Undistributed (distributions in excess of) net investment income	$(5,113)	$504

See Notes to Financial Statements.	28	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Year Ended March 31, 2016	March 3, 2015 (a) Through March 31, 2015
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$11.21	$11.29
INVESTMENT OPERATIONS
Net investment income (b)	0.08	0.02
Net realized and unrealized loss	(0.69)	(0.10	)(c)
Total from Investment Operations	(0.61)	(0.08)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.13)	—
Net realized gain	(0.13)	—
Total Distributions to Shareholders	(0.26)	—
NET ASSET VALUE, End of Period	$10.34	$11.21
TOTAL RETURN	(5.39)%	(0.71	)%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$10	$10
Ratios to Average Net Assets:
Net investment income	0.77%	2.45	%(e)
Net expenses	1.45%	1.45	%(e)
Gross expenses (f)	149.94%	31.89	%(e)
PORTFOLIO TURNOVER RATE	44%	74	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)
The net realized and unrealized loss per share does not correlate to the aggregate of the net realized and unrealized gain in the Statement of Operations, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	29	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	September 11, 2013 (a) Through March 31, 2014
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$11.21	$10.80	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.11	0.10	0.02
Net realized and unrealized gain (loss)	(0.68)	0.49	0.86
Total from Investment Operations	(0.57)	0.59	0.88
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.16)	(0.08)	(0.06)
Net realized gain	(0.13)	(0.10)	(0.02)
Total Distributions to Shareholders	(0.29)	(0.18)	(0.08)
NET ASSET VALUE, End of Period	$10.35	$11.21	$10.80
TOTAL RETURN	(5.11)%	5.57%	8.79	%(c)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$1,814	$1,882	$1,344
Ratios to Average Net Assets:
Net investment income	1.02%	0.95%	0.31	%(d)
Net expenses	1.20%	1.20%	1.20	%(d)
Gross expenses (e)	16.22%	17.65%	24.97	%(d)
PORTFOLIO TURNOVER RATE	44%	74%	32	%(c)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	30	LMCG FUNDS

LMCG FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2016

Note 1. Organization
LMCG Global Market Neutral Fund and LMCG Global MultiCap Fund (individually, a "Fund" and collectively, the "Funds") are diversified portfolios of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the "Act"), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value. Each Fund currently offers two classes of shares: Investor Shares and Institutional Shares. The LMCG Global Market Neutral Fund Investor Shares and Institutional Shares commenced operations on December 18, 2014, and May 21, 2013, respectively. The LMCG Global MultiCap Fund Investor Shares and Institutional Shares commenced operations on March 3, 2015, and September 11, 2013, respectively. The LMCG Global Market Neutral Fund seeks capital appreciation independent of equity market conditions. The LMCG Global MultiCap Fund seeks long-term capital appreciation.
Note 2. Summary of Significant Accounting Policies
These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:
Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange-traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value ("NAV"). Short-term investments that mature in 60 days or less may be valued at amortized cost.
Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust's Valuation Committee, as defined in each Fund's registration statement, performs certain functions as they relate to the administration and oversight of each Fund's valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. Foreign securities' prices may be fair valued by independent pricing services in consideration of events occurring after the close of overseas markets and prior to the close of the NYSE. To the extent that securities are valued using this service, they will be classified as Level 2 securities in the fair value measurement framework described below. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.
Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.
Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of each Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1 — quoted prices in active markets for identical assets
Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments)
31	LMCG FUNDS

LMCG FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2016

The aggregate value by input level, as of March 31, 2016, for each Fund's investments is included at the end of each Fund's Schedule of Investments.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income and expense are recorded on the ex-dividend date. Foreign dividend income and expense are recorded on the ex-dividend date or as soon as possible after each Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund's foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of net asset value. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its net asset value.
Securities Sold Short – The LMCG Global Market Neutral Fund may sell a security short to increase investment returns. The LMCG Global Market Neutral Fund may also sell a security short in anticipation of a decline in the market value of a security. A short sale is a transaction in which a Fund sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at market price at the time of replacement; the price may be higher or lower than the price at which the Fund sold the security. The Fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a profit if the price of the security declines between those dates.
Until the Fund replaces the borrowed security, the Fund will maintain on its books and records cash and long securities to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes the Deposits with Brokers as shown on the Statement of Assets and Liabilities and the securities held long as shown on the Schedule of Investments. Dividends and interest paid on securities sold short are recorded as an expense on the LMCG Global Market Neutral Fund's Statement of Operations.
Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.
Federal Taxes – Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code") and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of March 31, 2016, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment
32	LMCG FUNDS

LMCG FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2016

portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
The Funds' class-specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class' respective net assets to the total net assets of each Fund.
Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund's maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
Note 3. Fees and Expenses
Investment Adviser – LMCG Investments, LLC (the "Adviser") is the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 1.00% and 0.85% of the average daily net assets of LMCG Global Market Neutral Fund and LMCG Global MultiCap Fund, respectively.
Distribution – Foreside Fund Services, LLC serves as each Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") or their affiliates. The Funds have adopted a Distribution Plan (the "Plan") for Investor Shares in accordance with Rule 12b-1 of the Act. Under the Plan, the Funds pay the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of Investor Shares.
Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.
Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $50,000 for service to the Trust ($66,000 for the Chairman), and the Audit Committee Chairman and Vice Chairman receive an additional $6,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees' fees attributable to each Fund is disclosed in the Statements of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.
Note 4. Expense Reimbursements and Fees Waived
The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses through at least July 31, 2016, to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Investor Shares and Institutional Shares to 1.85% and 1.60%, respectively of the LMCG Global Market Neutral Fund. The Adviser has also contractually agreed to waive a portion of its fees and reimburse certain expenses through at least July 31, 2016, to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Investor Shares and Institutional Shares to 1.45% and 1.20%, respectively of the LMCG Global MultiCap Fund. Other Fund service providers have voluntarily agreed to waive a portion of their fees. The contractual waivers may be changed or eliminated at any time with consent of the Board and voluntary fee waivers and expense reimbursements may be reduced or eliminated at any time. For the year ended March 31, 2016, fees waived and expenses reimbursed were as follows:
	Investment Adviser Fees Waived	Investment Adviser Expenses Reimbursed	Other Waivers	Total Fees Waived and Expenses Reimbursed
LMCG Global Market Neutral Fund	$434,999	$-	$73,218	$508,217
LMCG Global MultiCap Fund	15,754	160,873	113,997	290,624

Each Fund may repay the Adviser for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fees waived or expense reimbursement and the resulting expenses do not exceed 1.85% and 1.60% for

33	LMCG FUNDS

LMCG FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2016

Investor Shares and Institutional Shares, respectively of the LMCG Global Market Neutral Fund and 1.45% and 1.20% for Investor Shares and Institutional Shares, respectively of the LMCG Global MultiCap Fund. As of March 31, 2016, the amount of waived fees and reimbursed expenses subject to recapture by the Adviser are as follows:
	Amount of Fees Waived and/or Expenses Reimbursed	Expiration Date to Recoup Fees Waived and/or Expenses Reimbursed	Fees Recouped
LMCG Global Market Neutral Fund
March 31, 2014	$214,404	March 31, 2017	$-
March 31, 2015	326,616	March 31, 2018	-
March 31, 2016	434,999	March 31, 2019	-
LMCG Global MultiCap Fund
March 31, 2014	97,994	March 31, 2017	-
March 31, 2015	161,537	March 31, 2018	-
March 31, 2016	176,627	March 31, 2019	-

Note 5. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended March 31, 2016, were as follows:
	Purchases	Sales
LMCG Global Market Neutral Fund	$155,238,280	$98,849,706
LMCG Global MultiCap Fund	849,601	795,258

Note 6. Federal Income Tax
Distributions paid during the fiscal years ended as noted were characterized for tax purposes as follows:
	Ordinary Income	Long-Term Capital Gain	Total
LMCG Global MultiCap Fund
2016	$24,936	$24,810	$49,746
2015	27,058	-	27,058

There were no distributions paid during the fiscal year ended March 31, 2016, for the LMCG Global Market Neutral Fund.
As of March 31, 2016, distributable earnings (accumulated loss) on a tax basis were as follows:
	Capital and Other Losses	Unrealized Appreciation	Total
LMCG Global Market Neutral Fund	$(1,233,724)	$2,529,906	$1,296,182
LMCG Global MultiCap Fund	(17,176)	15,290	(1,886)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to differing book to tax treatment of investments in passive foreign investment holdings (PFICs) and wash sales for the LMCG Global Market Neutral Fund and PFICs, wash sales and reclassification of dividend income to return of capital on corporate securities for the LMCG Global MultiCap Fund.
For tax purposes, the current year post-October loss was $17,176 for LMCG Global MultiCap Fund, and the current deferred late year ordinary loss was $364,007 for the LMCG Global Market Neutral Fund (realized during the period November 1, 2015 through March 31, 2016). These losses will be recognized for tax purposes on the first business day of each Fund's next fiscal year, April 1, 2016.
The LMCG Global Market Neutral Fund has $869,717 available short term capital loss carryforwards that have no expiration date.
On the Statements of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2016. The following reclassifications were the result of net operating losses, short dividends, currency gain/loss, PFICs, Partnerships, reclassification of distributions and real estate investment trust return of capital and have no impact on the net assets of each Fund.

34	LMCG FUNDS

LMCG FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2016

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Loss	Paid-in-Capital

LMCG Global Market Neutral Fund	$920,719	$(204,228)	$(716,491)
LMCG Global MultiCap Fund	2,730	(2,730)	-

Note 7. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and each Fund has had no such events.

35	LMCG FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To Shareholders of the LMCG Global Market Neutral Fund and LMCG Global MultiCap Fund
and the Board of Trustees of Forum Funds

We have audited the accompanying statements of assets and liabilities of LMCG Global Market Neutral Fund and LMCG Global MultiCap Fund (the "Funds"), each a series of shares of beneficial interest in the Forum Funds, including the schedules of investments, as of March 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period May 21, 2013 (commencement of operations) through March 31, 2014 for LMCG Global Market Neutral Fund and for the period September 11, 2013 (commencement of operations) through March 31, 2014 for LMCG Global MultiCap Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2016 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of LMCG Global Market Neutral Fund and LMCG Global MultiCap Fund as of March 31, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the two-year period then ended and for the period May 21, 2013 through March 31, 2014 for LMCG Global Market Neutral Fund and for the period September 11, 2013 through March 31, 2014 for LMCG Global MultiCap Fund, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP
Philadelphia, Pennsylvania
May 24, 2016

36	LMCG FUNDS

LMCG FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2016

Investment Advisory Agreement Approval
At the December 11, 2015 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between the Adviser and the Trust pertaining to the LMCG Global Market Neutral Fund and the LMCG Global MultiCap Fund (the "Advisory Agreement"). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser to a due diligence questionnaire circulated on the Board's behalf. The Board also discussed the materials with Trustee counsel and, as necessary, with the Trust's administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from the Adviser, and was assisted by the advice of Trustee counsel.
At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services provided or to be provided to the Funds by the Adviser, including information on the investment performance of the Funds and Adviser; (2) the costs of the services provided or to be provided and profitability to the Adviser based on its relationship with the Funds; (3) the advisory fee and total expense ratio of the Funds compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Funds grow and whether the advisory fee enables each Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Funds.
Nature, Extent and Quality of Services
Based on written materials received, a presentation from senior representatives of the Adviser and a discussion with the Adviser about the Adviser's personnel, operations and financial condition and with the Trust's CCO about the Adviser, the Board considered the quality of services provided (or to be provided) by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal responsibility for the Funds, as well as the investment philosophy and decision-making process of those professionals and the capability and integrity of the Adviser's senior management and staff.
The Board considered also the adequacy of the Adviser's resources. The Board noted the Adviser's representations that the firm is in stable financial condition and concluded that the firm's financial condition would not impair its ability to provide high-quality advisory services to the Funds. Based on the presentation and the materials provided by the Adviser in connection with the Board's consideration of the approval of the Advisory Agreement, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Funds under the Advisory Agreement.
Performance
In connection with a presentation by the Adviser regarding its management of the Funds, the Board reviewed the performance of the Funds compared to their respective benchmarks and a peer group. With respect to the LMCG Global MultiCap Fund, the Board observed that the Fund outperformed its primary benchmark, the MSCI All Country World Investable Market Index, for the one-year period ended September 30, 2015. The Board also observed that the LMCG Global MultiCap Fund had outperformed its benchmark for the period since the Fund's inception on September 11, 2013. The Board also considered the LMCG Global MultiCap Fund's performance relative to its Lipper, Inc. ("Lipper") peer group, noting that the Fund outperformed the median of its Lipper peers for the one-year period ended September 30, 2015. The Board noted the Adviser's representation that the LMCG Global MultiCap Fund's performance compared to its benchmark and Lipper peers could be attributed, in part, to asset allocation and stock selection in certain market sectors that performed well during the period.
With respect to the LMCG Global Market Neutral Fund, the Board observed that the Fund had outperformed its primary benchmark, the Citigroup 3-Month U.S. T-Bill Index, for the one-year period ended September 30, 2015. The Board observed that the LMCG Global Market Neutral Fund had also outperformed its benchmark for the period since the Fund's inception on May 21, 2013. The Board also considered the LMCG Global Market Neutral Fund's performance relative to its Lipper peer group, noting that the LMCG Global Market Neutral Fund had outperformed the median of its Lipper peers for the one-year period ended September 30, 2015. The Board noted the Adviser's representation that the recent outperformance of the LMCG Global Market Neutral Fund relative to its benchmark and peer group could be attributed to stock selection and, to a lesser extent, sector and asset allocation. Based on the foregoing, the Board determined that each Fund's performance was reasonable and that the Funds and their shareholders could benefit from the Adviser's management.
Compensation
The Board evaluated the Adviser's compensation for providing advisory services to the Funds and analyzed comparative information on actual advisory fee rates and actual total expenses of each Fund's relevant Lipper peer group. The Board noted that the Adviser's actual advisory fee rate for the LMCG Global MultiCap Fund was the lowest of its Lipper peer group, but that the actual total expense ratio was higher than the median of its Lipper peer group. The Board noted that the Adviser's actual advisory

37	LMCG FUNDS

LMCG FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2016

fee rate for the LMCG Global Market Neutral Fund was the lowest in the peer group and that actual total expenses for the LMCG Global Market Neutral Fund were lower than the median of the peer group. Based on the foregoing, the Board concluded that the Adviser's advisory fee rate charged to each Fund was reasonable.
Cost of Services and Profitability
The Board considered information provided by the Adviser regarding the costs of services and its profitability with respect to each Fund. In this regard, the Board considered the Adviser's resources devoted to the Funds in the aggregate, as well as the Adviser's discussion of the aggregate costs and profitability of its mutual fund activities. Based on these and other applicable considerations, the Board concluded that the Adviser's profits attributable to management of the Funds were reasonable in the context of all factors considered.
Economies of Scale
The Board considered whether the Funds would benefit from any economies of scale. In this respect, the Board noted the Adviser's representation that each Fund could benefit from economies of scale as assets grow, but that the Adviser had determined that breakpoints were not appropriate at this time. The Board noted that the Funds had been in operation for fewer than three years. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the continuation of the Advisory Agreement.
Other Benefits
The Board noted the Adviser's representation that it would be receiving a benefit arising from the use of soft dollars in connection with Fund trades, which will be used for the acquisition of research that may benefit not only the Funds, but potentially other clients of the Adviser. The Board concluded that the other benefits received were not a material factor in approving the continuation of the Advisory Agreement.
Conclusion
The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.
Proxy Voting Information
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund's portfolio is available, without charge and upon request, by calling (877) 591-4667 and on the U.S. Securities and Exchange Commission's (the "SEC") website at www.sec.gov. Each Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (877) 591-4667 and on the SEC's website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Shareholder Expense Example
As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2015, through March 31, 2016.

38	LMCG FUNDS

LMCG FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2016

Actual Expenses – The first line under each share class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line under each share class of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	October 1, 2015	March 31, 2016	Period*	Ratio*
LMCG Global Market Neutral Fund
Investor Shares
Actual	$1,000.00	$979.52	$9.16	1.85%
Hypothetical (5% return before taxes)	$1,000.00	$1,015.75	$9.32	1.85%
Institutional Shares
Actual	$1,000.00	$980.45	$7.92	1.60%
Hypothetical (5% return before taxes)	$1,000.00	$1,017.00	$8.07	1.60%
LMCG Global MultiCap Fund
Investor Shares
Actual	$1,000.00	$1,029.68	$7.36	1.45%
Hypothetical (5% return before taxes)	$1,000.00	$1,017.75	$7.31	1.45%
Institutional Shares
Actual	$1,000.00	$1,030.77	$6.09	1.20%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.00	$6.06	1.20%

*	Expenses are equal to each Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 366 to reflect the half-year period.
Federal Tax Status of Dividends Declared during the Fiscal Year
For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. LMCG Global MultiCap Fund designates 77.66% of its income dividend distributed as qualifying for the corporate dividends received deduction (DRD) and 95.46% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.
Trustees and Officers of the Trust
The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. Each Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (877) 591-4667.

39	LMCG FUNDS

LMCG FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2016

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003; formerly, Partner, Wolf, Block, Schorr and Solis-Cohen, LLP (law firm) 2002-2003; Partner, Thelen Reid & Priest LLP (law firm) 1995-2002.	26	None
Costas Azariadis Born: 1943	Trustee	Since 1989	Professor of Economics, Washington University since 2006.	26	None
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.	26	None
David Tucker Born: 1958	Trustee; Vice Chairman	Since 2011 (Vice Chairman since 2015)	Director, Blue Sky Experience (a charitable endeavor) since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm) 1998-2008.	48	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Interested Trustee
John Y. Keffer[2] Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Investment Advisors, LLC since 2011; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	48	Director, Wintergreen Fund, Inc.; Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Officers
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008.	N/A	N/A
Zachary Tackett Born: 1988	Vice President; Secretary; Anti-Money Laundering Compliance Officer	Since 2014	Associate Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008.	N/A	N/A
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
[1]The Fund Complex includes the Trust, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds and is overseen by different Boards of Trustees.
[2]Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

40	LMCG FUNDS

FOR MORE INFORMATION:
P.O. Box 588
Portland, ME  04112
(877) 591-4667 (toll free)

INVESTMENT ADVISER
LMCG Investments, LLC
200 Clarendon Street, 28th Floor
Boston, MA 02116

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its management, and other information.

210-ANR-0316

MERK® | MUTUAL FUNDS

MERK HARD CURRENCY FUND®
Investor Shares (MERKX)
Institutional Shares (MHCIX)

MERK ABSOLUTE RETURN CURRENCY FUND®
Investor Shares (MABFX)
Institutional Shares (MAAIX)

ANNUAL REPORT | MARCH 31, 2016

A MESSAGE TO OUR SHAREHOLDERS (Unaudited)	MARCH 31, 2016

Dear Shareholder,

We present the annual report for the Merk Hard Currency Fund®, and Merk Absolute Return Currency Fund® (individually a "Fund" and collectively the "Funds") with respect to the period April 1, 2015 through March 31, 2016 (the "Period").

•	The Merk Hard Currency Fund seeks to profit from a rise in hard currencies relative to the U.S. dollar.
•	The Merk Absolute Return Currency Fund seeks to generate positive absolute returns by investing in securities and instruments that create exposure to currencies.

Merk Hard Currency Fund Investor Shares posted a return of +3.37% for the 12-month period ended March 31, 2016. In comparison, the JPMorgan 3-Month Global Cash Index ("reference basket") posted a return of +4.08% during the Period. As of March 31, 2016, the Investor Shares of the Fund had a five-year annualized return of -3.47% and an annualized return of +1.91% since inception on May 10, 2005; this compares to a five-year annualized return of -3.47% and an annualized return of +1.02% since May 10, 2005 for the reference basket. The Fund's performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Please visit www.merkfunds.com for most recent month end performance.  The Fund's expense ratio for the Investor Shares is 1.30%.

The Fund's performance is foremost influenced by changes in exchange rates of currencies to which the Fund has exposure. Over the Period the Japanese yen returned +6.72%, the Swedish krona returned +6.33%, the Euro returned +6.05%, the Singapore dollar returned +1.77%, the Swiss franc returned +1.13%, the Australian dollar returned +0.66%, the Canadian dollar returned -2.45%, the Norwegian krone returned -2.51%, the British pound returned -3.09%, and the New Zealand dollar returned -7.51%. Gold returned +4.16% during the Period, as measured by the spot price of gold per troy ounce.

We adapt currency allocations as our analysis of monetary policies and economic environments evolves. In the second quarter of 2015, the U.S. dollar had a broad pullback from the prior year's rally. In Q3 2015, the Japanese yen was the best performer along with the euro in a risk-off environment. Both currencies likely had been used as "funding" currencies for long positions in so-called "risk assets," such as global equities (one refers to a funding currency when investors borrow in a currency with low interest rates to buy higher yielding assets; this process equates to a shorting of the currency, exerting downward pressure). The Q3 rally in the euro was likely related to position unwinding in light of the global correction in risk assets.

In Q4 gold and the currencies of two oil producing countries in which the Fund invests, the Canadian dollar and the Norwegian krone, underperformed as the Federal Reserve ("Fed") hiked rates and oil made new lows. The Fund closed its three-year strategic short position in the Japanese yen and entered a tactical long position.

In Q1 2016 the U.S. dollar weakened broadly, falling versus all G10 currencies with the exception of the British pound. The dollar fell most notably against gold and the Japanese yen, where the Fund benefited given its strategic gold position and new long Japanese yen position. The Canadian dollar and the Norwegian krone were strong in the quarter likely because of the contemporaneous rebound in oil prices. British pound weakness was likely driven by concerns over a potential British exit from the European Union. The Fund was well positioned on the British pound as its long exposure was closed in late Q4 2015. The dollar decline accelerated following the March Fed meeting, when the Fed lowered rate guidance.

Merk Absolute Return Currency Fund Investor Shares posted a return of +1.72% for the 12-month period ending March 31, 2016. In comparison, the Citigroup 3-Month U.S. T-Bill Index ("reference basket") increased +0.08% during the Period. As of March 31, 2016, the Investor Shares had a five-year annualized return of -1.88% and an annualized return of -0.84% since inception on September 9, 2009; this compares to a five-year annualized return of +0.06% and an annualized return of +0.07% since August 31, 2009 for the reference basket.1 The Fund's performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Please visit www.merkfunds.com for most recent month end performance.  The Fund's expense ratio for the Investor Shares is 1.30%.

The Fund's performance is foremost influenced by changes in exchange rates of currencies to which the Fund has exposure. The Fund employs a periodic currency allocation process based on strategic and tactical considerations. We consider factors that lead to gradual allocation changes to be "strategic," in contrast we consider factors that lead to allocation changes over shorter periods "tactical." As such, currency exposures can change significantly from one holding period to the next and the Fund may have a net long or net short U.S. dollar currency exposure at any time.

The Fund can take offsetting positions in otherwise highly correlated2 currencies, on a short-term view that such currency positioning may yield profitable returns. Indeed, during the Period, the Fund held both long and short positions at various points in time in the majority of currencies the Fund invests in. Such allocations may generate returns that are unlikely to be correlated to traditional asset classes. Holding offsetting positions in otherwise correlated currencies may also help contain the volatility of the Fund.

1 Note that data is not available for the reference basket on the inception date of the Merk Absolute Return Currency Fund (September 9, 2009). As such, performance for the reference basket is calculated for the time period August 31, 2009 through March 31, 2016, whereas performance for the Fund is calculated for the period since inception through March 31, 2016.
2 A statistical measure of how two variables move in relation to each other.

1

The Fund's investment process integrates the Merk hard currency strategy investment process to the underlying quantitative model and employs frequent currency rebalancing to be able to swiftly react to changing market sentiment. The result is a hybrid quantitative and systematic macro discretionary approach. The quantitative model provides a rules-based discipline while the tactical allocation includes a systematic discretionary macro overlay seeking to manage risk and capture upside potential based on more qualitative judgments. The enhanced investment process provides for a more active management that incorporates a holistic approach to risk management in response to increased policy intervention risk globally.
Outlook

In last year's outlook we suggested that the Fed's attempt to exit ultra-accommodative monetary policy might not go entirely smoothly. Over the past year we have seen two sharp declines in the U.S. equity markets around attempted Fed hikes, with the Fed actually following through on a rate hike at their December 2015 meeting. Our view continues to be that the Fed will have difficulty raising rates without destabilizing global economies, particularly China and emerging markets, both tied closely to the U.S. dollar as the world's reserve currency. Negative effects to China would likely spill back to the U.S. economy, therefore we view it as unlikely that the Fed will pursue even the gradual rate path currently projected in the Federal Open Market Committee's ("FOMC") Summary of Economic Projections.

In our view, the Fed's March 2016 meeting marked a significant, and likely lasting, shift in stance from the Fed. Notably, Chair Yellen backed away from her view that as the unemployment rate falls inflationary pressures will build. In our view, the message from the Fed was that deflationary pressures are more significant than previously thought and with concerns about global growth, particularly with respect to China, the risks are asymmetric to the downside. We think that going forward, the Fed will be guided by the outlook for global growth and by incoming inflation readings. It may be that the Fed will be "behind the curve," meaning that the rate hikes will only come as inflation ticks up. As a result, interest rates net of inflation, i.e. real rates of return, may be near zero or even negative for the foreseeable future.

The dollar could remain weak throughout 2016 if expectations about Fed rate hikes continue to adjust lower. Dollar weakness may be exacerbated by the fact that the European Central Bank (ECB) indicated at its March press conference that interest rates may not go any lower. While it may be premature to reach conclusions, market perception may be sinking in that the U.S. is nearing the top of its interest rate cycle just as other major economies may be near the lower bound on interest rates. We continue to see long term value in gold with a Fed that promises to be gradual with interest rate increases and a lower for longer approach to interest rates globally.

If you know of friends who might benefit from the Merk Funds, please ask them to call us or visit merkfunds.com to learn more about the Funds.

Sincerely,

Axel G. Merk
President & Chief Investment Officer

The views in this Report were those of the Fund Manager as of March 31, 2016 and may not reflect the views of the Manager on the date this Report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in a Fund and do not constitute investment advice.

Since the Funds primarily invest in foreign currencies, changes in currency exchange rates will affect the value of what the respective Fund owns and the price of the Fund's shares. Investing in foreign instruments bears a greater risk than investing in domestic instruments for reasons such as volatility of currency exchange rates and, in some cases, limited geographic focus, political and economic instability, and relatively illiquid markets. The Funds are subject to interest rate risk, which is the risk that debt securities in a Fund's portfolio will decline in value because of increases in market interest rates. As a non-diversified fund, the Merk Hard Currency Fund will be subject to more investment risk and potential for volatility than a diversified fund because its portfolio may, at times, focus on a limited number of issuers. The Funds may also invest in derivative securities, which can be volatile and involve various types and degrees of risk.
The Citigroup 3-Month U.S. T-Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

The JPMorgan 3-Month Global Cash Index tracks total returns of three-month constant maturity euro-currency deposits. The euro-currency deposits are the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality.  The index is unmanaged and includes reinvested distributions.  One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

JPMorgan does not sponsor, endorse or promote the Merk Hard Currency Fund in connection with any reference to the JPMorgan 3-Month Global Cash Index. JPMorgan makes no representation or warranty, express or implied regarding the advisability of investing in securities generally or in any product particularly or the ability of the JPMorgan 3-Month Global Cash Index to track general bond market performance.

2

MERK HARD CURRENCY FUND PERFORMANCE CHART AND ANALYSIS (Unaudited)	MARCH 31, 2016

The following chart reflects the change in the value of a hypothetical $10,000 investment in Investor Shares, including reinvested dividends and distributions, in Merk Hard Currency Fund (the "Fund") compared with the performance of the benchmark, JPMorgan 3-Month Global Cash Index, since inception. The JPMorgan 3-Month Global Cash Index tracks total returns of three-month constant maturity euro-currency deposits. The euro-currency deposits are the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality. The total return of the JPMorgan 3-Month Global Cash Index includes reinvestment of distributions. The total return of the Fund includes operating expenses that reduce returns, while the total return of the JPMorgan 3-Month Global Cash Index does not include expenses. The Fund is professionally managed while the JPMorgan 3-Month Global Cash Index is unmanaged and is not available for investment, nor is the JPMorgan 3-Month Global Cash Index  representative of the Fund's portfolio.
Comparison of Change in Value of a $10,000 Investment

Merk Hard Currency Fund Investor Shares vs. JPMorgan 3-Month Global Cash Index

Average Annual Total Returns				Since Inception
Periods Ended March 31, 2016	One Year	Five Year	Ten Year	(05/10/05)
Merk Hard Currency Fund Investor Shares	3.37%	-3.47%	2.12%	1.91%
Merk Hard Currency Fund Institutional Shares*	3.66%	-3.20%	2.30%	2.07%
JPMorgan 3-Month Global Cash Index	4.08%	-3.47%	1.47%	1.02%

*
For the Institutional Shares, performance for the above five year, ten year and since inception periods are blended average annual returns which include the returns of the Investor Shares prior to April 1, 2010, the commencement of operations of the Institutional Shares.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund's prospectus, the annual operating expense ratios (gross) for  Investor and Institutional Class are 1.30% and 1.05%, respectively. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (866) 637-5386 or visit www.merkfunds.com.

3

MERK ABSOLUTE RETURN CURRENCY FUND PERFORMANCE CHART AND ANALYSIS (Unaudited)	MARCH 31, 2016

The following chart reflects the change in the value of a hypothetical $10,000 investment in Investor Shares, including reinvested dividends and distributions, in Merk Absolute Return Currency Fund (the "Fund") compared with the performance of the benchmark, Citigroup 3-Month U.S. T-Bill Index, since inception. The Citigroup 3-Month U.S. T-Bill Index measures return equivalents of yield averages that are not marked to market and consists of the last three three-month Treasury bill month-end rates. The total return of the Citigroup 3-Month U.S. T-Bill Index includes reinvestment of distributions. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Citigroup 3-Month U.S. T-Bill Index does not include expenses. The Fund is professionally managed while the Citigroup 3-Month U.S. T-Bill Index is unmanaged and is not available for investment, nor is the Citigroup 3-Month U.S. T-Bill Index  representative of the Fund's portfolio.
Comparison of Change in Value of a $10,000 Investment

Merk Absolute Return Currency Fund Investor Shares  vs. Citigroup 3-Month U.S. T-Bill Index

Average Annual Total Returns			Since Inception
Periods Ended March 31, 2016	One Year	Five Year	(09/09/09)
Merk Absolute Return Currency Fund Investor Shares	1.72%	-1.88%	-0.84%
Merk Absolute Return Currency Fund Institutional Shares*	1.93%	-1.63%	0.59%
Citigroup 3-Month U.S. T-Bill Index**	0.08%	0.06%	0.07%

*
For  the Institutional Shares, performance for the above five year and since inception periods are blended average annual returns which include the returns of the Investor Shares prior to April 1, 2010, the commencement of operations of the Institutional Shares.

**			Since inception return for the Citigroup 3-Month U.S. T-Bill Index is for the period beginning August 31, 2009.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund's prospectus, the annual operating expense ratios (gross) for  Investor and Institutional Class are 1.30% and 1.05%, respectively. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (866) 637-5386 or visit www.merkfunds.com.

4

MERK HARD CURRENCY FUND SCHEDULE OF INVESTMENTS	MARCH 31, 2016

Principal	Security Description	Currency	Rate	Maturity	Value in USD

Foreign Bonds(a) - 48.7%
Non-U.S. Government - Australia - 1.4%
2,200,000	Australia Government Bond, Series 130 (b)	AUD	4.750%	06/15/16	$1,695,832

Non-U.S. Government - Austria - 2.0%
2,000,000	Austria Government Bond (b)	EUR	1.950	06/18/19	2,446,992

Non-U.S. Government - New Zealand - 0.3%
500,000	New Zealand Government Bond, Series 1217 (b)	NZD	6.000	12/15/17	368,837

Non-U.S. Government Agency - Germany - 4.7%
5,000,000	KFW	EUR	1.375	02/21/17	5,777,305

Non-U.S. Government Agency - Norway - 1.3%
13,000,000	Kommunalbanken AS, EMTN (b)	NOK	3.000	09/02/16	1,582,677

Non-U.S. Government Agency - Sweden - 15.6%
155,000,000	Kommuninvest I Sverige AB, Series 1610, MTN	SEK	2.000	10/12/16	19,350,442

Regional Authority - Australia - 2.5%
4,000,000	New South Wales Treasury Corp., Series 16	AUD	6.000	04/01/16	3,066,520

Regional Authority - Canada - 3.6%
1,700,000	Province of Alberta Canada	CAD	1.850	09/01/16	1,315,312
4,000,000	Province of Saskatchewan Canada	CAD	4.500	08/23/16	3,125,775
					4,441,087
Regional Authority - Norway - 0.4%
4,000,000	City of Oslo Norway	NOK	4.650	11/10/16	492,451

Regional Authority - Sweden - 2.1%
14,000,000	City of Gothenburg Sweden, EMTN	SEK	1.630	12/05/16	1,746,671
7,000,000	City of Gothenburg Sweden, EMTN	SEK	4.325	04/10/17	902,727
					2,649,398
Supranational - Europe - 14.8%
4,850,000	European Financial Stability Facility, EMTN (b)	EUR	2.750	12/05/16	5,634,113
4,100,000	European Investment Bank, EMTN	EUR	3.125	03/03/17	4,814,243
5,000,000	European Stability Mechanism, EMTN (b)(c)	EUR	0.000	10/28/16	5,701,009
18,530,000	Nordic Investment Bank, EMTN	NOK	3.000	09/01/16	2,257,018
					18,406,383
Total Foreign Bonds (Cost $58,295,535)					60,277,924

Foreign Treasury Securities(a) - 14.9%
Non-U.S. Government - Belgium - 4.1%
4,497,000	Belgium Treasury Bill, Series 12M (c)	EUR	0.000	04/14/16	5,117,841

Non-U.S. Government - Canada - 1.4%
2,200,000	Canadian Treasury Bill (c)	CAD	0.440	04/21/16	1,693,513

Non-U.S. Government - France - 4.6%
5,000,000	France Treasury Bill BTF (b)(c)	EUR	0.000	06/22/16	5,695,257

Non-U.S. Government - Norway - 1.4%
14,500,000	Norway Treasury Bill, Series 31 (b)(c)	NOK	0.582	06/15/16	1,750,975

Non-U.S. Government - Sweden - 3.4%
19,000,000	Sweden Treasury Bill (c)	SEK	0.000	06/15/16	2,343,842
14,500,000	Sweden Treasury Bill, Series 194D (c)	SEK	0.000	06/15/16	1,788,721
					4,132,563
Total Foreign Treasury Securities(Cost $17,933,744)					18,390,149

See Notes to Financial Statements.	5

MERK HARD CURRENCY FUND SCHEDULE OF INVESTMENTS	MARCH 31, 2016

Principal	Security Description	Currency	Rate	Maturity	Value in USD
U.S. Government & Agency Obligations(a)
U. S. Treasury Bills- 15.3%
4,000,000	U.S. Treasury Bill (d)	USD	0.291%	06/09/16	$3,998,692
15,000,000	U.S. Treasury Bill (d)	USD	0.274	06/16/16	14,994,135

Total U.S. Government & Agency Obligations (Cost $18,989,108)	18,992,827

Shares

Exchange Traded Product - United States - 19.1%
1,932,800	VanEck Merk Gold Trust (e)(f) (Cost $24,676,580)	USD	23,618,816

Money Market Fund - 1.2%
1,473,014	Morgan Stanley Institutional Liquidity Fund (g) (Cost $1,473,014)	USD	0.186	1,473,014

Total Investments – 99.2% (Cost $121,367,981)*	$122,752,730

Foreign Currencies – 0.3% (Cost $422,627)	430,473
Net Unrealized Gain/Loss on Forward Currency Contracts – 0.0%	19,737
Other Assets and Liabilities, Net – 0.5%	509,423
NET ASSETS – 100.0%	$123,712,363

EMTN MTN (a) (b)
European Medium Term Note
Medium Term Note
All or a portion of these securities are segregated to cover outstanding forward currency contract exposure.
Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $24,875,692 or 20.1% of net assets.

(c)	Zero coupon bond. Interest rate presented is yield to maturity.
(d)	Rate presented is yield to maturity.
(e)	Non-income producing security.
(f)	Affiliate.
(g)	Variable rate security. Rate presented is as of March 31, 2016.

*  Cost for federal income tax purposes is $126,599,696 and net unrealized depreciation consists of:
Gross Unrealized Appreciation	$2,853,791
Gross Unrealized Depreciation	(6,700,757)
Net Unrealized Depreciation	$(3,846,966)

Affiliated investments are investments that are managed by the Adviser, and are noted in the Merk Hard Currency Fund's Schedule of Investments.  Transactions during the period with affiliates were as follows:
Exchange Traded Product
VanEck Merk Gold Trust	Balance 03/31/15	Gross Additions	Gross Reductions	Balance 03/31/16	Realized Loss	Investment Income
Shares/Principal	2,529,800	100,000	(697,000)	1,932,800
Cost	$32,588,125	$1,067,000	$(8,978,545)	$24,676,580	$(1,061,041)	$-
Proceeds		-	(7,917,504)
Value	29,828,872	-	(6,210,056)	23,618,816

At March 31, 2016, the Merk Hard Currency Fund held the following futures contract:
Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Depreciation

5	Gold 100 oz. Future	06/30/16	$623,725	$(5,925)

As of March 31, 2016, the Merk Hard Currency Fund had the following forward currency contracts outstanding:

Counterparty	Contracts to Purchase		Settlement Date	Settlement Value	Net Unrealized Appreciation
BNY Brokerage, Inc.	2,250,000,000	Japanese Yen	05/11/16	$19,996,232	$19,737

See Notes to Financial Statements.	6

The following is a summary of the inputs used to value the Fund's investments and other financial instruments and liabilities as of March 31, 2016.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total

Assets
Investments At Value
Foreign Bonds	$-	$60,277,924	$-	$60,277,924
Foreign Treasury Securities	-	18,390,149	-	18,390,149
U.S. Treasury Bills	-	18,992,827	-	18,992,827
Exchange Traded Product	23,618,816	-	-	23,618,816
Money Market Fund	-	1,473,014	-	1,473,014
Total Investments At Value	$23,618,816	$99,133,914	$-	$122,752,730

Other Financial Instruments**
Forward Currency Contracts	-	19,737	-	19,737
Total Assets	$23,618,816	$99,153,651	$-	$122,772,467

Liabilities
Other Financial Instruments**
Futures	$(5,925)	$-	$-	$(5,925)
Total Liabilities	$(5,925)	$-	$-	$(5,925)

**Other Financial Instruments are derivatives not reflected in the Schedule of Investments, such as futures and forward currency contracts, which are valued at the unrealized appreciation (depreciation) at year end.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended March 31, 2016.
PORTFOLIO HOLDINGS
% of Net Assets
Foreign Bonds	48.7%
Foreign Treasury Securities	14.9%
U.S. Treasury Bills	15.3%
Exchange Traded Product	19.1%
Money Market Fund	1.2%
Foreign Currencies	0.3%
Net Unrealized Gain/Loss on Forward Currency Contracts	0.0%
Other Assets and Liabilities, Net	0.5%
100.0%

See Notes to Financial Statements.	7

MERK ABSOLUTE REUTURN CURRENCY FUND SCHEDULE OF INVESTMENTS	MARCH 31, 2016

Principal	Security Description	Currency	Rate	Maturity	Value in USD

Foreign Bonds (a) - 77.7%
Non-U.S. Government - Australia - 4.8%
2,000,000	Australia Government Bond, Series 130 (b)	AUD	4.750%	06/15/16	$1,541,666

Non-U.S. Government - New Zealand - 4.6%
2,000,000	New Zealand Government Bond, Series 1217 (b)	NZD	6.000	12/15/17	1,475,347

Non-U.S. Government - United Kingdom - 4.1%
900,000	United Kingdom Gilt (b)	GBP	4.000	09/07/16	1,312,666

Non-U.S. Government Agency - Germany - 4.3%
950,000	KFW, EMTN	GBP	3.750	09/07/16	1,382,464

Non-U.S. Government Agency - Norway - 4.6%
12,000,000	Kommunalbanken AS, EMTN (b)	NOK	3.000	09/02/16	1,460,932

Non-U.S. Government Agency - Sweden - 19.8%
51,000,000	Kommuninvest I Sverige AB, Series 1610, MTN	SEK	2.000	10/12/16	6,366,920

Regional Authority - Australia - 17.4%
1,750,000	New South Wales Treasury Corp., Series 16	AUD	6.000	04/01/16	1,341,602
2,000,000	Queensland Treasury Corp., Series 16 (b)	AUD	6.000	04/21/16	1,536,331
2,000,000	Treasury Corp of Victoria, Series 1116	AUD	5.750	11/15/16	1,567,256
1,500,000	Western Australian Treasury Corp., Series 16	AUD	3.000	06/08/16	1,151,563
					5,596,752
Regional Authority - Canada - 8.7%
1,800,000	Province of Manitoba Canada	CAD	2.050	12/01/16	1,398,782
1,800,000	Province of Saskatchewan Canada	CAD	4.500	08/23/16	1,406,598
					2,805,380
Supranational - Europe - 9.4%
1,300,000	European Financial Stability Facility, EMTN (b)	EUR	2.750	07/18/16	1,492,604
1,300,000	European Investment Bank, EMTN	EUR	3.875	10/15/16	1,512,410
					3,005,014

Total Foreign Bonds (Cost $24,414,137)	24,947,141

Foreign Treasury Securities(a) - 13.0%
Non-U.S. Government - Belgium - 3.5%
993,000	Belgium Treasury Bill, Series 12M (c)	EUR	0.000	04/14/16	1,130,090

Non-U.S. Government - Canada - 4.8%
2,000,000	Canadian Treasury Bill (c)	CAD	0.471	06/16/16	1,538,510

Non-U.S. Government - Norway - 4.7%
12,500,000	Norway Treasury Bill, Series 32 (b)(c)	NOK	0.360	09/21/16	1,508,129

Total Foreign Treasury Securities (Cost $4,005,270)	4,176,729

U.S. Government & Agency Obligations - 10.3%
U.S. Treasury Bills(a) - 10.3%
1,500,000	U.S. Treasury Bill (d)	USD	0.251-0.262	04/21/16	1,499,918
1,800,000	U.S. Treasury Bill (d)	USD	0.166	06/30/16	1,799,073

Total U.S. Government & Agency Obligations (Cost $3,299,041)	3,298,991

Shares

Money Market Fund - 6.4%
2,046,043	Morgan Stanley Institutional Liquidity Fund (e) (Cost $2,046,043)	USD	0.186	2,046,043

Total Investments – 107.4% (Cost $33,764,491)*	$34,468,904

Foreign Currencies – 0.1% (Cost $22,144)	22,447
Net Unrealized Gain/Loss on Forward Currency Contracts – (2.9)%	(919,181)
Other Assets and Liabilities, Net – (4.6)%	(1,492,551)
NET ASSETS – 100.0%	$32,079,619

See Notes to Financial Statements.	8

EMTN MTN	European Medium Term Note Medium Term Note
(a)	All or a portion of these securities are segregated to cover forward currency contract exposure.
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $10,327,675 or 32.2% of net assets.
(c)	Zero coupon bond. Interest rate presented is yield to maturity.
(d)	Rate presented is yield to maturity.
(e)	Variable rate security. Rate presented is as of March 31, 2016.

*  Cost for federal income tax purposes is $33,764,531 and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$964,807
Gross Unrealized Depreciation	(260,434)
Net Unrealized Appreciation	$704,373

As of March 31, 2016, the Merk Absolute Return Currency Fund had the following forward currency contracts outstanding:

Counterparty	Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	(259,850,000)	Japanese Yen	04/20/16	$(2,291,900)	$(18,368)
	(4,570,000)	New Zealand Dollar	04/20/16	(3,088,045)	(67,389)
	(100,810,000)	Norwegian Krone	04/20/16	(11,788,024)	(393,845)
	22,750,000	Norwegian Krone	04/20/16	2,732,712	16,395
	40,550,000	Norwegian Krone	04/20/16	4,837,163	62,894
	47,900,000	Norwegian Krone	04/20/16	5,648,463	139,767
	(14,460,000)	Swedish Krona	04/20/16	(1,762,044)	(20,385)
	11,570,000	Swedish Krona	04/20/16	1,399,780	26,409
	30,150,000	Swedish Krona	04/20/16	3,723,660	(7,186)
	72,530,000	Swedish Krona	04/20/16	8,686,046	254,448
BNY Brokerage, Inc.	440,000	Australian Dollar	04/20/16	327,875	9,099
	410,000	Canadian Dollars	04/20/16	306,810	8,886
	(2,840,000)	Euro	04/20/16	(3,211,759)	(21,808)
	150,000	Euro	04/20/16	166,842	3,945
	(4,765,000)	New Zealand Dollar	04/20/16	(3,183,506)	(106,568)
	540,000	New Zealand Dollar	04/20/16	356,556	16,297
	4,350,000	Norwegian Krone	04/20/16	508,397	17,257
	(3,820,000)	Pounds Sterling	04/20/16	(5,407,267)	(79,536)
	(685,000)	Pounds Sterling	04/20/16	(986,354)	2,464
	60,000	Pounds Sterling	04/20/16	84,977	1,203
	1,095,000	Pounds Sterling	04/20/16	1,554,460	18,328
	3,935,000	Pounds Sterling	04/20/16	5,665,558	(13,576)
	230,000	Swedish Krona	04/20/16	27,724	627
J.P. Morgan Securities LLC	(7,050,000)	Australian Dollar	04/20/16	(5,293,714)	(105,528)
	(5,735,000)	Australian Dollar	04/20/16	(4,409,094)	16,944
	(1,475,000)	Australian Dollar	04/20/16	(1,110,572)	(19,056)
	(895,000)	Australian Dollar	04/20/16	(667,241)	(18,195)
	636,000	Australian Dollar	04/20/16	475,073	12,008
	5,955,000	Australian Dollar	04/20/16	4,503,382	57,255
	(5,850,000)	Canadian Dollars	04/20/16	(4,493,950)	(10,497)
	(2,445,000)	Canadian Dollars	04/20/16	(1,849,581)	(33,047)
	(1,930,000)	Canadian Dollars	04/20/16	(1,495,452)	9,370
	(1,080,000)	Canadian Dollars	04/20/16	(827,926)	(3,664)
	2,565,000	Canadian Dollars	04/20/16	1,959,401	15,625
	4,330,000	Canadian Dollars	04/20/16	3,345,978	(11,917)
	7,500,000	Canadian Dollars	04/20/16	5,601,710	173,221
	(4,620,000)	Euro	04/20/16	(5,228,921)	(31,318)
	(2,075,000)	Euro	04/20/16	(2,340,898)	(21,655)
	1,175,000	Euro	04/20/16	1,313,844	23,987
	1,510,000	Euro	04/20/16	1,693,368	25,887
	1,595,000	Euro	04/20/16	1,817,984	(1,949)
	1,995,000	Euro	04/20/16	2,220,710	50,757
	3,050,000	Euro	04/20/16	3,384,146	88,522
	4,335,000	Euro	04/20/16	4,824,934	110,809
	(1,040,900,000)	Japanese Yen	04/20/16	(9,322,634)	68,221
	(797,600,000)	Japanese Yen	04/20/16	(7,077,266)	(14,020)

See Notes to Financial Statements.	9

Counterparty	Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
J.P. Morgan Securities LLC	(715,950,000)	Japanese Yen	04/20/16	$(6,357,774)	$(7,579)
	(571,300,000)	Japanese Yen	04/20/16	(5,091,352)	12,049
	(214,250,000)	Japanese Yen	04/20/16	(1,901,675)	(3,175)
	199,250,000	Japanese Yen	04/20/16	1,785,948	(14,461)
	512,300,000	Japanese Yen	04/20/16	4,599,121	(44,374)
	684,750,000	Japanese Yen	04/20/16	6,033,565	54,396
	758,850,000	Japanese Yen	04/20/16	6,743,674	3,094
	1,469,600,000	Japanese Yen	04/20/16	13,056,558	9,332
	(4,855,000)	New Zealand Dollar	04/20/16	(3,275,266)	(76,951)
	(3,305,000)	New Zealand Dollar	04/20/16	(2,171,716)	(110,277)
	845,000	New Zealand Dollar	04/20/16	586,582	(3,138)
	1,100,000	New Zealand Dollar	04/20/16	736,709	22,805
	1,670,000	New Zealand Dollar	04/20/16	1,136,808	16,272
	2,540,000	New Zealand Dollar	04/20/16	1,718,012	35,774
	4,790,000	New Zealand Dollar	04/20/16	3,177,051	130,285
	(8,760,000)	Norwegian Krone	04/20/16	(1,019,663)	(38,895)
	(6,745,000)	Pounds Sterling	04/20/16	(9,579,774)	(108,311)
	(3,290,000)	Pounds Sterling	04/20/16	(4,767,836)	42,291
	(2,340,000)	Pounds Sterling	04/20/16	(3,370,741)	9,715
	(2,255,000)	Pounds Sterling	04/20/16	(3,238,750)	(187)
	(2,140,000)	Pounds Sterling	04/20/16	(3,010,354)	(63,404)
	875,000	Pounds Sterling	04/20/16	1,258,069	(1,275)
	2,775,000	Pounds Sterling	04/20/16	3,923,462	62,370
	(38,440,000)	Swedish Krona	04/20/16	(4,708,552)	(29,798)
	(37,775,000)	Swedish Krona	04/20/16	(4,460,863)	(195,516)
	(15,560,000)	Swedish Krona	04/20/16	(1,869,337)	(48,684)
	(11,420,000)	Swedish Krona	04/20/16	(1,375,053)	(32,646)
	(10,090,000)	Swedish Krona	04/20/16	(1,229,299)	(14,457)
	(7,705,000)	Swiss Franc	04/20/16	(7,709,431)	(310,850)
	(4,055,000)	Swiss Franc	04/20/16	(4,209,340)	(11,586)
	(3,600,000)	Swiss Franc	04/20/16	(3,719,362)	(27,946)
	680,000	Swiss Franc	04/20/16	688,013	19,812
	1,415,000	Swiss Franc	04/20/16	1,453,210	19,690
	2,660,000	Swiss Franc	04/20/16	2,774,365	(5,521)
	2,765,000	Swiss Franc	04/20/16	2,806,883	71,258
	5,070,000	Swiss Franc	04/20/16	5,236,565	40,894
RBC Capital Markets, LLC	(13,170,000)	Australian Dollar	04/20/16	(9,876,038)	(210,206)
	(1,255,000)	Australian Dollar	04/20/16	(930,347)	(30,795)
	11,990,000	Australian Dollar	04/20/16	9,189,855	(7,314)
	(17,560,000)	Canadian Dollars	04/20/16	(13,260,997)	(260,043)
	(10,165,000)	Canadian Dollars	04/20/16	(7,604,861)	(222,096)
	(8,290,000)	Canadian Dollars	04/20/16	(6,235,558)	(147,666)
	(13,055,000)	Euro	04/20/16	(14,318,554)	(545,604)
	(279,400,000)	Japanese Yen	04/20/16	(2,462,976)	(21,108)
	1,264,750,000	Japanese Yen	04/20/16	11,349,330	(104,716)
	(1,680,000)	New Zealand Dollar	04/20/16	(1,131,005)	(28,980)
	9,970,000	Norwegian Krone	04/20/16	1,205,457	(683)
	11,080,000	Norwegian Krone	04/20/16	1,304,079	34,827
	19,730,000	Norwegian Krone	04/20/16	2,327,091	57,080
	4,565,000	Swiss Franc	04/20/16	4,639,364	112,431
Societe Generale Securities	(1,110,000)	Canadian Dollars	04/20/16	(827,365)	(27,325)
	13,855,000	Canadian Dollars	04/20/16	10,324,958	343,266
	(1,970,000)	Euro	04/20/16	(2,224,881)	(18,121)
	9,005,000	Euro	04/20/16	10,027,414	225,497
	(126,750,000)	Japanese Yen	04/20/16	(1,127,999)	1,093
	(30,800,000)	Norwegian Krone	04/20/16	(3,676,119)	(45,750)
	(11,350,000)	Norwegian Krone	04/20/16	(1,338,747)	(32,785)
	18,860,000	Norwegian Krone	04/20/16	2,227,546	51,495
	41,815,000	Norwegian Krone	04/20/16	4,872,527	180,393
	(4,265,000)	Pounds Sterling	04/20/16	(6,096,477)	(29,496)
	3,470,000	Pounds Sterling	04/20/16	4,926,280	57,806

See Notes to Financial Statements.	10

Counterparty	Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
Societe Generale Securities	(10,920,000)	Swedish Krona	04/20/16	$(1,329,361)	$(16,705)
	15,000,000	Swedish Krona	04/20/16	1,816,990	32,002
	31,100,000	Swedish Krona	04/20/16	3,731,379	102,198
					$(919,181)

The following is a summary of the inputs used to value the Fund's investments and other financial instruments and liabilities as of March 31, 2016.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total

Assets
Investments At Value
Foreign Bonds	$-	$24,947,141	$-	$24,947,141
Foreign Treasury Securities	-	4,176,729	-	4,176,729
U.S. Treasury Bills	-	3,298,991	-	3,298,991
Money Market Fund	-	2,046,043	-	2,046,043
Total Investments At Value	$-	$34,468,904	$-	$34,468,904

Other Financial Instruments**
Forward Currency Contracts	-	2,978,750	-	2,978,750
Total Assets	$-	$37,447,654	$-	$37,447,654

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$-	$(3,897,931)	$-	$(3,897,931)
Total Liabilities	$-	$(3,897,931)	$-	$(3,897,931)

**Other Financial Instruments are derivatives not reflected in the Schedule of Investments, such as forward currency contracts, which are valued at the unrealized appreciation (depreciation) at year end.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended March 31, 2016.
PORTFOLIO HOLDINGS
% of Net Assets
Foreign Bonds	77.7%
Foreign Treasury Securities	13.0%
U.S. Treasury Bills	10.3%
Money Market Fund	6.4%
Foreign Currencies	0.1%
Net Unrealized Gain/Loss on Forward Currency Contracts	(2.9)%
Other Assets and Liabilities, Net	(4.6)%
100.0%

See Notes to Financial Statements.	11

STATEMENTS OF ASSETS AND LIABILITIES	MARCH 31, 2016

	MERK HARD CURRENCY FUND	MERK ABSOLUTE RETURN CURRENCY FUND
ASSETS
. Total investments, at value (Cost $96,691,401 and $33,764,491, respectively)	$99,133,914	$34,468,904
Total investments in affiliates, at value (Cost $24,676,580 and $0, respectively)	23,618,816	-
Total Investments	122,752,730	34,468,904
Deposits with brokers	22,500	-
Foreign currency (Cost $422,627 and $22,144, respectively)	430,473	22,447
Receivables:
Fund shares sold	146,938	58,929
Dividends and interest	541,801	356,959
Variation margin	3,500	-
Unrealized gain on forward currency contracts	19,737	2,978,750
Total Assets	123,917,679	37,885,989

LIABILITIES
Unrealized loss on forward currency contracts	-	3,897,931
Payables:
Investment securities purchased	-	1,799,253
Fund shares redeemed	105,658	83,721
Accrued Liabilities:
Investment adviser fees	72,493	19,764
Distribution fees	21,999	4,338
Other expenses	5,166	1,363
Total Liabilities	205,316	5,806,370

NET ASSETS	$123,712,363	$32,079,619

COMPONENTS OF NET ASSETS
Paid-in capital	$132,416,569	$32,177,683
Undistributed (distributions in excess of) net investment income	(1,065,798)	103,579
Accumulated net realized loss	(9,066,322)	(1,459)
Net unrealized appreciation (depreciation)	1,427,914	(200,184)
NET ASSETS	$123,712,363	$32,079,619
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	10,744,439	2,310,798
Institutional Shares	1,848,074	1,290,936
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Investor Shares (based on net assets of $105,416,793 and $20,496,977, respectively)	$9.81	$8.87
Institutional Shares (based on net assets of $18,295,570 and $11,582,642, respectively)	$9.90	$8.97

See Notes to Financial Statements.	12

STATEMENTS OF OPERATIONS	YEAR ENDED MARCH 31, 2016

	MERK HARD CURRENCY FUND	MERK ABSOLUTE RETURN CURRENCY FUND
INVESTMENT INCOME
Dividend income	$735	$393
Interest income (Net of foreign withholding taxes of $11,469 and $10,036, respectively)	229,777	244,224
Total Investment Income	230,512	244,617

EXPENSES
Investment adviser fees	1,362,882	344,403
Non 12b-1 shareholder servicing fees:
Investor Shares	56,352	11,109
Institutional Shares	11,793	6,112
Distribution fees:
Investor Shares	281,753	55,544
Interest expense	510	344
Total Expenses	1,713,290	417,512
Fees waived by Adviser	(94,995)	-
Net Expenses	1,618,295	417,512

NET INVESTMENT LOSS	(1,387,783)	(172,895)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated issuers	(8,495,587)	(3,171,621)
Investments in affiliated issuers	(1,061,041)	-
Foreign currency transactions	749,366	527,713
Futures	20,728	-
Net realized loss	(8,786,534)	(2,643,908)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	11,806,055	3,520,729
Investments in affiliated issuers	1,701,489	-
Foreign currency translations	375,098	(184,720)
Futures	1,845	-
Net change in unrealized appreciation (depreciation)	13,884,487	3,336,009
NET REALIZED AND UNREALIZED GAIN	5,097,953	692,101
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,710,170	$519,206

See Notes to Financial Statements.	13

STATEMENTS OF CHANGES IN NET ASSETS

	MERK HARD CURRENCY FUND		MERK ABSOLUTE RETURN CURRENCY FUND
	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015
OPERATIONS
Net investment loss	$(1,387,783)	$(1,521,403)	$(172,895)	$(168,694)
Net realized gain (loss)	(8,786,534)	(34,274,506)	(2,643,908)	233,865
Net change in unrealized appreciation (depreciation)	13,884,487	(6,351,622)	3,336,009	(3,446,825)
Increase (Decrease) in Net Assets Resulting from Operations	3,710,170	(42,147,531)	519,206	(3,381,654)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Investor Shares	-	(1,673,443)	-	(477,971)
Institutional Shares	-	(422,330)	-	(265,320)
Total Distributions to Shareholders	-	(2,095,773)	-	(743,291)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	11,846,783	25,771,773	3,881,820	19,802,199
Institutional Shares	890,570	14,828,359	4,829,525	20,141,007
Reinvestment of distributions:
Investor Shares	-	1,556,133	-	409,678
Institutional Shares	-	408,745	-	261,019
Redemption of shares:
Investor Shares	(36,085,357)	(118,670,153)	(7,795,822)	(16,887,682)
Institutional Shares	(12,126,216)	(33,879,813)	(11,297,516)	(12,751,655)
Increase (Decrease) in Net Assets from Capital Share Transactions	(35,474,220)	(109,984,956)	(10,381,993)	10,974,566
Increase (Decrease) in Net Assets	(31,764,050)	(154,228,260)	(9,862,787)	6,849,621

NET ASSETS
Beginning of Year	155,476,413	309,704,673	41,942,406	35,092,785
End of Year (Including line (a))	$123,712,363	$155,476,413	$32,079,619	$41,942,406

SHARE TRANSACTIONS
Sale of shares:
Investor Shares	1,241,543	2,359,037	442,760	2,153,525
Institutional Shares	91,370	1,327,748	551,578	2,164,257
Reinvestment of distributions:
Investor Shares	-	135,316	-	44,725
Institutional Shares	-	35,389	-	28,341
Redemption of shares:
Investor Shares	(3,819,818)	(11,053,749)	(896,223)	(1,848,924)
Institutional Shares	(1,282,016)	(3,165,083)	(1,286,330)	(1,427,427)
Increase (Decrease) in Shares	(3,768,921)	(10,361,342)	(1,188,215)	1,114,497

(a) Undistributed (distributions in excess of) net investment income	$(1,065,798)	$(20,345,926)	$103,579	$318,405

See Notes to Financial Statements.	14

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.
For the Years Ended March 31,
MERK HARD CURRENCY FUND	2016	2015	2014	2013	2012
INVESTOR SHARES
NET ASSET VALUE, Beginning of Year	$9.49	$11.58	$11.91	$12.04	$12.58
INVESTMENT OPERATIONS
Net investment loss (a)	(0.10)	(0.07)	(0.09)	(0.04)	—	(b)
Net realized and unrealized gain (loss)	0.42	(1.94)	0.09	(c)	0.02	(c)	(0.22)
Total from Investment Operations	0.32	(2.01)	—	(0.02)	(0.22)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	(0.08)	(0.21)	—	(0.15)
Net realized gain	—	—	(0.12)	(0.11)	(0.17)
Total Distributions to Shareholders	—	(0.08)	(0.33)	(0.11)	(0.32)
NET ASSET VALUE, End of Year	$9.81	$9.49	$11.58	$11.91	$12.04
TOTAL RETURN	3.37%	(17.47)%	0.08%	(0.15)%	(1.68)%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$105,417	$126,449	$253,432	$464,720	$468,130
Ratios to Average Net Assets:
Net investment loss	(1.06)%	(0.66)%	(0.76)%	(0.30)%	(0.01)%
Net expenses	1.23%	1.24%	1.30%	1.30%	1.30%
Gross expenses	1.30	%(d)	1.30	%(d)	1.30%	1.30%	1.30%
PORTFOLIO TURNOVER RATE(e)	85%	116%	45%	56%	94%

For the Years Ended March 31,
INSTITUTIONAL SHARES	2016	2015	2014	2013	2012
NET ASSET VALUE, Beginning of Year	$9.55	$11.62	$11.95	$12.05	$12.59
INVESTMENT OPERATIONS
Net investment income (loss) (a)	(0.08)	(0.05)	(0.06)	(0.02)	0.03
Net realized and unrealized gain (loss)	0.43	(1.93)	0.10	(c)	0.03	(c)	(0.23)
Total from Investment Operations	0.35	(1.98)	0.04	0.01	(0.20)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	(0.09)	(0.25)	—	(0.17)
Net realized gain	—	—	(0.12)	(0.11)	(0.17)
Total Distributions to Shareholders	—	(0.09)	(0.37)	(0.11)	(0.34)
NET ASSET VALUE, End of Year	$9.90	$9.55	$11.62	$11.95	$12.05
TOTAL RETURN	3.66%	(17.18)%	0.38%	0.10%	(1.49)%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$18,296	$29,027	$56,273	$75,547	$83,055
Ratios to Average Net Assets:
Net investment income (loss)	(0.81)%	(0.41)%	(0.52)%	(0.15)%	0.26%
Net expenses	0.98%	0.99%	1.05%	1.05%	1.05%
Gross expenses	1.05	%(d)	1.05	%(d)	1.05%	1.05%	1.05%
PORTFOLIO TURNOVER RATE(e)	85%	116%	45%	56%	94%
(a)	Calculated based on average shares outstanding during each year.
(b)	Less than $0.01 per share.
(c)
The net realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

(d)	Reflects the expense ratio excluding any waivers and/or reimbursements.
(e)	The portfolio turnover rate is calculated without regard to any securities whose maturities or expiration dates at the time of acquisition were one year or less.

See Notes to Financial Statements.	15

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.
	For the Years Ended March 31,
MERK ABSOLUTE RETURN CURRENCY FUND	2016	2015	2014	2013	2012
INVESTOR SHARES
NET ASSET VALUE, Beginning of Year	$8.72	$9.53	$9.18	$9.37	$10.27
INVESTMENT OPERATIONS
Net investment loss (a)	(0.05)	(0.05)	(0.05)	(0.09)	(0.11)
Net realized and unrealized gain (loss)	0.20	(0.57)	0.57	(0.10)	(0.66)
Total from Investment Operations	0.15	(0.62)	0.52	(0.19)	(0.77)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	(0.19)	(0.17)	—	(0.13)
Net realized gain	—	—	—	—	—
Total Distributions to Shareholders	—	(0.19)	(0.17)	—	(0.13)
NET ASSET VALUE, End of Year	$8.87	$8.72	$9.53	$9.18	$9.37
TOTAL RETURN	1.72%	(6.59)%	5.68%	(2.03)%	(7.57)%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$20,497	$24,113	$23,016	$10,733	$19,662
Ratios to Average Net Assets:
Net investment loss	(0.59)%	(0.53)%	(0.53)%	(0.98)%	(1.18)%
Net expenses	1.30%	1.30%	1.30%	1.30%	1.30%
Gross expenses	1.30%	1.30%	1.30%	1.30%	1.30%
PORTFOLIO TURNOVER RATE(b)	59%	58%	0%	0%	0%

	For the Years Ended March 31,
INSTITUTIONAL SHARES	2016	2015	2014	2013	2012
NET ASSET VALUE, Beginning of Year	$8.80	$9.58	$9.22	$9.39	$10.28
INVESTMENT OPERATIONS
Net investment loss (a)	(0.03)	(0.02)	(0.03)	(0.06)	(0.09)
Net realized and unrealized gain (loss)	0.20	(0.56)	0.58	(0.11)	(0.67)
Total from Investment Operations	0.17	(0.58)	0.55	(0.17)	(0.76)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	(0.20)	(0.19)	—	(0.13)
Net realized gain	—	—	—	—	—
Total Distributions to Shareholders	—	(0.20)	(0.19)	—	(0.13)
NET ASSET VALUE, End of Year	$8.97	$8.80	$9.58	$9.22	$9.39
TOTAL RETURN	1.93%	(6.18)%	5.94%	(1.81)%	(7.41)%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$11,583	$17,829	$12,077	$6,120	$5,578
Ratios to Average Net Assets:
Net investment loss	(0.34)%	(0.27)%	(0.28)%	(0.67)%	(0.94)%
Net expenses	1.05%	1.05%	1.05%	1.05%	1.05%
Gross expenses	1.05%	1.05%	1.05%	1.05%	1.05%
PORTFOLIO TURNOVER RATE(b)	59%	58%	0%	0%	0%
(a)	Calculated based on average shares outstanding during each year.
(b)	The portfolio turnover rate is calculated without regard to any securities whose maturities or expiration dates at the time of acquisition were one year or less.

See Notes to Financial Statements.	16

NOTES TO FINANCIAL STATEMENTS	MARCH 31, 2016

Note 1. Organization
The Merk Hard Currency Fund and the Merk Absolute Return Currency Fund (individually included in the defined term, "Fund" and, collectively included in the defined term, "Funds") are a non-diversified portfolio and a diversified portfolio of Forum Funds (the "Trust"), respectively.  The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the "Act"), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value. Each Fund currently offers two classes of shares: Investor Shares and Institutional Shares. The Merk Hard Currency Fund seeks to profit from a rise in hard currencies relative to the U.S. dollar. The Merk Absolute Return Currency Fund seeks to generate positive absolute returns by investing in securities and instruments that create exposure to currencies. The Merk Hard Currency Fund Investor Shares and Institutional Shares commenced operations on May 10, 2005 and April 1, 2010, respectively. The Merk Absolute Return Currency Fund Investor Shares and Institutional Shares commenced operations on September 9, 2009 and April 1, 2010, respectively.
Note 2. Summary of Significant Accounting Policies
These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:
Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange-traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Shares of open-end mutual funds are valued at net asset value ("NAV"). Futures contracts listed for trading on a securities exchange or board of trade shall be valued at the last quoted sales price or in the absence of a sale at the mean of the last bid and asked prices. Forward currency contracts are generally valued at the mean of bid and ask prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Short-term investments that mature in 60 days or less may be valued at amortized cost.
Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust's Valuation Committee, as defined in each Fund's registration statement, performs certain functions as they relate to the administration and oversight of each Fund's valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.
Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different Net Asset Value ("NAV") than a NAV determined by using market quotes.
Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of each Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1 — quoted prices in active markets for identical assets and liabilities
Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments)
The aggregate value by input level, as of March 31, 2016, for each Fund's investments is included at the end of each Fund's Schedule

17

of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund's foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of net asset value. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its net asset value.
The values of each individual forward currency contract outstanding as of March 31, 2016, are disclosed in each Fund's Schedule of Investments.
Futures Contracts – Each Fund may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the fund as unrealized gains or losses. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.
Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least quarterly. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.
Federal Taxes – Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code") and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of March 31, 2016, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
The Funds' class-specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class' respective net assets to the total net assets of each Fund.
Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund's maximum exposure under these arrangements is

18

dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
Note 3. Fees and Expenses
Investment Adviser – Merk Investments LLC (the "Adviser") is the investment adviser to each Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Funds at an annual rate of 1.00% of each Fund's average daily net assets.
Under the terms of the Investment Advisory Agreement for the Funds the Adviser is obligated to pay all expenses of each Fund except any expenses it is authorized to pay under Rule 12b-1, brokerage costs, commissions, borrowing costs, taxes, the non 12b-1 shareholder servicing fees, acquired fund fees and expenses and extraordinary and non-recurring expenses.
Distribution – Foreside Fund Services, LLC serves as each Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") or their affiliates. The Trust, on behalf of the Funds, has adopted a Distribution Plan (the "Plan") for Investor Shares of the Funds in accordance with Rule 12b-1 of the Act. Under the Plan, the Funds pay the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of each Fund's Investor Shares for the marketing of fund shares and for services provided to shareholders.
Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.
Note 4. Fees Waived
During this period, Merk Hard Currency Fund invested in VanEck Merk Gold Trust, an Exchange Traded Product sponsored by the Adviser.  As of March 31, 2016, Merk Hard Currency Fund owned approximately 24.0% of VanEck Merk Gold Trust.  The Adviser has agreed to waive fees in an amount equal to the fee it receives from VanEck Merk Gold Trust based on Merk Hard Currency Fund's investment in VanEck Merk Gold Trust (NYSE:OUNZ).  For the year ended March 31, 2016, the Adviser waived fees of $94,995 for Merk Hard Currency Fund.
Note 5. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended March 31, 2016, were as follows:

	Purchases	Sales
Merk Hard Currency Fund	$49,589,022	$58,604,193
Merk Absolute Return Currency Fund	8,929,305	4,119,784

Note 6. Summary of Derivative Activity
The volume of open derivative positions may vary on a daily basis as each Fund transacts derivative contracts in order to achieve the exposure desired by the Adviser. The notional value of activity for the year ended March 31, 2016 for any derivative type that was held during the year is as follows:
	Merk Hard Currency Fund	Merk Absolute Return Currency Fund
Forward Currency Contracts	$248,630,812	$6,361,654,068
Futures	6,862,264	-

Each Fund's use of derivatives during the year ended March 31, 2016, was limited to futures and forward currency contracts.

19

Following is a summary of the effect of derivatives on the Statements of Assets and Liabilities for each Fund as of March 31, 2016:
Merk Hard Currency Fund
Location:	Currency Contracts	Commodity Contracts
Asset derivatives:
Receivable – variation margin	$-	$3,500
Unrealized gain on forward currency contracts	19,737	-
Total Asset derivatives	$19,737	$3,500

Merk Absolute Return Currency Fund
Location:	Currency Contracts
Asset derivatives:
Unrealized gain on forward currency contracts	$2,978,750

Liability derivatives:
Unrealized loss on forward currency contracts	$(3,897,931)

Realized and unrealized gains and losses on derivatives contracts during the year ended March 31, 2016, by each Fund are recorded in the following locations on the Statements of Operations:
Merk Hard Currency Fund
Location:	Currency Contracts	Commodity Contracts
Net realized gain (loss) on:
Futures	$-	$20,728
Foreign currency transactions	1,162,380	-
Total net realized gain (loss)	$1,162,380	$20,728

Net change in unrealized appreciation (depreciation) on:
Futures	$-	$1,845
Foreign currency translations	186,134	-
	$186,134	$1,845

Merk Absolute Return Currency Fund
Location:	Currency Contracts
Net realized gain (loss) on:
Foreign currency transactions	$704,841

Net change in unrealized appreciation (depreciation) on:
Foreign currency translations	$(224,574)

Asset (Liability) amounts shown in the table below represent amounts for derivative related investments for each Fund at March 31, 2016. These amounts may be collateralized by cash or financial instruments.

	Gross Asset (Liability) as Presented in the Statements of Assets and Liabilities	Financial Instruments (Received) Pledged**	Cash Collateral (Received) Pledged**	Net Amount
Merk Hard Currency Fund
Assets:
Over-the-counter derivatives*	$23,237	$-	$-	$23,237
Merk Absolute Return Currency Fund
Assets:
Over-the-counter derivatives*	$2,987,750	$-	$-	$2,987,750
Liabilities:
Over-the-counter derivatives*	(3,897,931)	3,897,931	-	-

*    Over-the-counter derivatives may consist of forward currency contracts and futures contracts.  The amounts disclosed above represent the exposure to one or more counterparties.  For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation), see the Schedule of Investments.
**   The actual financial instruments and cash collateral (received) pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statements of Assets and Liabilities.

20

Note 7. Federal Income Tax
There were no distributions paid during the fiscal year ended March 31, 2016 for either Fund. Distributions paid during the fiscal year ended March 31, 2015 were characterized for tax purposes as follows:
Ordinary Income
Merk Hard Currency Fund	$2,095,773
Merk Absolute Return Currency Fund	$743,291

As of March 31, 2016, distributable earnings (accumulated loss) on a tax basis were as follows:
Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total

Merk Hard Currency Fund	$(4,886,593)	$(3,817,613)	$(8,704,206)
Merk Absolute Return Currency Fund	(817,021)	718,957	(98,064)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to grantor trust adjustments, futures contracts, forward contracts and wash sales.
For tax purposes, the current year post-October loss was $1,095,099 for Merk Hard Currency Fund, and the current deferred late year ordinary loss was $1,046,061 and $815,602 for Merk Hard Currency Fund and Merk Absolute Return Currency Fund, respectively (realized during the period November 1, 2015 through March 31, 2016). These losses will be recognized for tax purposes on the first business day of each Fund's next fiscal year, April 1, 2016.
As of March 31, 2016, the Funds had the following available short term and long term capital loss carry forwards that have no expiration date:
	Short Term	Long Term
Merk Hard Currency Fund	$495,245	$2,250,188
Merk Absolute Return Currency Fund	1,419	-

On the Statements of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2016. The following reclassifications were the result of currency gain/loss reclassification, grantor trust adjustments and net operating losses and have no impact on the net assets of each Fund.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in-Capital

Merk Hard Currency Fund	$20,667,911	$7,851,590	$(28,519,501)
Merk Absolute Return Currency Fund	(41,931)	2,643,684	(2,601,753)

Note 8. Underlying Investments in Other Pooled Investment Vehicles
The Merk Hard Currency Fund currently invests a portion of its assets in the VanEck Merk Gold Trust. The Merk Hard Currency Fund may eliminate its investments at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders.
The performance of the Merk Hard Currency Fund may be directly affected by the performance of the VanEck Merk Gold Trust. The financial statements of the VanEck Merk Gold Trust, including the portfolio of investments, can be found at the Merk Funds website www.merkfunds.com, or the Securities and Exchange Commission's website www.sec.gov and should be read in conjunction with the Merk Hard Currency Fund's financial statements.  As of March 31, 2016 the percentage of the Merk Hard Currency Fund's net assets invested in the VanEck Merk Gold Trust was 19.1%.
Note 9. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and each Fund has had no such events.

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	MARCH 31, 2016

To the Shareholders of Merk Hard Currency Fund and Merk Absolute Return Currency Fund
and the Board of Trustees of Forum Funds

We have audited the accompanying statements of assets and liabilities of the Merk Hard Currency Fund and Mark Absolute Return Currency Fund (the "Funds"), each a series of shares of beneficial interest in the Forum Funds, including the schedules of investments, as of March 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2016 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Merk Hard Currency Fund and Merk Absolute Return Currency Fund as of March 31, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
May 24, 2016

22

ADDITIONAL INFORMATION (Unaudited)	MARCH 31, 2016

Proxy Voting Information
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund's portfolio is available, without charge and upon request, by calling (866) 637-5386 and on the U.S. Securities and Exchange Commission's (the "SEC") website at www.sec.gov. Each Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 637-5386 and on the SEC's website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Shareholder Expense Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2015, through March 31, 2016.
Actual Expenses – The first line under each Fund of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line under each Fund of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	October 1, 2015	March 31, 2016	Period*	Ratio*
Merk Hard Currency Fund
Investor Shares
Actual	$1,000.00	$1,048.08	$6.30	1.23%
Hypothetical (5% return before taxes)	$1,000.00	$1,018.85	$6.21	1.23%
Institutional Shares
Actual	$1,000.00	$1,049.85	$5.02	0.98%
Hypothetical (5% return before taxes)	$1,000.00	$1,020.10	$4.95	0.98%

Merk Absolute Return Currency Fund
Investor Shares
Actual	$1,000.00	$1,032.59	$6.61	1.30%
Hypothetical (5% return before taxes)	$1,000.00	$1,018.50	$6.56	1.30%
Institutional Shares
Actual	$1,000.00	$1,033.41	$5.34	1.05%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.75	$5.30	1.05%

*  Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 366 to reflect the half year period.

23

Trustees and Officers of the Trust
The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. Each Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (866) 637-5386.
Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003; formerly, Partner, Wolf, Block, Schorr and Solis-Cohen, LLP (law firm) 2002-2003; Partner, Thelen Reid & Priest LLP (law firm) 1995-2002.	26	None
Costas Azariadis Born: 1943	Trustee	Since 1989	Professor of Economics, Washington University since 2006.	26	None
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.	26	None
David Tucker Born: 1958	Trustee; Vice Chairman	Since 2011 (Vice Chairman since 2015)	Director, Blue Sky Experience (a charitable endeavor) since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm) 1998-2008.	48	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Interested Trustee
John Y. Keffer[2] Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Investment Advisors, LLC since 2011; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	48	Director, Wintergreen Fund, Inc.; Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Officers
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008.	N/A	N/A
Zachary Tackett Born: 1988	Vice President; Secretary; Anti-Money Laundering Compliance Officer	Since 2014	Associate Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008.	N/A	N/A
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
[1]The Fund Complex includes the Trust, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds and is overseen by different Boards of Trustees.
[2]Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

24

FOR MORE INFORMATION

INVESTMENT ADVISER
Merk Investments LLC
555 Bryant Street #455
Palo Alto, CA 94301
www.merkfunds.com

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

MERK® | MUTUAL FUNDS

MERK HARD CURRENCY FUND®

MERK ABSOLUTE RETURN CURRENCY FUND®

P.O. BOX 588
PORTLAND, ME 04112

208-ANR-0316

Payson Total Return Fund

ANNUAL REPORT // March 31, 2016

HM Payson

PAYSON TOTAL RETURN FUND TABLE OF CONTENTS MARCH 31, 2016

A Message to Our Shareholders (Unaudited)	1
Performance Chart and Analysis (Unaudited)	3
Schedule of Investments	4
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	14
Additional Information (Unaudited)	15

IMPORTANT INFORMATION
An investment in the Fund is subject to risk, including the possible loss of principal. Other Fund risks include equity risk, debt securities risk, exchange-traded funds risk, interest rate risk, credit risk, liquidity risk, inflation indexed security risk, government securities risk and value investment risk. Foreign investing involves certain risks and increased volatility not associated with investing solely in the U.S., including currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. Mortgage-related and other asset-backed securities risks include extension risk and prepayment risk. In addition, the Fund invests in midcap companies which pose greater risks than those associated with larger, more established companies. There is no assurance that the Fund will achieve its investment objective.

PAYSON TOTAL RETURN FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2016

Dear Payson Total Return Fund Shareholder,

The Payson Total Return Fund (the "Fund") provided a total return of -3.94% for the fiscal year ending March 31, 2016. These results compare to the total return for the S&P 500 Index (the "Index") over that same time period of 1.78%. From a longer-term perspective, the Fund generated a 3-year annualized return of 6.91% as compared to the Index of 11.82% over that same time period. On a 5-year basis, the Fund posted annualized results of 7.38%, which was less than the 11.58% results posted by the Index over that same time period.

For a longer-term perspective, the Fund's ten-year average annual total return for the period ended March 31,2016 was 5.45%. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual gross operating expense ratio is 0.97%. For the most recent month end performance, please call (800) 805-8258. Total returns include reinvestment of dividend and capital gains. For some of the periods reported, a portion of the Fund's fees were waived or expenses reimbursed, otherwise total return would have been lower.

Many of the factors that impacted the U.S. stock market as cited in last fiscal year's annual report persisted in 2015. Specifically, we believe that falling energy prices, declining global interest rates and a rising U.S. Dollar continued to contribute to heightened volatility and investor caution. As such, stock prices generally showed little advancement as slowing earnings growth and, in our opinion, elevated stock valuations proved to be strong head winds. In fact, the average stock declined last year under these circumstances, with the Index supported by a small number of large companies.

Given this environment, we believe it's more important than ever to be highly focused on companies that can generate strong cash flows with managements that have a proven track record of using that cash flow to their shareholder's benefit. This can take the form of a company increasing dividends, repurchasing its own stock when it's reasonably priced, and increasing capital expenditures when management is confident it will generate growth above the company's cost of capital. Given the slowdown in global growth and the persistent trends mentioned above, we have been increasingly challenged to find such opportunities, particularly those that we believe are reasonably priced. Nevertheless, we believe the portfolio continues to exhibit excellent comparative investment characteristics and is poised to outperform its benchmark over the long term.

Turning to last year's results, the Fund once again was rewarded for its overweight position in technology stocks relative to the Index. More and more companies across the globe are turning to outsourced technology solutions to improve productivity. Many of the companies held in the portfolio have been direct beneficiaries of this trend, providing new and innovative products and services to those companies that require it to continue their own growth. At the same time, these companies have enjoyed robust cash flow and have enjoyed an expanding propensity to share that cash flow in the form of rising dividends.

With the dramatic decline in oil and natural gas prices this past year, stocks in the energy sector represented the weakest segment of the market, declining by over 15% in the past fiscal year. The Fund was modestly overweight the energy sector relative to the Index during this time period, focusing on large capitalized

1

PAYSON TOTAL RETURN FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2016

companies poised to grow market share once the underlying commodities stabilized. With energy prices only stabilizing in the final quarter of the fiscal year, the choice to overweight the sector proved to be a factor that led to the Fund's overall underperformance.

Lastly, with the ongoing decline in interest rates, several sectors that are typically interest rate sensitive, namely utilities and telecommunications, provided some of the best performance in the past year. The Fund finds little value or sustainable growth in either of these sectors and as such has little to no representation in these sectors. This lack of exposure also contributed negatively to the Fund's relative performance.

The best performing stocks in the Fund portfolio for the fiscal year included McDonalds Corp. (+33.3%), Alphabet Corp, Cl A (37.53%) Microsoft Corp. (39.54%) General Electric Corp. (+32.40%) and Visa Inc. (+17.75%). Some of the worst performing stocks for the fiscal year in the Fund portfolio included Valeant Pharmaceuticals (-52.79%), Williams Companies. Inc. (-67.26%), Viacom Inc. Cl A (-37.43%), and Devon Energy (-25.19%).  Returns shown are the full year total return if the stock was held for the full year in the Fund portfolio, or if the stock was held for less than the full year then the total return from the stock while held in the Fund's portfolio is shown above.

We remain disciplined in our security selection process and approach to managing the Fund. We are highly focused on maintaining attractive portfolio characteristics, avoiding what we believe to be overvalued segments of the market while seeking out reasonably priced opportunities that provide sustainable long term growth of profit margins and cash flow. We believe that this approach to investing the Fund assets will be critically important in the current heightened level of global uncertainty and below average economic growth.

2

PAYSON TOTAL RETURN FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) MARCH 31, 2016

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Payson Total Return Fund (the "Fund") compared with the performance of the benchmark, S&P 500 Index (the "S&P 500"), over the past ten fiscal years. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the S&P 500 includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment.

Comparison of Change in Value of a $10,000 Investment
Payson Total Return Fund vs. S&P 500 Index

Average Annual Total Returns Periods Ended March 31, 2016	One Year	Five Years	Ten Years
Payson Total Return Fund	-3.94%	7.38%	5.45%
S&P 500 Index	1.78%	11.58%	7.01%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (800) 805-8258. As stated in the Fund's prospectus, the annual operating expense ratio (gross) is 0.97%. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

3

PAYSON TOTAL RETURN FUND SCHEDULE OF INVESTMENTS MARCH 31, 2016

Shares	Security Description	Value

Common Stock - 96.1%
Consumer Discretionary - 14.1%
31,237	Discovery Communications, Inc., Class A (a)	$894,315
63,090	Johnson Controls, Inc.	2,458,617
16,255	McDonald's Corp.	2,042,928
19,148	The TJX Cos., Inc.	1,500,246
12,000	Thor Industries, Inc.	765,240
88,181	Twenty-First Century Fox, Inc., Class B	2,486,704
8,659	Viacom, Inc., Class B	357,444
		10,505,494
Consumer Staples - 7.6%
14,150	Diageo PLC, ADR	1,526,361
14,720	PepsiCo, Inc.	1,508,506
38,305	Wal-Mart Stores, Inc.	2,623,509
		5,658,376
Energy - 3.0%
17,652	Exxon Mobil Corp.	1,475,531
8,485	Phillips 66	734,716
		2,210,247
Financial - 22.2%
33,000	Aflac, Inc.	2,083,620
27,440	American Express Co.	1,684,816
43,150	American International Group, Inc.	2,332,257
16,336	Berkshire Hathaway, Inc., Class B (a)	2,317,752
30,030	Discover Financial Services	1,529,128
40,230	JPMorgan Chase & Co.	2,382,420
21,000	MasterCard, Inc., Class A	1,984,500
29,100	Visa, Inc., Class A	2,225,568
		16,540,061
Health Care - 15.5%
44,079	Abbott Laboratories	1,843,825
21,908	Gilead Sciences, Inc.	2,012,469
15,055	Johnson & Johnson	1,628,951
22,684	Merck & Co., Inc.	1,200,210
38,210	Mylan NV (a)	1,771,033
9,378	Perrigo Co PLC	1,199,728
65,537	Pfizer, Inc.	1,942,517
		11,598,733
Industrials - 11.9%
20,212	Cummins, Inc.	2,222,107
10,034	Danaher Corp.	951,825
14,865	General Dynamics Corp.	1,952,815
61,448	General Electric Co.	1,953,432
17,834	United Technologies Corp.	1,785,184
		8,865,363

Technology - 21.8%
4,425	Alphabet, Inc., Class A (a)	3,375,832
33,574	Apple, Inc.	3,659,230
16,848	IBM	2,551,630
86,718	Intel Corp.	2,805,327
43,147	Microsoft Corp.	2,383,009
28,550	QUALCOMM, Inc.	1,460,047
		16,235,075
Total Common Stock (Cost $60,114,743)	71,613,349
Total Investments - 96.1% (Cost $60,114,743)*	$71,613,349
Other Assets & Liabilities, Net – 3.9%	2,900,438
Net Assets – 100.0%	$74,513,787

ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Non-income producing security.

*  Cost for federal income tax purposes is $60,144,014 and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$14,398,960
Gross Unrealized Depreciation	(2,929,625)
Net Unrealized Appreciation	$11,469,335

The following is a summary of the inputs used to value the Fund's investments as of March 31, 2016.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investment in Securities
Level 1 - Quoted Prices	$71,613,349
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$71,613,349

The Level 1 value displayed in this table is Common Stock. Refer to this Schedule of Investments for a further breakout of each security by industry.
The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended March 31, 2016.

See Notes to Financial Statements.	4

PAYSON TOTAL RETURN FUND SCHEDULE OF INVESTMENTS MARCH 31, 2016

PORTFOLIO HOLDINGS
% of Total Investments
Consumer Discretionary	14.6%
Consumer Staples	7.9%
Energy	3.1%
Financial	23.1%
Health Care	16.2%
Industrials	12.4%
Technology	22.7%
100.0%

See Notes to Financial Statements.	5

PAYSON TOTAL RETURN FUND STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2016

ASSETS
. Total investments, at value (Cost $60,114,743)	$71,613,349
Cash	2,248,698
Receivables:
Investment securities sold	1,820,595
Dividends and interest	89,339
Prepaid expenses	9,869
Total Assets	75,781,850

LIABILITIES
Payables:
Investment securities purchased	932,340
Fund shares redeemed	117,188
Distributions payable	141,091
Accrued Liabilities:
Investment adviser fees	37,276
Trustees' fees and expenses	15
Fund services fees	14,848
Other expenses	25,305
Total Liabilities	1,268,063

NET ASSETS	$74,513,787

COMPONENTS OF NET ASSETS
Paid-in capital	$65,197,194
Distributions in excess of net investment income	(244)
Accumulated net realized loss	(2,181,769)
Net unrealized appreciation	11,498,606
NET ASSETS	$74,513,787
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	5,345,290
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$13.94

See Notes to Financial Statements.	6

PAYSON TOTAL RETURN FUND STATEMENT OF OPERATIONS YEAR ENDED MARCH 31, 2016

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $1,233)	$1,589,251
Interest income	724
Total Investment Income	1,589,975

EXPENSES
Investment adviser fees	458,982
Fund services fees	178,019
Custodian fees	7,963
Registration fees	19,185
Professional fees	39,418
Trustees' fees and expenses	6,374
Miscellaneous expenses	32,745
Total Expenses	742,686
NET INVESTMENT INCOME	847,289

NET REALIZED AND UNREALIZED LOSS
Net realized loss on investments	(2,152,498)
Net change in unrealized appreciation (depreciation) on investments	(1,822,677)
NET REALIZED AND UNREALIZED LOSS	(3,975,175)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,127,886)

See Notes to Financial Statements.	7

PAYSON TOTAL RETURN FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Years Ended March 31,
	2016	2015
OPERATIONS
Net investment income	$847,289	$784,369
Net realized gain (loss)	(2,152,498)	3,485,250
Net change in unrealized appreciation (depreciation)	(1,822,677)	317,672
Increase (Decrease) in Net Assets Resulting from Operations	(3,127,886)	4,587,291

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(847,202)	(784,962)
Net realized gain	(2,642,363)	(3,729,870)
Total Distributions to Shareholders	(3,489,565)	(4,514,832)

CAPITAL SHARE TRANSACTIONS
Sale of shares	8,963,123	8,484,691
Reinvestment of distributions	2,989,581	4,045,084
Redemption of shares	(7,696,815)	(6,762,116)
Increase in Net Assets from Capital Share Transactions	4,255,889	5,767,659
Increase (Decrease) in Net Assets	(2,361,562)	5,840,118

NET ASSETS
Beginning of Year	76,875,349	71,035,231
End of Year (Including line (a))	$74,513,787	$76,875,349

SHARE TRANSACTIONS
Sale of shares	615,083	551,447
Reinvestment of distributions	212,927	271,995
Redemption of shares	(536,430)	(438,050)
Increase in Shares	291,580	385,392

(a) Distributions in excess of net investment income	$(244)	$(328)

See Notes to Financial Statements.	8

PAYSON TOTAL RETURN FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.
	For the Years Ended March 31,
	2016	2015	2014	2013	2012
NET ASSET VALUE, Beginning of Year	$15.21	$15.22	$13.89	$14.47	$14.00
INVESTMENT OPERATIONS
Net investment income (a)	0.16	0.16	0.42	0.20	0.20
Net realized and unrealized gain (loss)	(0.76)	0.77	2.23	0.45	1.25
Total from Investment Operations	(0.60)	0.93	2.65	0.65	1.45
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(0.16)	(0.16)	(0.41)	(0.20)	(0.19)
Net realized gain	(0.51)	(0.78)	(0.91)	(1.03)	(0.79)
Total Distributions to Shareholders	(0.67)	(0.94)	(1.32)	(1.23)	(0.98)
NET ASSET VALUE, End of Year	$13.94	$15.21	$15.22	$13.89	$14.47
TOTAL RETURN	(3.94)%	6.32%	19.62%	4.94%	11.35%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$74,514	$76,875	$71,035	$61,852	$54,743
Ratios to Average Net Assets:
Net investment income	1.11%	1.05%	2.84%	1.47%	1.45%
Net expenses	0.97%	0.97%	1.01%	1.07%	1.15%
Gross expenses	0.97%	0.97%	1.01%	1.07%	1.15%
PORTFOLIO TURNOVER RATE	55%	41%	47%	103%	101%

(a)	Calculated based on average shares outstanding during each year.

See Notes to Financial Statements.	9

PAYSON TOTAL RETURN FUND NOTES TO FINANCIAL STATEMENTS MARCH 31, 2016

Note 1. Organization
The Payson Total Return Fund (the "Fund") is a diversified portfolio of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the "Act"), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on November 25, 1991. The Fund seeks a combination of high current income and capital appreciation.
Note 2. Summary of Significant Accounting Policies
These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:
Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange-traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value ("NAV"). Short-term investments that mature in 60 days or less may be valued at amortized cost.
The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Fund's adviser believes that the values available are unreliable. The Trust's Valuation Committee, as defined in the Fund's registration statement, performs certain functions as they relate to the administration and oversight of the Fund's valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Fund's adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.
Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ

10

PAYSON TOTAL RETURN FUND NOTES TO FINANCIAL STATEMENTS MARCH 31, 2016

from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.
The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1 — quoted prices in active markets for identical assets and liabilities
Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The aggregate value by input level, as of March 31, 2016, for the Fund's investments is included at the end of the Fund's Schedule of Investments.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least quarterly. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.
Federal Taxes – The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code") and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of March 31, 2016, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

11

PAYSON TOTAL RETURN FUND NOTES TO FINANCIAL STATEMENTS MARCH 31, 2016

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
Note 3. Fees and Expenses
Investment Adviser – H.M. Payson & Co. (the "Adviser") is the investment Fund's adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 0.60% of the Fund's average daily net assets.
Distribution – Foreside Fund Services, LLC serves as the Fund's distributor (the "Distributor"). The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution (12b-1) services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") or their affiliates.
Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.
Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $50,000 for service to the Trust ($66,000 for the Chairman), and the Audit Committee Chairman and Vice Chairman receive an additional $6,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees' fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.
Note 4. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended March 31, 2016, were $41,209,656 and $42,041,610, respectively.

12

PAYSON TOTAL RETURN FUND NOTES TO FINANCIAL STATEMENTS MARCH 31, 2016

Note 5. Federal Income Tax
Distributions paid during the fiscal years ended as noted were characterized for tax purposes as follows:
	2016	2015
Ordinary Income	$830,341	$2,384,463
Long-Term Capital Gain	2,642,360	2,704,611
	$3,472,701	$5,089,074

As of March 31, 2016, distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed Ordinary Income	$140,847
Capital and Other Losses	(2,152,498)
Net Unrealized Appreciation	11,469,335
Other Temporary Differences	(141,091)
Total	$9,316,593

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and treatment of distributions payable.
The Fund has $2,152,498 of available short-term capital loss carryforwards that have no expiration date.
On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2016. The following reclassification was the result of reclassification of distributions and has no impact on the net assets of the Fund.
Undistributed Net Investment Income (Loss)	$(3)
Accumulated Net Realized Gain (Loss)	3

Note 6. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and the Fund has had no such events.

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Payson Total Return Fund and the Board of Trustees of Forum Funds

We have audited the accompanying statement of assets and liabilities of Payson Total Return Fund (the "Fund"), a series of shares of beneficial interest in the Forum Funds, including the schedule of investments, as of March 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2016 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Payson Total Return Fund as of March 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP
Philadelphia, Pennsylvania
May 24, 2016

14

PAYSON TOTAL RETURN FUND ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2016

Proxy Voting Information
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800) 805-8258 and on the U.S. Securities and Exchange Commission's (the "SEC") website at www.sec.gov. The Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 805-8258 and on the SEC's website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Shareholder Expense Example
As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2015, through March 31, 2016.
Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

15

PAYSON TOTAL RETURN FUND ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2016

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	October 1, 2015	March 31, 2016	Period*	Ratio*
Actual	$1,000.00	$1,041.76	$5.00	0.98%
Hypothetical (5% return before taxes)	$1,000.00	$1,020.10	$4.95	0.98%

*	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 366 to reflect the half-year period.
Federal Tax Status of Dividends Declared during the Fiscal Year
For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 100.00% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 100.00% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Code. The Fund also designates 0.07% as qualified interest income exempt from U.S. tax for foreign shareholders (QII).
Trustees and Officers of the Trust
The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 805-8258.

16

PAYSON TOTAL RETURN FUND ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2016

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003; formerly, Partner, Wolf, Block, Schorr and Solis-Cohen, LLP (law firm) 2002-2003; Partner, Thelen Reid & Priest LLP (law firm) 1995-2002.	26	None
Costas Azariadis Born: 1943	Trustee	Since 1989	Professor of Economics, Washington University since 2006.	26	None
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.	26	None
David Tucker Born: 1958	Trustee; Vice Chairman	Since 2011 (Vice Chairman since 2015)	Director, Blue Sky Experience (a charitable endeavor) since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm) 1998-2008.	48	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Interested Trustee
John Y. Keffer[2] Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Investment Advisors, LLC since 2011; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	48	Director, Wintergreen Fund, Inc.; Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
1The Fund Complex includes the Trust, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds and is overseen by different _Boards of Trustees.
2Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

17

PAYSON TOTAL RETURN FUND ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2016

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Officers
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008.	N/A	N/A
Zachary Tackett Born: 1988	Vice President; Secretary; Anti-Money Laundering Compliance Officer	Since 2014	Associate Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008.	N/A	N/A
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
[1]The Fund Complex includes the Trust, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds and is overseen by different Boards of Trustees.

18

 [INTENTIONALLY LEFT BLANK]

FOR MORE INFORMATION

PAYSON TOTAL RETURN FUND
P.O. Box 588
Portland, Maine 04112
(800) 805-8258 (toll free)
www.hmpayson.com

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

230-ANR-0316

HM Payson
800 805 8258 // hmpayson.com

ITEM 2. CODE OF ETHICS.
(a)
As of the end of the period covered by this report, Forum Funds (the "Registrant") has adopted         a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer (the "Code of Ethics").

(c)	There have been no amendments to the Registrant's Code of Ethics during the period covered by this report.

(d)	There have been no waivers to the Registrant's Code of Ethics during the period covered by this report.

(e)	Not applicable.

(f) (1)  A copy of the Code of Ethics is being filed under Item 12(a) hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that no member of the Audit Committee is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $185,800 in 2015 and $199,800 in 2016.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2015 and $0 in 2016.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $38,000 in 2015 and $41,000 in 2016. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2015 and $0 in 2016.

(e) (1) The Audit Committee reviews and approves in advance all audit and "permissible non-audit services" (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each, a "Series"). In addition, the Audit Committee reviews and approves in advance all "permissible non-audit services" to be provided to an investment adviser (not including any sub-adviser) of a Series, or an affiliate of such investment adviser, that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant ("Affiliate"), by the Series' principal accountant if the engagement relates directly to the operations and financial reporting of the Series. The Audit Committee considers whether fees paid by a Series' investment adviser or an Affiliate to the Series' principal accountant for audit and permissible non-audit services are consistent with the principal accountant's independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $0 in 2015 and $0 in 2016. There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Registrant's investment adviser or any Affiliate.

(h) During the Reporting Period, the Registrant's principal accountant provided no non-audit services to the investment advisers or any entity controlling, controlled by or under common control with the investment advisers to the series of the Registrant to which this report relates.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. INVESTMENTS.

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.
 (b) There were no changes in the Registrant's internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer
Date	May 31, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer
Date	May 31, 2016

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer
Date	May 31, 2016